SHAREHOLDER LETTER



Dear Shareholder:

We are pleased to present this semiannual report for Franklin Value Investors Trust covering the period ended April 30, 2001. In June 2000, we added Franklin Large Cap Value Fund to the Trust's menu of value funds. As its name implies, Franklin Large Cap Value Fund focuses on larger companies with established businesses, experienced management, strong financials and, of course, believed to be selling at bargain prices. At period-end, the median market cap for Franklin Large Cap Value Fund was approximately $14 billion, and the Fund performed quite well compared to its peers and its benchmark during the period.

The domestic economy continued to weaken with consumer prices rising, consumer confidence waning and mounting company earnings disappointments. Near the end of the period, the increasing number of bankruptcies and employee layoff announcements further rattled investors. In response to the bleak economic environment, the Federal Reserve Board slashed the federal funds target rate four times for a total of 200 basis points (2.0%), bringing it to 4.50% at period-end.



CONTENTS



Shareholder Letter                 1

Fund Reports

 Franklin Balance Sheet
 Investment Fund                   4

 Franklin Large Cap
 Value Fund                       12

 Franklin MicroCap
 Value Fund                       18

 Franklin Value Fund              23

Financial Highlights &
Statements of Investments         30

Financial Statements              57

Notes to
Financial Statements              63



FUND CATEGORY
[PYRAMID GRAPHIC]

With increasing stock market volatility, it was difficult for investors to feel comfortable about any of their investments. Sell-offs turned into rallies, then back to sell-offs, often all in one day. However, when the dust settled at the end of the period, value stocks fared better than most.

In fact, all of the Trust's funds performed relatively well during the six months under review, as value stocks rose from the ashes during the first half of the period. Apparently, many investors had believed earlier it was the end of the road for old-fashioned, value-minded investment managers like us. Fortunately, our patience and common sense investment philosophy were rewarded as investors fled from the once high-flying technology issues to more mundane companies selling real products with positive earnings and strong balance sheets.

Throughout the reporting period, strategic buyers were busy scrutinizing our type of bargain holdings. During the past six months, there were 12 announcements of corporate takeovers involving holdings in the Trust's four Funds, all but one at a premium to prior-day prices.

Franklin Value Investors Trust is organized into four portfolios, each managed in the same spirit but with differing focus. While the Funds have distinct investment objectives, our fundamental operating principles remain the same: prudent investment selection and constant professional supervision.

You may be confident that we will remain committed to our common sense, value investment philosophy, despite the financial markets' gyrations. We believe our value funds provide shareholders with attractively priced portfolios of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, stock price appreciation over the long term.

Historically, patient investors achieved solid results through evaluating their goals and diversifying their assets. A long-term investment strategy offers investors an opportunity to take advantage of a regularly scheduled investment plan that participates regardless of market fluctuations. We suggest you contact your investment representative to discuss your goals and consider establishing a regular investment plan.

As always, we value your support, welcome your questions and look forward to serving your investment needs in the future.

Sincerely,

/s/ William J. Lippman
------------------------------
William J. Lippman
President
Franklin Value Investors Trust

FRANKLIN BALANCE SHEET
INVESTMENT FUND

-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing primarily in securities that we believe are undervalued in the marketplace.
--------------------------------------------------------------------------------

It is a pleasure to bring you this semiannual report for Franklin Balance Sheet Investment Fund. It is clear in hindsight that we were emerging from the "value bear market" when we wrote April 2000's semiannual report, although we weren't sure at the time. Our bear market was essentially the Fund's fiscal years 1998 and 1999 -- during the dot-com/tech stock era. Until then, our comments about investment style were limited to explaining our own approach, but in 1998-99 we felt compelled to defend it. Now that the defending phase is past, it is gratifying to be able to tell our shareholders that throughout we stayed true to what we know and understand. For the six months ended April 30, 2001, the Fund's Class A shares delivered a +12.07% cumulative total return as shown






The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

in the Performance Summary beginning on page 10. This was slightly less than the 14.62% return for the Fund's benchmark, the unmanaged Russell 2000 Value Index, and compared very favorably with the negative returns of the Nasdaq Composite Index (-36.97%) and the broader Standard & Poor's(R) (S&P 500(R)) Composite Index (-12.07%).(1)

Franklin Balance Sheet Investment Fund is specifically focused on book value, which is essentially a company's net worth, assets minus its liabilities. Over time, we have had our best results buying well established, financially sound companies at a discount to book value -- pennies on the dollar -- and holding them for several years while the book value increases. We anticipate that over time the market will recognize the intrinsic value of a given holding and bid it to a suitable premium over book value. Alternatively, a financial or strategic buyer, attracted by the bargain price, will bid for control at a premium. Takeovers have been a major contributor to the Fund's performance over the years.

The real trick to balance sheet investing is in seeing the book value grow throughout, as this is what insulates downside risk. Rapid earnings growth is a huge plus, but not central to the strategy. The key is having value steadily accumulate in the form of book value. The ideal purchase would be to buy a stock at 80% of its book value, see the book value increase by 20% over three or four years, and in that time see the market



(1.) Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Assets
4/30/01

              [BAR CHART]

Life and Health Insurance            10.8%
Utilities                             9.3%
Retail Trade                          8.9%
Producer Manufacturing                6.7%
Consumer Durables                     6.7%
Transportation                        5.9%
Consumer Non-Durables                 5.5%
Property-Casualty Insurance           5.2%
Consumer Services                     4.8%
Electronic Technology                 4.5%
Closed-End Mutual Funds               4.2%
Process Industries                    3.6%
Specialty Insurance                   3.4%
Distribution Services                 3.3%
Industrial Services                   2.1%
Other                                 5.6%
Short-Term Investment &
Other Net Assets                     10.0%

TOP 10 HOLDINGS
Franklin Balance Sheet
Investment Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Overseas Shipholding
Group Inc.                                                                  3.0%
Transportation

American National
Insurance Co.                                                               2.9%
Life & Health Insurance

Aztar Corp.                                                                 2.8%
Consumer Services

Niagara Mohawk
Holdings Inc.                                                               2.7%
Utilities

Entergy Corp.                                                               2.5%
Utilities

St. Paul Cos. Inc.                                                          2.4%
Property-Casualty Insurance

Charming Shoppes Inc.                                                       2.4%
Retail Trade

Northeast Utilities                                                         2.3%
Utilities

Tommy Hilfiger Corp.                                                        2.3%
Consumer Non-Durables

Tecumseh Products Co., A & B                                                2.1%
Producer Manufacturing



price move to 1.5 times book value. Our gain would be 125% in this hypothetical example.

There is no way to predict when the payoff will come, if ever. We'll hold a stock as long as its book value keeps growing. For example, we have had a position in American National Insurance for seven years. The company was founded in 1905, has paid dividends for 90 years, and has increased the dividend in each of the last 27 years. While we've owned it, the book value has grown from $74 to $113, an increase of more than 50%. The current price-to-book ratio of 65% is the same as when we first bought the stock. The company is very conservatively managed, to the point that capital is poorly utilized in our opinion. The founding Moody family still controls the company, and appears to prefer safety of principal to optimal return on capital. However, American National operates in a rapidly consolidating industry. Were the Moodys to decide to sell, we believe they would get at least twice book value. Meanwhile, the compound annual total return on American National, essentially growth in book value plus dividends, was slightly less than 10% over the seven years we've owned it.

We believe home-builder M.D.C. Holdings is an example of everything going right. We began accumulating the stock at around 75% of its book value in mid-1997. The stock was considered untimely when we bought it because Wall Street assumed that all home builders would be caught unprepared by an eventual economic slowdown. Thanks to favorable business conditions and excellent management, earnings have increased fourfold since we've owned it. On April 30, 2001, the book value was 70% higher, and the stock traded at around twice book value. The average cost of our holdings at period-end was less than twice 2001's estimated earnings.

There were seven takeovers in the Fund during the period under review, four of which were announced in the first four months of 2001. Takeovers, as noted, sometimes occur when a stock is not performing well, and the bargain-priced assets lure a financial or strategic buyer. However, the best gains come when managements willingly solicit "top dollar" transactions for companies that are performing well. The recent decision by Fund position American General to entertain offers is one example. We acquired our American General position when it bought out Home Beneficial and U.S. LIFE, whose valuations followed our standard pattern of discount to a growing book value. American General has now agreed in turn to be acquired by AIG for $46 per share, above 2.5 times book value.

Unfortunately, continual value creation and a bargain balance sheet can be hard to find in the same package. More typically we have to choose between solid companies at fair prices and bargain-priced companies with operating problems. Experience teaches us that quality is the better choice. Therefore, when we can't have exactly what we want, we'll buy the outstanding operator in a given industry as long as it's trading in the lowest two deciles of price-to-book within our universe of possible choices. Over the past year, that cutoff has ranged between 1.4 and 1.7 times book value. Two recent examples of such purchases are Nucorp and Clayton Homes. Both are generally recognized as the best managed operators in their fields, and have remained profitable during their respective industry slumps -- Nucor in steel and Clayton in manufactured housing -- while competitors have filed for bankruptcy.

Other additions to the portfolio during the period include Alaska Air Group, Hasbro, PolyOne, Sierra Pacific Resources and United Dominion Industries. United Dominion agreed to a takeover offer from SPX Corp. shortly after we began to accumulate the stock. We added significantly to our positions in Corn Products, GenRad, St. Paul Cos., Tommy Hilfiger and to Northeast Utilities after it abandoned plans to merge with Con Edison.

Portfolio sales mainly were due to takeovers, disappointments and exits from inconsequentially small positions which we could not realistically increase. We also sold the last of a great winner for Franklin Balance Sheet Investment Fund -- Trigon Healthcare. Trigon is blessed with excellent management who built a powerful franchise as Virginia's dominant managed health care provider. We bought Trigon in early 1997 when it converted from mutual to stock form with an offering at approximately 80% of statutory book value. Book value has increased roughly 45% since then, and the stock traded as high as three times book value.

Turnover remained low in the six months under review at 13.82%, and cash flow was satisfactory. We remain dedicated to our balance sheet strategy, which we will apply with caution and patience.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN BALANCE SHEET INVESTMENT FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/01, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*


* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                             CHANGE            4/30/01          10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$3.29            $38.11            $34.82
DISTRIBUTIONS (3/1/01 - 4/30/01)
Dividend Income                     $0.2075
Long-Term Capital Gain              $0.6061
                                    -------
      Total                         $0.8136


CLASS B                             CHANGE            4/30/01            3/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.80            $38.06            $37.26
DISTRIBUTIONS (3/1/01 - 4/30/01)
Dividend Income                     $0.0590


CLASS C                             CHANGE            4/30/01            3/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.80            $38.06            $37.26
DISTRIBUTIONS (3/1/01 - 4/30/01)
Dividend Income                     $0.0590


ADVISOR CLASS                       CHANGE            4/30/01            3/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.86            $38.12            $37.26
DISTRIBUTIONS (3/1/01 - 4/30/01)
Dividend Income                     $0.0590
PERFORMANCE

PERFORMANCE

CLASS A                              6-MONTH     1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +12.07%     +26.42%     +75.56%    +311.43%

Average Annual Total Return(2)        +5.64%     +19.16%     +10.59%     +14.51%

Value of $10,000 Investment(3)       $10,564     $11,916     $16,545     $38,774

Avg. Ann. Total Return (3/31/01)(4)              +14.82%     +10.09%     +14.27%


                                                                      INCEPTION
CLASS B                                                                (3/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +2.31%

Aggregate Total Return(5)                                                -1.69%

Value of $10,000 Investment(3)                                           $9,831

Aggregate Total Return (3/31/01)(4, 5)                                   -6.34%



                                                                      INCEPTION
CLASS C                                                                (3/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                               +2.31%

Aggregate Total Return(5)                                                +0.29%

Value of $10,000 Investment(3)                                          $10,029

Aggregate Total Return (3/31/01)(4, 5)                                   -4.37%



ADVISOR CLASS(6)                     6-MONTH     1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +12.10%     +26.45%     +75.60%    +311.54%

Average Annual Total Return(2)       +12.10%     +26.45%     +11.92%     +15.20%

Value of $10,000 Investment(3)       $11,210     $12,645     $17,560     $41,154

Avg. Ann. Total Return (3/31/01)(4)              +21.85%     +11.41%     +14.95%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.




(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total returns represent the average annual change in value of an investment over the periods indicated and include the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

(5.) Aggregate total return represents the change in value of an investment since inception and includes the applicable maximum sales charge(s). Since Class B and C shares have existed for less than one year, average annual total returns are not provided.

(6.) Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative total return of Advisor Class shares was +2.47%.



--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP VALUE FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of total net assets in securities of large-capitalization companies that are similar in size to those in the Russell 1000 Index at the time of purchase, and which we believe are undervalued in the marketplace.(1)
--------------------------------------------------------------------------------
During the six months ended April 30, 2001, the economy slowed dramatically from its torrid pace of the first half of 2000. Gross domestic product (GDP), which grew 2.2% annually in the third quarter of 2000, fell to a 1.0% annualized rate in the fourth quarter, and revised figures for the first quarter of 2001 showed that GDP expanded 1.3%. As a point of reference, GDP growth was a robust annualized 5.6% as recently as the second quarter of 2000. Higher energy prices, volatile equity markets and tighter monetary policy in the first half of 2000 contributed to the recent slowdown. In an attempt to stem the economic deceleration, the Federal Reserve Board (the Fed) reversed course and began lowering interest rates, and the federal funds target rate, which stood at 6.5% on October 31, 2000, fell to 4.5% by April 30, 2001.



(1.) The Russell 1000 Index, from which the Russell 1000 Value Index and Russell 1000 Growth Index are constituted, is designed to measure the 1000 largest companies in the investable U.S. equity market.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 42.

This economic environment pressured corporate profitability, causing larger companies stock indexes to trend lower, although they rallied briskly toward the end of the period under review. Value stocks performed better than growth stocks, as investors continued to sell highly valued technology securities, which were market darlings in late 1999 and early 2000. In the six months ended April 30, 2001, the Russell 1000 Growth Index returned -26.43%, while the Russell 1000 Value Index fell only 0.14%. Over the same period, Franklin Large Cap Value Fund - Class A produced a +13.33% cumulative total return as shown in the Performance Summary beginning on page 16.(2)

We feel that achieving this performance in a period of overall market weakness validates our approach to selecting larger capitalization value names. As you may know, we concentrate on purchasing companies that are inexpensive relative to realistic earnings prospects, have strong balance sheets, generate solid cash flow and have high or improving returns on capital. We also seek opportunities where companies can enhance shareholder value through selling assets not related to core operations or by repurchasing their own stock. By following this discipline, we believe that our portfolio will not only contain our share of strong performers, but will also avoid situations


PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets
4/30/01

Energy Minerals                                 10.9%
Retail Trade                                     8.1%
Transportation                                   5.9%
Producer Manufacturing                           5.9%
Consumer Services                                5.8%
Life & Health Insurance*                         5.2%
Finance & Rental & Leasing*                      5.1%
Consumer Durables                                4.6%
Utilities                                        4.2%
Major Banks*                                     4.1%
Property-Casualty Insurance*                     4.1%
Communications                                   3.4%
Process Industries                               2.7%
Industrial Services                              2.5%
Investment Banks & Brokers*                      2.5%
Non-Energy Minerals                              2.2%
Health Technology                                2.0%
Other                                            8.7%
Short-Term Investments & Other Net Assets       12.1%

(2.) Source: Standard & Poor's Micropal. The unmanaged Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. The index has been reconstituted annually since 1989. The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

* There are specific risks to investing in the finance sector, including banks, and insurance and investment companies, which are sensitive to changes in interest rates, subject to extensive government regulation, and recently have undergone rapid change related to consolidations and changes to its regulatory framework. The Fund's significant exposure to a single sector may result in greater volatility for the Fund than for one with a more broadly diversified portfolio.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
McDonald's Corp.                                                         3.1%
Consumer Services

St. Paul Cos. Inc.                                                       3.1%
Property-Casualty Insurance

International Paper Co.                                                  2.7%
Process Industries

Federated Department
Stores Inc.                                                              2.7%
Retail Trade

USX-Marathon Group Inc.                                                  2.7%
Energy Minerals

Conoco Inc.                                                              2.7%
Energy Minerals

Cendant Corp.                                                            2.7%
Consumer Services

Delta Air Lines Inc.                                                     2.6%
Transportation

Transocean Sedco Forex Inc.                                              2.5%
Industrial Services

Bank of America Corp.                                                    2.5%
Major Banks

that could involve significant capital losses. Over the past six-month period, avoiding stocks that sustained large losses played an important role in our favorable performance.

A good example of our investment style was our purchase of Cendant Corp., which we originally bought at slightly more than 11 times expected earnings. Although Cendant is not a household name, its travel and real estate operations include some of the best-known consumer brands such as hotel chain Ramada, rental car company Avis and real estate broker Century 21. Moreover, as the company operates largely under a franchise model, it has limited need for capital and generates significant free cash flow.

Patience is an essential element of our investment discipline, as we typically do not build a significant position in a stock until we are comfortable with its valuation. At the Fund's inception in June 2000, we were impressed with the diversified businesses and growth prospects of Citigroup, the giant financial services company, but found its price too high for our valuation criteria. Yet, when the stock price dropped significantly in March 2001, we established a position at what we felt were very reasonable levels.

Another recent purchase was Anadarko Petroleum, an energy exploration and production company with significant reserves in natural gas. The natural gas industry went through several years of underinvestment, and as a result of limited capacity and strong demand, prices rose dramatically in 2000. While it may be unrealistic for natural gas prices to permanently stay at recent, high levels, we believe prices could hold at a more historical but still attractive level in the near term. In this scenario, Anadarko would not only benefit by high commodity prices, but by its strong growth in reserves and production.

We purchased MGIC Investment Corp., a leading mortgage insurance provider with an impressive 25% return on equity, at less than 11 times expected earnings. Although the company's future earnings growth may slow from its historical 20% rates, we feel this possibility was adequately discounted by the prices we paid for the stock. Even though the economy weakened during the review period, the housing market remained strong, which should help protect the company from excessive credit losses.

Looking forward, we are optimistic for the long term, despite considerable uncertainty in the current economy and the market. Although our stock selection discipline may not always deliver the strong results achieved over the past six months, we believe it will serve our shareholders well in the years to come.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LARGE CAP
VALUE FUND



CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

* The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.



PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$1.39         $ 12.51        $ 11.12
Distributions (11/1/00 - 4/30/01)
Dividend Income                           $0.0817

CLASS B                                   CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$1.36         $ 12.47        $ 11.11
Distributions (11/1/00 - 4/30/01)
Dividend Income                           $0.0680

CLASS C                                   CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$1.36         $ 12.47        $ 11.11
Distributions (11/1/00 - 4/30/01)
Dividend Income                           $0.0698

PERFORMANCE

                                                                       INCEPTION
CLASS A                                                 6-MONTH         (6/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +13.33%          +26.03%

Aggregate Total Return(2)                                +6.80%          +18.78%

Value of $10,000 Investment(3)                         $10,680         $ 11,878

Aggregate Total Return (3/31/01)(2,4)                                   +13.56%

                                                                       INCEPTION
CLASS B                                                 6-MONTH         (6/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +12.94%          +25.47%

Aggregate Total Return(2)                                +8.94%          +21.47%

Value of $10,000 Investment(3)                         $10,894        $ 12,147

Aggregate Total Return (3/31/01)(2,4)                                   +15.94%

                                                                       INCEPTION
CLASS C                                                 6-MONTH         (6/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                              +12.95%          +25.49%

Aggregate Total Return(2)                               +10.86%          +23.26%

Value of $10,000 Investment(3)                         $11,086        $  12,326

Aggregate Total Return (3/31/01)(2,4)                                    +17.78%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.



(1.) Cumulative total return represents the change in value of an investment overthe periods indicated and does not include sales charges.

(2.) Aggregate total return represents the change in value of an investment since the Fund's inception, and includes the applicable maximum sales charge(s) for that class. Since the Fund has existed for less than one year, average annual total returns are not provided.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.

(4.) In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

FRANKLIN MICROCAP VALUE FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin MicroCap Value Fund seeks high total return by investing primarily in securities of companies with market capitalizations under $200 million at the time of purchase, and which we believe are undervalued in the marketplace.
--------------------------------------------------------------------------------

It is a pleasure to bring you this semiannual report of Franklin MicroCap Value Fund. It is clear in hindsight that we were emerging from the "value bear market" when we wrote April 2000's semiannual report, although we weren't sure at the time. Our bear market was essentially the Fund's fiscal years 1998 and 1999 -- during the dot-com/tech stock era. Until then, our comments about investment style were limited to explaining our own approach, but in 1998-99 we felt compelled to defend it. Now that the defending phase is past, it is gratifying to be able to tell our shareholders that throughout we stayed true to what we know and understand. The Fund's Class A shares delivered a +23.68% cumulative total return during the six months from October 31, 2000, to April 30, 2001, as shown in the Performance Summary on page 22. This compared favorably with the 14.62% return for the Fund's benchmark, the unmanaged Russell 2000 Value Index, and very favorably with

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 46.

the negative returns of the Nasdaq Composite Index (-36.97%) and the broader Standard & Poor's 500 (S&P 500) Composite Index (-12.07%).(1)

The term "micro cap" conjures up in many investors' minds an image of start-ups or early stage companies. In fact, we follow the same conservative guidelines as Franklin Balance Sheet Investment Fund. We look for well-established companies -- at period-end we owned a few that are more than 100 years old -- and we want them to be financially sound and run by managements who have shareholders' interests in mind. We like micro-cap companies because they exist below Wall Street's radar, where we can best exploit the market's inefficiencies. We aim to buy at a very low price to book value, often at discounts to tangible assets, and frequently at very low price-to-earnings ratios.

Our approach is entirely company specific (bottom-up). We don't try to guess big picture trends, or take any particular care with sector weightings. What does matter is our ability to see each company's value grow over time. We assume when we buy a given stock that we may still own it in three, four or five years. The Fund's turnover was less than 10% during the previous fiscal year. It's key that our companies are consistently profitable, so that they can increase their book values year after year. We also avoid companies with too much debt, as we want to be sure the company has the financial strength to work through any immediate problems, or any that may come

(1.) Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged Nasdaq Composite Index is market value-weighted and measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets
4/30/01






Consumer Non-Durables                           14.8%
Retail Trade                                    10.3%
Producer Manufacturing                           8.5%
Utilities                                        8.0%
Transportation                                   4.9%
Electronic Technology                            4.7%
Property-Casualty Insurance                      3.7%
Commercial Services                              3.5%
Process Industries                               3.4%
Industrial Services                              3.3%
Non-energy Minerals                              3.2%
Savings Banks                                    3.0%
Consumer Durables                                2.8%
Consumer Services                                2.5%
Energy Minerals                                  2.5%
Other                                            3.7%
Short-Term Investments & Other Net Assets       17.1%

TOP 10 HOLDINGS
Franklin MicroCap Value Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Standard Commercial Corp.                                                 3.9%
Consumer Non-Durables

Stelmar Shipping Ltd.                                                     2.6%
Transportation

Casino Data Systems                                                       2.5%
Consumer Services

Delta Apparel Inc.                                                        2.5%
Consumer Non-Durables

Maynard Oil Co.                                                           2.5%
Energy Minerals

McNaughton Apparel
Group Inc.                                                                2.4%
Consumer Non-Durables

DIMON Inc.                                                                2.2%
Consumer Non-Durables

Atlantic Tele-Network Inc.                                                2.2%
Utilities

Courier Corp.                                                             2.2%
Commercial Services

Hancock Fabrics Inc.                                                      2.1%
Retail Trade



in the future. The reality is that when a small company begins having problems, its resources can be exhausted quickly, and liquidity in the stock can disappear quickly and permanently.

One element of our approach that is different from other value managers is that we do not try to identify a catalyst that will make a stock perform. Our experience has shown that our best gains often come at unexpected times and for unpredictable reasons. And realistically, whatever catalyst we see is seen by others and is probably already priced into the stock. Instead, we let the valuation be the catalyst. We are more concerned with identifying factors that might keep value suppressed. Examples would be a management incentive structure that is counterproductive, or a controlling block of stock that might resist a takeover. Once satisfied on these points, we will buy carefully and let nature take its course.

We expect to make money in one of three ways. First, the market may come around to our view of a company's value, and the stock appreciates. Second, the stock remains inexpensive, and a strategic or financial buyer purchases the company with a take-over offer. We had four takeovers in the Fund during the semiannual period. Third, the stock stays cheap, but the book value increases each year, and the market price gradually moves with it. In such cases, we are content to hold the position indefinitely and would be inclined to add to the position if the price went lower.

Sometimes we get the best of all worlds -- several years of value creation culminate in a takeover. One example is McNaughton Apparel Group, which we began buying in July 1997. The stock was at $5, a 15% discount to book value and seven times the coming year's earnings, and the company had no debt. Thanks to two brilliant acquisitions and a skillfully executed business plan, management produced earnings far beyond what we envisioned four years ago. Our average cost at period-end was $5.24, which is less than two times the last 12 months' earnings. The book value has roughly doubled, and on April 16, 2001, management announced a deal by which Jones Apparel will buy the company for $21.00 a share, a 300% gain in four years.

We believe there are other McNaughtons in the micro cap bargain bin, and we're looking for them every day. New positions during the period included Central Steel & Wire, CIRCOR International, Cornell Companies, Delta Apparel, First National of Nebraska, Stelmar Shipping, Tractor Supply and Vesta Insurance Group. We also added substantially to several positions, among them Nashua Corp., Qualstar and Schultz Sav-O Stores.

On the sell side, we lightened up on some profitable positions, took losses in a few others and took advantage of Wolohan Lumber's self-tender to exit that position. As usual, takeovers were a significant source of cash.

Looking forward, we are optimistic about the balance of the year. We will continue to apply our investment strategy with caution and patience.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MICROCAP
VALUE FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------



(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, maximum sales charge.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$3.57         $ 22.45        $ 18.88
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                           $0.0869
Short-Term Capital Gain                   $0.1423
Long-Term Capital Gain                    $0.4896
                                          -------
      Total                               $0.7188


PERFORMANCE

                                                                       INCEPTION
CLASS A                               6-MONTH      1-YEAR     5-YEAR  (12/12/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +23.68%    +33.89%    +70.84%   +101.98%

Average Annual Total Return(2)          +16.58%    +26.22%    +10.00%    +12.70%

Value of $10,000 Investment(3)       $  11,658  $  12,622  $  16,102  $  19,030

Avg. Ann. Total Return (3/31/01)(4)                +15.88%     +9.96%    +11.88%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN VALUE FUND



Your Fund's Goal: Franklin Value Fund seeks long-term total return by investing in the securities of companies that we believe are undervalued. The Fund will seek income when deemed consistent with its goal.


During the six-month period ended April 30, 2001, domestic economic conditions continued to deteriorate with growth slowing, rising consumer prices and a growing number of layoff announcements. These dreary economic factors led to renewed fears of a recession and forced the Federal Reserve Board (the Fed) to cut the federal funds target rate by 200 basis points or 2.0% (30% from its recent peak) to 4.5% by period-end.

After more than two years of what many considered a value bear market, the pendulum began to swing back toward value stocks during the first half of the review period. Many of these mundane, overlooked stocks became favorites with nervous investors who were selling their inflated technology issues.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 53.

PORTFOLIO BREAKDOWN
Franklin Value Fund
Based on Total Net Assets
4/30/01

Production Manufacturing       16.2%
Transportation                  9.0%
Electronic Technology           8.7%
Consumer Non-Durables           7.8%
Consumer Durables               7.8%
Industrial Services             7.0%
Retail Trade                    6.2%
Life & Health Insurance         5.0%
Specialty Insurance             4.4%
Property-Casualty Insurance     4.0%
Closed-End Mutual Funds         2.3%
Savings Banks                   2.3%
Non-Energy Minerals             2.3%
Other                          11.6%
Short-Term Investments
& Other Net Assets              5.4%

The major U.S. stock market news during the reporting period was the technology meltdown, which aided the Nasdaq Composite Index's (Nasdaq's) incredible fall from a high of 3451.58 on November 30, 2000, to a low of 1638.80 on April 14, 2001 -- a loss of 52.46%. Although not as dramatic as the Nasdaq's decline, other major U.S. indexes also fell during the period with the Dow Jones(R) Industrial Average losing 1.44% and the Standard & Poor's 500 (S&P 500) Composite Index declining 12.07%.(1) This erratic market behavior also prompted many investors to retreat to the security of bonds and money market instruments.

Within this extremely volatile environment, Franklin Value Fund -- Class A realized a +21.24% cumulative total return for the six months ended April 30, 2001, as shown in the Performance Summary beginning on page 28. By comparison, the Fund's benchmark, the Russell 2000 Value Index, returned 14.62% for the same period.(2)

Our value investment strategy contains various gauges. Instead of focusing exclusively on low price relative to book



(1.) Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index is market value-weighted and measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The unmanaged Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

value, earnings or cash flow, we consider all of these measures in addition to understated assets such as land or intangibles, patents and distribution systems. We also search for fallen angels -- former growth companies that suffered sharp price declines, but we believe still have significant potential.

Our quest for value almost always leads us to bargain-priced securities that seem to have a cloud hanging over them. The cloud could be an ineffectual management team, a passive board of directors or negative sentiment cast over a company or an entire industry. Our job is to determine whether the cloud will disappear. We also require that the company possess a strong balance sheet and cash flow that will sustain the company during a turnaround period.

During the reporting period, we added 17 new securities, focusing on companies with solid financials and high-quality managements. Not surprisingly, we found a few technology fallen angels. One such company is Avocent Corp., a leading provider of connectivity solutions for enterprise data centers and financial institutions worldwide, whose stock price in



TOP 10 HOLDINGS
FRANKLIN VALUE FUND
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Avocent Corp.                                                             3.1%
Electronic Technology

Teekay Shipping Corp.                                                     2.5%
Transportation

Presidential Life Corp.                                                   2.4%
Life & Health Insurance

Standard Commercial Corp.                                                 2.3%
Consumer Non-Durables

Allstate Corp.                                                            2.2%
Property-Casualty Insurance

TJX Companies Inc.                                                        2.1%
Retail Trade

Diebold Inc.                                                              2.1%
Electronic Technology

Washington Mutual Inc.                                                    2.0%
Savings Banks

PMI Group Inc.                                                            2.0%
Specialty Insurance

Family Dollar Stores Inc.                                                 2.0%
Retail Trade

October 2000 had fallen more than 76% from its 52-week high. With no debt and more than $2.50 per share in cash, Avocent traded at 21 times 2001's estimated earnings at the end of the period. We also took a position in Delta Airlines, Inc., the world's most traveled airline. During its fiscal year 2000, Delta achieved record earnings of $7.36 per share, net income of $1 billion and continued a 6% unit cost advantage over industry competitors, yet sold for less than 33 times 2001 earnings estimates and only 1.06 times book value on April 30, 2001.

Strategic buyers were active during the period as five of our portfolio holdings benefited from announcements of corporate takeovers, all at premiums to prior-day prices. The Fund's best-performing sector during the period was consumer non-durables. In this group were our tobacco holdings, which included the portfolio's best-performing stock -- Standard Commercial Corp. -- up more than 280% for the six-month period. In addition, our patience with the Fund's oil drilling and oil services holdings again rewarded us as oil prices remained in the high $20s per barrel.

Within this environment of extreme market volatility, we are optimistic that our common sense, value investment strategy has the potential to serve our shareholders well over the long term.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN VALUE FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 1/2/01, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total return would have been lower.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE         4/30/01  10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$4.40         $25.26    $20.86
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                           $0.0274



CLASS B                                    CHANGE         4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$4.30         $24.91    $20.61
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                            $0.0021


CLASS C                                  CHANGE         4/30/01    10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$4.26         $24.66      $20.40



ADVISOR CLASS                           CHANGE         4/30/01       10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$4.48         $25.61         $21.13
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                        $0.0485

PERFORMANCE

CLASS A                                 6-MONTH       1-YEAR      5-YEAR      (3/11/96)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)               +21.24%      +33.18%      +65.23%      +75.80%

Average Annual Total Return(2)           +14.28%      +25.51%       +9.27%      +10.32%

Value of $10,000 Investment(3)           $11,428     $12,551      $15,576      $16,564

Avg. Ann. Total Return (3/31/01)(4)                   +20.28%       +8.94%       +9.11%


                                                                   INCEPTION
CLASS B                                   6-MONTH       1-YEAR     (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +20.87%      +32.44%      +35.91%

Average Annual Total Return(2)           +16.87%      +28.44%      +12.99%

Value of $10,000 Investment(3)           $11,687      $12,844      $13,291

Avg. Ann. Total Return (3/31/01)(4)                    +22.75%      +10.25%



                                                                               INCEPTION
CLASS C                                   6-MONTH       1-YEAR      3-YEAR     (1/1/99)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)               +20.88%      +32.37%       -2.69%     +56.45%

Average Annual Total Return(2)           +18.66%      +30.04%       -1.24%      +9.86%

Value of $10,000 Investment(3)           $11,866     $13,004       $9,632     $15,493

Avg. Ann. Total Return (3/31/01)(4)                    +24.57%      -3.44%      +8.53%

                                                                               INCEPTION
ADVISOR CLASS(5)                        6-MONTH       1-YEAR      5-YEAR      (3/11/96)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)               +21.46%      +33.67%      +69.37%      +80.21%

Average Annual Total Return(2)           +21.46%      +33.67%      +11.11%      +12.15%

Value of $10,000 Investment(3)          $12,146      $13,367      $16,937      $18,021

Avg. Ann. Total Return (3/31/01)(4)                   +28.06%      +10.78%      +10.93%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
(5.) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +39.51% and +8.00%.
--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                                                                                CLASS A
                                                 ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001       ------------------------------------------------------------
                                                    (UNAUDITED)         2000        1999          1998         1997          1996
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $    34.83      $    29.96   $    31.86    $    35.22    $    29.15    $    26.34
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................        .22             .31          .37           .50           .48           .47
 Net realized and unrealized gains (losses) ...         3.87            5.15         (.68)        (1.55)         8.40          3.85
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............         4.09            5.46         (.31)        (1.05)         8.88          4.32
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.21)           (.31)        (.43)         (.51)         (.46)         (.44)
 Net realized gains ...........................         (.60)           (.28)       (1.16)        (1.80)        (2.35)        (1.07)
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................         (.81)           (.59)       (1.59)        (2.31)        (2.81)        (1.51)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................   $    38.11      $    34.83   $    29.96    $    31.86    $    35.22    $    29.15
                                                  =================================================================================
Total return(b) ...............................        12.07%          18.47%       (1.04)%       (3.14)%       32.86%        16.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $1,289,593      $1,067,893   $1,165,779    $1,467,207    $1,222,953    $  657,002
Ratios to average net assets:
 Expenses .....................................          .98%(c)        1.06%         .93%          .93%         1.08%         1.08%
 Net investment income ........................         1.22%(c)        1.00%        1.19%         1.47%         1.59%         1.69%
Portfolio turnover rate .......................        13.82%           8.69%       17.53%        11.81%        24.63%        35.46%


(a) Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)

FRANKLIN BALANCE SHEET INVESTMENT FUND(CONT.)

                                                                   CLASS B
                                                              -----------------
                                                              APRIL 30, 2001(c)
                                                                 (UNAUDITED)
                                                              -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........                  $   37.26
                                                                 ---------

 Income from investment operations:
 Net investment loss(a) .......................                       (.04)
 Net realized and unrealized gains ............                        .90
                                                                 ---------
Total from investment operations ..............                        .86
                                                                 ---------
Less distributions from net investment income .                       (.06)
                                                                 ---------
Net asset value, end of period ................                  $   38.06
                                                                 =========

Total return(b) ...............................                       2.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............                  $   1,180
Ratios to average net assets:
 Expenses .....................................                       1.62%(d)
 Net investment loss ..........................                      (.60)%(d)
Portfolio turnover rate .......................                      13.82%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period March 1, 2001 (effective date) to April 30, 2001.
(d) Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                                        CLASS C
                                                                   -----------------
                                                                   APRIL 30, 2001(c)
                                                                     (UNAUDITED)
                                                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........                       $   37.26
                                                                      ---------
 Income from investment operations:
 Net investment loss(a) .......................                            (.04)
 Net realized and unrealized gains ............                             .89
                                                                      ---------
Total from investment operations ..............                             .85
                                                                      ---------
Less distributions from net investment income .                            (.06)
                                                                      ---------
Net asset value, end of period ................                       $   38.05
                                                                      =========

Total return(b) ...............................                            2.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............                       $   2,582
Ratios to average net assets:
 Expenses .....................................                            1.62%(d)
 Net investment loss ..........................                            (.58)%(d)
Portfolio turnover rate .......................                           13.82%

(a)   Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c)   For the period March 1, 2001 (effective date) to April 30, 2001.
(d)   Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONT.)

                                                               ADVISOR CLASS
                                                             -----------------
                                                              APRIL 30, 2001(c)
                                                                 (UNAUDITED)
                                                             -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........                 $37.26
                                                                ------
 Income from investment operations:
 Net investment income(a) .....................                    .02
 Net realized and unrealized gains ............                    .90
                                                                ------
Total from investment operations ..............                    .92
                                                                ------
Less distributions from net investment income .                   (.06)
                                                                ------
Net asset value, end of period ................                 $38.12
                                                                ======

Total return(b) .................................                12.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............                 $   47
Ratios to average net assets:
 Expenses .....................................                    .65%(d)
 Net investment income ........................                    .27%(d)
Portfolio turnover rate .......................                  13.82%

(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) For the period March 1, 2001 (effective date) to April 30, 2001.
(d)  Annualized



                      See notes to financial statements                       33

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

        FRANKLIN BALANCE SHEET INVESTMENT FUND                     SHARES         VALUE
----------------------------------------------------------------------------------------
     CLOSED END MUTUAL FUNDS 4.2%
     Emerging Telecommunications Fund ...............         119,619      $ 1,007,192
     H & Q Healthcare Investors Fund ................         150,000        3,600,000
     High Income Opportunity Fund ...................         640,000        5,548,800
     Irish Investment Fund ..........................         135,000        1,694,250
     John Hancock Bank & Thrift Opportunity Fund ....       1,650,000       13,612,500
     Latin America Equity Fund Inc. .................         222,015        2,895,076
     Managed High Income Portfolio Inc. .............         650,000        5,336,500
     Mexico Fund ....................................         625,000       10,675,000
     Petroleum & Resources Corp. ....................         150,000        4,657,500
     Royce Focus Trust Inc. .........................         160,000          912,000
     Royce Value Trust ..............................          52,500          807,975
     Swiss Helvetia Fund ............................         250,000        3,200,000
                                                                           -----------
     TOTAL CLOSED END MUTUAL FUNDS (COST $50,386,406)                       53,946,793
                                                                           -----------
     COMMON STOCKS 85.2%
     CONSUMER DURABLES 6.1%
  (c)Allen Organ Co., B .............................          73,000        2,518,500
     Clayton Homes Inc. .............................         610,000        8,491,200
     D.R. Horton Inc. ...............................         551,000       13,345,220
  (a)Dixie Group Inc. ...............................         370,000        1,657,600
     Hasbro Inc. ....................................       1,630,000       19,967,500
     Lennar Corp. ...................................         300,337       13,145,750
     M.D.C. Holdings Inc. ...........................         330,000       14,196,600
  (a)Schuler Homes Inc. .............................         500,000        6,050,000
                                                                           -----------
                                                                            79,372,370
                                                                           -----------
     CONSUMER NON-DURABLES 5.6%
(a,c)Cyrk Inc. .......................................       1,085,000       2,799,300
  (c)DIMON Inc. ......................................       2,528,400      22,679,748
  (c)Garan Inc. ......................................         280,000       7,630,000
     Genesee Corp., B ................................         117,900       2,726,438
  (c)Haggar Corp. ....................................         590,000       6,377,900
  (a)Tommy Hilfiger Corp. ............................       2,450,000      29,547,000
                                                                           -----------
                                                                            71,760,386
                                                                           -----------
  (a)CONSUMER SERVICES 4.8%
  (c)Aztar Corp. .....................................       2,750,000      35,667,500
     Casino Data Systems .............................         740,000       6,615,600
  (c)Champps Entertainment Inc. ......................       1,000,000       7,060,000
  (c)VICORP Restaurants Inc. .........................         487,063      12,337,306
                                                                           -----------
                                                                            61,680,406
                                                                           -----------
     DISTRIBUTION SERVICES 3.3%
  (a)GTSI Corp. ......................................         160,000         928,000
(a,c)Handleman Co. ...................................       2,100,000      23,709,000
  (c)Nash-Finch Co. ..................................         890,000      17,711,000
                                                                           -----------
                                                                            42,348,000
                                                                           -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)


        FRANKLIN BALANCE SHEET INVESTMENT FUND            SHARES         VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY 4.5%
  (a)Avocent Corp. ........................           25,400     $    632,206
     Cubic Corp. ..........................           52,600        1,604,300
(a,c)ESCO Technologies Inc. ...............          650,000       16,445,000
  (a)FSI International Inc. ...............          665,000        6,650,000
(a,c)Genrad Inc. ..........................        1,880,000       13,724,000
  (a)Hutchinson Technology Inc. ...........          682,000       10,564,180
  (a)Standard Microsystems Corp. ..........          605,000        8,470,000
                                                                 ------------
                                                                   58,089,686
                                                                 ------------
(a,c)ENERGY MINERALS .3%
     Maynard Oil Co. ......................          250,000        4,375,000
                                                                 ------------
     FINANCIAL CONGLOMERATES 1.7%
     StanCorp Financial Group Inc. ........          485,000       22,179,050
                                                                 ------------
     INDUSTRIAL SERVICES 2.1%
  (c)Ecology & Environment Inc., A ........          200,000        1,535,000
(a,c)Kaneb Services Inc. ..................        2,992,500       19,032,300
  (a)Matrix Service Co. ...................          265,000        1,523,750
  (a)Petroleum Helicopters Inc. ...........           77,500        1,550,000
  (a)Petroleum Helicopters Inc., non-voting          152,000        2,994,400
                                                                 ------------
                                                                   26,635,450
                                                                 ------------
     LIFE/HEALTH INSURANCE 10.8%
     American General Corp. ...............          400,000       17,444,000
     American National Insurance Co. ......          504,200       37,199,876
     Amerus Group Co. .....................          210,000        6,705,300
     Clarica Life Insurance Co. (Canada) ..          300,000        7,927,107
     FBL Financial Group Inc., A ..........          615,783       10,314,365
     Kansas City Life Insurance Co. .......          125,100        4,728,780
     Manulife Financial Corp. (Canada) ....          550,000       13,843,500
     MetLife Inc. .........................          201,000        5,829,000
  (a)National Western Life Insurance Co., A          100,000       10,510,000
     Presidential Life Corp. ..............          830,000       14,325,800
     Reinsurance Group of America Inc. ....          325,000       10,952,500
                                                                 ------------
                                                                  139,780,228
                                                                 ------------
     NON-ENERGY MINERALS 1.1%
  (c)Commonwealth Industries Inc. .........        1,145,000        5,610,500
     Nucor Corp. ..........................          175,000        8,877,750
                                                                 ------------
                                                                   14,488,250
                                                                 ------------
     PROCESS INDUSTRIES 3.7%
(a,c)American Pacific Corp ...................       414,000        2,210,760
     Corn Products International Inc. ........       850,000       20,825,000
(a,c)Delta Woodside Industries Inc. ..........     2,240,000        2,240,000
     J.G. Boswell Co. ........................        30,000        8,385,000


FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

  FRANKLIN BALANCE SHEET INVESTMENT FUND               SHARES         VALUE
--------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PROCESS INDUSTRIES (CONT.)
  (a)Mercer International Inc. (Switzerland) .         740,000    $  5,520,400
     PolyOne Corp. ...........................         950,000       8,027,500
                                                                   -----------
                                                                    47,208,660
                                                                   -----------
     PROPERTY-CASUALTY INSURANCE 5.2%
(a,c)ACMAT Corp., A ..........................         293,500       2,640,033
  (a)Arch Capital Group Ltd. .................         380,000       6,023,000
  (c)Merchants Group Inc. ....................         255,000       4,679,250
     RLI Corp. ...............................         162,700       6,508,000
     Selective Insurance Group Inc. ..........         390,000       9,613,500
     St. Paul Cos. Inc. ......................         700,000      31,570,000
     Vesta Insurance Group Inc. ..............         930,000       6,668,100
                                                                   -----------
                                                                    67,701,883
                                                                   -----------
     PRODUCER MANUFACTURING 6.7%
  (c)Hardinge Inc. ..........................         539,000        7,341,180
  (c)Insteel Industries Inc. ................         560,000          957,600
     Oshkosh Truck Corp. ....................         300,000       11,694,000
  (c)Pitt-Des Moines Inc. ...................         415,000       13,383,750
     Tecumseh Products Co., A ...............         437,000       21,544,100
     Tecumseh Products Co., B ...............         114,000        5,016,000
     Timken Co. .............................         825,000       14,107,500
     United Dominion Industries Ltd. (Canada)         500,000       13,075,000
                                                                   -----------
                                                                    87,119,130
                                                                   -----------
     REGIONAL BANKS .4%
     Farmers & Merchants Bank of Long Beach            2,200         5,291,000
                                                                   -----------
     RETAIL TRADE 8.9%
     Cato Corp., A .........................         400,000         7,052,000
  (a)Charming Shoppes Inc. .................       5,000,000        30,550,000
  (a)Consolidated Stores Corp. .............         573,000         6,303,000
  (a)Federated Department Stores Inc. ......         510,000        21,919,800
  (c)Fred's Inc. ...........................         750,000        18,975,000
     Haverty Furniture Cos. Inc. ...........         670,000         9,380,000
(a,c)Jacobson Stores Inc. ..................         384,300         1,152,900
(a,c)Mayor's Jewelers Inc. .................       1,251,400         4,817,890
(a,c)Syms Corp. ............................       1,430,000         9,781,200
  (a)United Retail Group Inc. ..............         632,600         4,700,218
                                                                   -----------
                                                                   114,632,008
                                                                   -----------
     SAVINGS BANKS 1.4%
  (c)Fidelity Bancorp Inc. .................         128,300         2,784,110
     First Defiance Financial Corp. ........         300,000         4,500,000
  (c)GA Financial Inc. .....................         278,200         4,114,578
  (a)PBOC Holdings Inc. ....................         251,800         2,518,000
  (a)Quaker City Bancorp Inc. ..............         137,500         3,609,375
                                                                   -----------
                                                                    17,526,063
                                                                   -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)



  FRANKLIN BALANCE SHEET INVESTMENT FUND                              SHARES           VALUE
------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SPECIALTY INSURANCE 3.4%
     LandAmerica Financial Group Inc. .....................           140,000     $   4,200,000
     MIIX Group Inc. ......................................           440,000         3,295,600
(a,c)Professionals Group Inc. .............................           509,850        13,256,100
  (c)SCPIE Holdings Inc. ..................................           520,000        10,322,000
(a,c)Stewart Information Services Corp. ...................           770,000        13,013,000
                                                                                  -------------
                                                                                     44,086,700
                                                                                  -------------
     TRANSPORTATION 5.9%
  (a)Alaska Air Group Inc. ................................           380,000        10,697,000
  (a)Crowley Maritime Corp. ...............................             4,440         4,895,100
  (c)International Shipholding Corp. ......................           560,000         4,648,000
  (a)Mesa Air Group Inc. ..................................         1,125,000        12,375,000
  (a)OMI Corp. ............................................           650,000         4,823,000
     Overseas Shipholding Group Inc. ......................         1,280,000        38,784,000
                                                                                  -------------
                                                                                     76,222,100
                                                                                  -------------
     UTILITIES 9.3%
     Conectiv Inc. .........................................           215,000         4,794,500
     Entergy Corp. .........................................           800,000        32,400,000
  (a)Niagara Mohawk Holdings Inc. ..........................         2,070,000        34,796,700
     Northeast Utilities ...................................         1,700,000        30,345,000
  (a)Sierra Pacific Resources ..............................         1,149,700        18,406,697
                                                                                     120,742,897
                                                                                   -------------
     TOTAL COMMON STOCKS (COST $840,938,459) ...............                       1,101,239,267
                                                                                   -------------
     PREFERRED STOCKS .6%
     Price Enterprises Inc., 8.75%, pfd., A (COST $6,943,575)          533,400         8,225,027
                                                                                   -------------

                                                                       PRINCIPAL
                                                                        AMOUNT
                                                                    --------------
(a,d)CORPORATE BONDS
     Hechinger Co., senior note, 6.95%, 10/15/03 (COST $5,043,193)  $  7,000,000              507,500
                                                                                       --------------
     TOTAL LONG TERM INVESTMENTS (COST $903,311,633) .............                      1,163,918,587
                                                                                       --------------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
FRANKLIN BALANCE SHEET INVESTMENT FUND                                                                AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENTS 10.5%

 Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $135,668,869)
   (COST $135,651,762) ..........................................................................  $   135,651,762  $   135,651,762
  ABN Amro Inc. (Maturity Value $11,679,733)
  Barclays Capital Inc. (Maturity Value $11,679,733)
  Bear, Stearns & Co. Inc. (Maturity Value $6,673,553)
  BMO Nesbitt Burns Corp. (Maturity Value $11,679,733)
  BNP Paribas Securities Corp. (Maturity Value $11,679,733)
  Chase Securities Inc. (Maturity Value $11,679,733)
  Deutsche Bank Securities (Maturity Value $11,679,733)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $11,679,733)
  Lehman Brothers Inc. (Maturity Value $12,197,986)
  Morgan Stanley & Co. Inc. (Maturity Value $11,679,733)
  SG Cowen Securities Corp. (Maturity Value $11,679,733)
  UBS Warburg LLC (Maturity Value $11,679,733)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds and U.S. Government Agency Securities
                                                                                                                    ---------------
TOTAL INVESTMENTS (COST $1,038,963,395) 100.5% ..................................................                     1,299,570,349
OTHER ASSETS, LESS LIABILITIES (.5)% ............................................................                        (6,168,518)
                                                                                                                    ---------------
NET ASSETS 100.0% ...............................................................................                   $ 1,293,401,831
                                                                                                                    ===============


(a)  Non-income producing
(b)  See Note 1
(c)  See Note 7 regarding holding of 5% voting securities.
(d)  See Note 6 regarding defaulted securities.



38                         See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN LARGE CAP VALUE FUND

                                                                                                           CLASS A
                                                                                        --------------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                         APRIL 30, 2001             YEAR ENDED
                                                                                          (UNAUDITED)            OCTOBER 31, 2000(c)
                                                                                        --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.................................................      $11.12                       $10.00
                                                                                        --------------------------------------------
Income from investment operations:
 Net investment income(a)............................................................         .07                          .09
 Net realized and unrealized gains...................................................        1.40                         1.03
                                                                                        --------------------------------------------
Total from investment operations.....................................................        1.47                         1.12
                                                                                        --------------------------------------------
Less distributions from net investment income........................................        (.08)                          --
                                                                                        --------------------------------------------
Net asset value, end of period.......................................................      $12.51                       $11.12
                                                                                        ============================================

Total return(b)......................................................................       13.33%                       11.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....................................................     $13,082                       $3,418
Ratios to average net assets:
 Expenses............................................................................        1.25%(d)                    1.25%(d)
 Expenses excluding waiver and payments by affiliate.................................        1.84%(d)                    3.22%(d)
 Net investment income...............................................................        1.22%(d)                    2.17%(d)
Portfolio turnover rate..............................................................        4.23%                       7.21%



(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  For the period June 1, 2000 (effective date) to October 31, 2000.

(d)  Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                                                           CLASS B
                                                                                        --------------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                         APRIL 30, 2001              YEAR ENDED
                                                                                          (UNAUDITED)            OCTOBER 31, 2000(c)
                                                                                        --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................................      $11.11                       $10.00
                                                                                        --------------------------------------------
Income from investment operations:
 Net investment income(a) ...........................................................         .04                          .08
 Net realized and unrealized gains ..................................................        1.39                         1.03
                                                                                        --------------------------------------------
Total from investment operations ....................................................        1.43                         1.11
                                                                                        --------------------------------------------
Less distributions from net investment income .......................................        (.07)                          --
                                                                                        --------------------------------------------
Net asset value, end of period ......................................................      $12.47                       $11.11
                                                                                        ============================================

Total return(b) .....................................................................       12.94%                       11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................................      $2,434                         $453
Ratios to average net assets:
 Expenses ...........................................................................        1.77%(d)                     1.69%(d)
 Expenses excluding waiver and payments by affiliate ................................        2.36%(d)                     3.66%(d)
 Net investment income ..............................................................         .66%(d)                     1.81%(d)
Portfolio turnover rate .............................................................        4.23%                        7.21%


(a)  Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  For the period June 1, 2000 (effective date) to October 31, 2000.

(d)  Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN LARGE CAP VALUE FUND (CONT.)

                                                                                                           CLASS C
                                                                                        --------------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                         APRIL 30, 2001              YEAR ENDED
                                                                                          (UNAUDITED)            OCTOBER 31, 2000(c)
                                                                                        --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................................      $11.11                       $10.00
                                                                                        --------------------------------------------
Income from investment operations:
 Net investment income(a)  ................................................ .........         .04                          .06
 Net realized and unrealized gains  .................................................        1.39                         1.05
                                                                                        --------------------------------------------
Total from investment operations  ...................................................        1.43                         1.11
                                                                                        --------------------------------------------
Less distributions from net investment income  ......................................        (.07)                          --
                                                                                        --------------------------------------------
Net asset value, end of period  .....................................................      $12.47                       $11.11
                                                                                        ============================================

Total return(b)  ....................................................................       12.95%                       11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................................      $8,071                       $1,911
Ratios to average net assets:
 Expenses  ..........................................................................        1.87%(d)                     1.79%(d)
 Expenses excluding waiver and payments by affiliate  ...............................        2.46%(d)                     3.76%(d)
 Net investment income  .............................................................         .62%(d)                     1.44%(d)
Portfolio turnover rate .............................................................        4.23%                        7.21%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  For the period June 1, 2000 (effective date) to October 31, 2000.

(d)  Annualized




                       See notes to financial statements.                     41

   FRANKLIN VALUE INVESTORS TRUST
   STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

   FRANKLIN LARGE CAP VALUE FUND                                                                SHARES                    VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 87.9%
   COMMUNICATIONS 3.4%
   SBC Communications Inc. ..........................................................             9,500                $   391,875
   Verizon Communications ...........................................................             7,500                    413,025
                                                                                                                         ---------
                                                                                                                           804,900
                                                                                                                         ---------
   CONSUMER DURABLES 4.6%
   Ford Motor Co. ...................................................................            11,000                    324,280
   General Motors Corp. .............................................................             6,500                    356,265
   Leggett & Platt Inc. .............................................................            12,500                    242,625
   Newell Rubbermaid Inc. ...........................................................             5,800                    156,368
                                                                                                                         ---------
                                                                                                                         1,079,538
                                                                                                                         ---------
   CONSUMER NON-DURABLES 1.2%
   Philip Morris Cos. Inc. ..........................................................             5,500                    275,605
                                                                                                                         ---------
   CONSUMER SERVICES 5.8%
(a)Cendant Corp. ....................................................................            35,500                    629,770
   McDonald's Corp. .................................................................            26,500                    728,750
                                                                                                                         ---------
                                                                                                                         1,358,520
                                                                                                                         ---------
   ENERGY MINERALS 10.9%
   Anadarko Petroleum Corp. .........................................................             9,000                    581,580
   Burlington Resources Inc. ........................................................             3,000                    141,630
   Conoco Inc., B ...................................................................            21,000                    638,820
   Phillips Petroleum Co. ...........................................................             6,500                    387,400
   Tosco Corp. ......................................................................             4,000                    184,200
   USX-Marathon Group Inc. ..........................................................            20,000                    639,200
                                                                                                                         ---------
                                                                                                                         2,572,830
                                                                                                                         ---------
   FINANCE/RENTAL/LEASING 5.1%
   Fannie Mae .......................................................................             5,500                    441,430
   Freddie Mac ......................................................................             7,000                    460,600
   Household International Inc. .....................................................             4,700                    300,894
                                                                                                                         ---------
                                                                                                                         1,202,924
                                                                                                                         ---------
   FINANCIAL CONGLOMERATES 1.9%
   Citigroup Inc. ...................................................................             9,000                    442,350
                                                                                                                         ---------

   HEALTH TECHNOLOGY 2.0%
   Becton, Dickinson & Co. ..........................................................            14,500                    469,075
                                                                                                                         ---------

   INDUSTRIAL SERVICES 2.5%
   Transocean Sedco Forex Inc. ......................................................            11,000                    597,080
                                                                                                                         ---------

   INVESTMENT BANKS/BROKERS 2.5%
   Lehman Brothers Holdings Inc. ....................................................             8,000                    582,000
                                                                                                                         ---------

   LIFE/HEALTH INSURANCE 5.2%
   American General Corp. ...........................................................            10,500                    457,905
   John Hancock Financial Services Inc. .............................................             8,500                    315,775
   MetLife Inc. .....................................................................            16,000                    464,000
                                                                                                                         ---------
                                                                                                                         1,237,680
                                                                                                                         ---------

   FRANKLIN VALUE INVESTORS TRUST
   STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

   FRANKLIN LARGE CAP VALUE FUND                                                                  SHARES                     VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   MAJOR BANKS 4.1%
   Bank of America Corp. ...................................................                      10,500                  $  588,000
   KeyCorp .................................................................                      16,500                     382,470
                                                                                                                          ----------
                                                                                                                             970,470
                                                                                                                          ----------
   NON-ENERGY MINERALS 2.2%
   Weyerhaeuser Co. ........................................................                       9,000                     508,770
                                                                                                                          ----------
   PROCESS INDUSTRIES 2.7%
   International Paper Co. .................................................                      16,500                     646,470
                                                                                                                          ----------
   PRODUCER MANUFACTURING 5.9%
   Dana Corp. ..............................................................                       1,800                      35,334
   Dover Corp. .............................................................                      12,500                     488,375
   Ingersoll-Rand Co. ......................................................                       9,000                     423,000
   Masco Corp. .............................................................                      19,500                     448,500
                                                                                                                          ----------
                                                                                                                           1,395,209
                                                                                                                          ----------
   PROPERTY-CASUALTY INSURANCE 4.1%
   Allstate Corp. ..........................................................                       5,500                     229,625
   St. Paul Cos. Inc. ......................................................                      16,000                     721,600
                                                                                                                          ----------
                                                                                                                             951,225
                                                                                                                          ----------
   REGIONAL BANKS 1.9%
   U.S. Bancorp ............................................................                      21,000                     444,780
                                                                                                                          ----------
   RETAIL TRADE 8.1%
   Family Dollar Stores Inc. ...............................................                      17,500                     446,425
(a)Federated Department Stores Inc. ........................................                      15,000                     644,700
   The Limited Inc. ........................................................                      20,500                     346,860
   The TJX Companies Inc. ..................................................                      15,000                     469,950
                                                                                                                          ----------
                                                                                                                           1,907,935
                                                                                                                          ----------
   SAVINGS BANKS 1.8%
   Washington Mutual Inc. ..................................................                       8,500                     424,405
                                                                                                                          ----------
   SPECIALTY INSURANCE 1.9%
   MGIC Investment Corp. ...................................................                       7,000                     454,930
                                                                                                                          ----------
   TRANSPORTATION 5.9%
(a)AMR Corp. ...............................................................                       8,500                     323,935
   Burlington Northern Santa Fe Corp. ......................................                      15,500                     455,700
   Delta Air Lines Inc. ....................................................                      14,000                     616,420
                                                                                                                          ----------
                                                                                                                           1,396,055
                                                                                                                          ----------
   UTILITIES 4.2%
   Duke Energy Corp. .......................................................                      12,000                     561,120
   TXU Corp. ...............................................................                      10,000                     439,600
                                                                                                                          ----------
                                                                                                                           1,000,720
                                                                                                                          ----------
   TOTAL COMMON STOCKS (COST $18,441,584) ..................................                                              20,723,471
                                                                                                                          ----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)



   FRANKLIN LARGE CAP VALUE FUND                                                                         SHARES             VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
(b)SHORT TERM INVESTMENTS 10.6%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $2,505,825) .............        2,505,825        $ 2,505,825
                                                                                                                         -----------
   TOTAL INVESTMENTS (COST $20,947,409) 98.5% ..................................................                          23,229,296
   OTHER ASSETS, LESS LIABILITIES 1.5% .........................................................                             357,467
                                                                                                                         -----------
   NET ASSETS 100.0% ...........................................................................                         $23,586,763
                                                                                                                         ===========


(a)   Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.



44                     See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights


FRANKLIN MICROCAP VALUE FUND

                                                       SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001    ----------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998        1997        1996(c)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...............         $18.88       $18.41      $20.27      $24.29      $18.44      $15.00
                                                       -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income (loss)(a)....................            .03          .04        (.01)       (.02)       (.01)        .14

 Net realized and unrealized gains (losses).........           4.26         1.90        (.29)      (2.51)       6.33        3.41
                                                       -----------------------------------------------------------------------------
Total from investment operations ...................           4.29         1.94        (.30)      (2.53)       6.32        3.55
                                                       -----------------------------------------------------------------------------
Less distributions from:

 Net investment income .............................           (.09)          --          --        (.01)       (.07)       (.11)

 Net realized gains ................................           (.63)       (1.47)      (1.56)      (1.48)       (.40)         --
                                                       -----------------------------------------------------------------------------
Total distributions ................................           (.72)       (1.47)      (1.56)      (1.49)       (.47)       (.11)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period .....................         $22.45       $18.88      $18.41      $20.27      $24.29      $18.44
                                                       =============================================================================
Total return(b) ....................................          23.68%       11.53%      (1.59)%    (10.95)%     35.05%      23.72%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..................       $152,132      $95,894    $115,999    $175,635    $191,638    $119,664

Ratios to average net assets:

 Expenses ..........................................           1.32%(d)     1.38%       1.27%       1.21%       1.22%       1.24%(d)

 Net investment income (loss) ......................            .31%(d)      .23%       (.05)%      (.11)%      (.05)%      1.28%(d)

Portfolio turnover rate ............................          13.22%        8.52%      14.12%      31.91%      21.33%      14.15%



(a)   Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period December 12, 1995 (effective date) to October 31, 1996.

(d)   Annualized




                       See notes to financial statements.                     45

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


     FRANKLIN MICROCAP VALUE FUND                         SHARES         VALUE
     ---------------------------------------------------------------------------
COMMON STOCKS 82.9%
     COMMERCIAL SERVICES 3.5%
  (a)Cornell Companies Inc. ......................        225,000    $ 2,025,000
     Courier Corp. ...............................         88,600      3,311,425
                                                                      ----------
                                                                       5,336,425
                                                                      ----------

     CONSUMER DURABLES 2.8%
     Allen Organ Co., B ..........................         39,000      1,345,500
(a,c)Baldwin Piano & Organ Co. ...................        173,600        321,160
  (a)Hovnanian Enterprises Inc., A ...............        138,463      2,560,181
                                                                      ----------
                                                                       4,226,841
                                                                      ----------

     CONSUMER NON-DURABLES 14.8%
  (c)Delta Apparel Inc. ..........................        224,000      3,841,600
     DIMON Inc. ..................................        380,000      3,408,600
(a,c)Durango Apparel Inc. ........................        964,100            964
     Garan Inc. ..................................         75,000      2,043,750
     Genesee Corp., A ............................          7,000        161,350
     Genesee Corp., B ............................         30,000        693,750
  (a)McNaughton Apparel Group Inc. ...............        170,000      3,607,400
(a,c)Seneca Foods Corp., A .......................        206,100      2,668,995
  (a)Seneca Foods Corp., B .......................         16,500        214,500
     Standard Commercial Corp. ...................        399,700      5,895,575
                                                                      ----------
                                                                      22,536,484
                                                                      ----------

  (a)CONSUMER SERVICES 2.5%
     Casino Data Systems .........................        433,000      3,871,020
                                                                      ----------
  (a)DISTRIBUTION SERVICES .4%
     Ultrak Inc. .................................        200,000        600,000
                                                                      ----------

     ELECTRONIC TECHNOLOGY 4.7%
  (a)Datron Systems Inc. .........................         90,000        922,500
  (c)ECC International Corp. .....................        500,000      1,760,000
  (c)Espey Manufacturing & Electronics Corp. .....         80,000      1,444,000
  (a)Qualstar Corp. ...............................       227,500      1,592,500
  (a)SPACEHAB Inc. ................................       225,100        655,041
  (a)Sparton Corp. ................................       136,100        850,625
                                                                      ----------
                                                                       7,224,666
                                                                      ----------
  (a)ENERGY MINERALS 2.5%
     Maynard Oil Co. ................................     215,000      3,762,500
                                                                      ----------

  (a)FINANCIAL CONGLOMERATES .7%
     Pinnacle Global Group Inc. .....................     160,025      1,000,156
                                                                      ----------
  (a)HEALTH TECHNOLOGY .8%
     Atrion Corp. ...................................      53,100      1,181,475
                                                                      ----------
     INDUSTRIAL SERVICES 3.3%
     Ecology & Environment Inc., A ..................     105,000        805,875
  (a)Petroleum Helicopters Inc. ....................       17,600        352,000

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

     FRANKLIN MICROCAP VALUE FUND                          SHARES        VALUE
     ---------------------------------------------------------------------------
COMMON STOCKS (CONT.)
     INDUSTRIAL SERVICES (CONT.)
  (a)Petroleum Helicopters Inc., non-voting ......         83,000    $ 1,635,100
(a,c)Roy F. Weston Inc., A .......................        460,000      2,224,100
                                                                      ----------
                                                                       5,017,075
                                                                      ----------
     NON-ENERGY MINERALS 3.3%
     Case Pomeroy & Co. Inc., A ..................            220        222,640
     Case Pomeroy & Co. Inc., B, cvt .............            500        494,000
     Central Steel & Wire Co. ....................          1,405        674,400
(a,c)Kentucky Electric Steel Inc. ................        430,000        612,750
(a,c)Zemex Corp. (Canada) ........................        438,000      2,978,400
                                                                      ----------
                                                                       4,982,190
                                                                      ----------
  (a)PROCESS INDUSTRIES 3.4%
     American Pacific Corp. ......................        243,000      1,297,620
     Flanders Corp. ..............................        792,500      1,513,675
     Griffin Land & Nurseries Inc. ...............        129,000      2,303,940
                                                                      ----------
                                                                       5,115,235
                                                                      ----------
     PRODUCER MANUFACTURING 8.5%
(a,c)Art's-Way Manufacturing Co. Inc. ............        134,500        295,900
  (a)Athey Products Corp. ........................        186,000         19,530
     CIRCOR International Inc. ...................        166,000      2,863,500
  (a)Continental Materials Corp. .................         84,500      1,590,713
     Hardinge Inc. ...............................        166,600      2,269,092
     Insteel Industries Inc. .....................        250,000        427,500
  (c)Nashua Corp. ................................        399,200      2,235,520
  (a)Rofin-Sinar Technologies Inc. ...............        234,400      2,344,000
  (c)TransPro Inc. ...............................        334,500        869,700
                                                                      ----------
                                                                      12,915,455
                                                                      ----------
     PROPERTY-CASUALTY INSURANCE 3.7%
(a,c)ACMAT Corp., A ..............................        150,000      1,349,250
     Penn-America Group Inc. .....................        129,600      1,296,000
     Vesta Insurance Group Inc. ..................        425,000      3,047,250
                                                                      ----------
                                                                       5,692,500
                                                                      ----------
  (a)REAL ESTATE DEVELOPMENT 1.5%
     Bresler & Reiner Inc. .......................         83,500      2,254,500
                                                                      ----------
  (a)REGIONAL BANKS .1%
     First National of Nebraska, Inc. ............             94        206,800
                                                                      ----------
     RETAIL TRADE 10.3%
  (a)Designs Inc. ................................        645,000      1,548,000
     Hancock Fabrics Inc. ........................        380,000      3,138,800
(a,c)S&K Famous Brands Inc. ......................        250,000      2,018,750
     Schultz Sav-O Stores Inc. ...................        173,000      2,124,440
  (a)Tractor Supply Co. ..........................        175,000      2,660,000

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

  FRANKLIN MICROCAP VALUE FUND                                                                            SHARES            VALUE
     -------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
     RETAIL TRADE (CONT.)
  (a)United Retail Group Inc. ..................................................................           363,000      $  2,697,090
(a,c)Village Super Market Inc., A ..............................................................           105,000         1,530,375
                                                                                                                        ------------
                                                                                                                          15,717,455
                                                                                                                        ------------
     SAVINGS BANKS 3.0%
     GA Financial Inc. .........................................................................           150,000         2,218,500
  (a)Quaker City Bancorp Inc. ..................................................................            90,000         2,362,500
                                                                                                                        ------------
                                                                                                                           4,581,000
                                                                                                                        ------------
  (a)SPECIALTY INSURANCE .2%
     PAULA Financial ...........................................................................           204,000           268,260
     Stewart Information Services Corp. ........................................................               500             8,450
                                                                                                                        ------------
                                                                                                                             276,710
                                                                                                                        ------------
     TRANSPORTATION 4.9%
  (a)Crowley Maritime Corp. ....................................................................             2,000         2,205,000
     Providence & Worchester Railroad Co. ......................................................           130,000         1,176,500
  (a)Stelmar Shipping Ltd. (Greece) ............................................................           250,000         3,925,000
(a,c)TransFinancial Holdings Inc. ..............................................................           254,500           203,600
                                                                                                                        ------------
                                                                                                                           7,510,100
                                                                                                                        ------------
     UTILITIES 8.0%
     Atlantic Tele-Network Inc. ................................................................           240,000         3,324,000
     Bangor Hydro-Electric Co. .................................................................            90,000         2,357,100
     Central Vermont Public Service Corp. ......................................................            70,000         1,124,900
     Green Mountain Power Corp. ................................................................           200,100         3,101,550
  (c)Maine Public Service Co. ..................................................................            85,000         2,244,000
                                                                                                                        ------------
                                                                                                                          12,151,550
                                                                                                                        ------------
     TOTAL COMMON STOCKS (COST $107,485,522) ...................................................                         126,160,137
                                                                                                                        ------------
  (b)SHORT TERM INVESTMENTS 14.4%
     Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $21,917,188) ..........        21,917,188        21,917,188
                                                                                                                        ------------
     TOTAL INVESTMENTS (COST $129,402,710) 97.3% ...............................................                         148,077,325
     OTHER ASSETS, LESS LIABILITIES 2.7% .......................................................                           4,054,289
                                                                                                                        ------------
     NET ASSETS 100.0% .........................................................................                        $152,131,614
                                                                                                                        ============


(a)   Non-income producing

(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c)   See Note 7 regarding holdings of 5% voting securities.


48                     See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights



FRANKLIN VALUE FUND

                                                                                         CLASS A
                                                      ------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001  ------------------------------------------------------------
                                                         (UNAUDITED)     2000        1999        1998        1997        1996(c)
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period..................      $20.86      $17.30      $17.98      $24.68      $17.15      $15.00
                                                         -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a)......................         .04         .03        (.04)       (.03)        .08         .05
 Net realized and unrealized gains (losses)...........        4.40        3.53        (.55)      (6.45)       7.90        2.15
                                                         -------------------------------------------------------------------------
Total from investment operations......................        4.44        3.56        (.59)      (6.48)       7.98        2.20
                                                         -------------------------------------------------------------------------
Less distributions from:
 Net investment income................................        (.03)         --          --        (.01)       (.08)       (.05)
 Net realized gains...................................          --          --        (.09)       (.21)       (.37)         --
                                                         -------------------------------------------------------------------------
Total distributions...................................        (.03)         --        (.09)       (.22)       (.45)       (.05)
                                                         -------------------------------------------------------------------------
Net asset value, end of period........................      $25.27      $20.86      $17.30      $17.98      $24.68      $17.15
                                                         =========================================================================
Total return(b).......................................       21.24%      20.72%      (3.38)%    (26.48)%     47.43%      14.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).....................    $104,901     $64,513     $65,898     $98,288     $78,897      $7,828
Ratios to average net assets:
 Expenses.............................................       1.39%(d)     1.58%       1.49%       1.32%       1.32%       1.35%(d)
 Expenses excluding waiver and payments by affiliate..       1.39%(d)     1.58%       1.49%       1.38%       1.41%       2.87%(d)
 Net investment income (loss).........................        .36%(d)      .16%       (.23)%      (.16)%       .27%        .57%(d)
Portfolio turnover rate...............................      11.21%       44.99%      41.21%      36.88%      13.92%      32.52%



(a)   Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period March 11, 1996 (effective date) to October 31, 1996.

(d)   Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)

FRANKLIN VALUE FUND (CONT.)

                                                                                                     CLASS B
                                                                                --------------------------------------------------
                                                                                SIX MONTHS ENDED         YEAR ENDED OCTOBER 31,
                                                                                 APRIL 30, 2001     ------------------------------
                                                                                  (UNAUDITED)          2000             1999(c)
                                                                                --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................................      $   20.61         $   17.21       $   18.33
                                                                                --------------------------------------------------
Income from investment operations:
 Net investment loss(a) ....................................................           (.04)             (.09)           (.15)
 Net realized and unrealized gains (losses) ................................           4.35              3.49            (.97)
                                                                                --------------------------------------------------
Total from investment operations ...........................................           4.31              3.40           (1.12)
                                                                                --------------------------------------------------
Net asset value, end of period .............................................      $   24.92         $   20.61       $   17.21
                                                                                ==================================================

Total return(b) ............................................................          20.87%            19.97%          (6.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................      $   7,838         $   2,747       $   1,293
Ratios to average net assets:
 Expenses ..................................................................           2.08%(d)          2.22%           2.12%(d)
 Net investment loss .......................................................           (.36)%(d)         (.47)%          (.84)%(d)
Portfolio turnover rate ....................................................          11.21%            44.99%          41.21%

(a)Based on average shares outstanding.

(b)Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)For the period January 1, 1999 (effective date) to October 31, 1999.

(d)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)

FRANKLIN VALUE FUND (CONT.)

                                                                                         CLASS C
                                                        ----------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                          APRIL 30, 2001    --------------------------------------------------------
                                                           (UNAUDITED)        2000       1999       1998        1997     1996(c)
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..................    $    20.40       $ 17.03    $ 17.82    $ 24.59     $ 17.14    $16.38
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ......................          (.03)         (.09)      (.16)      (.13)       (.02)      .01
 Net realized and unrealized gains (losses) ...........          4.30          3.46       (.54)     (6.43)       7.84       .76
                                                        ----------------------------------------------------------------------------
Total from investment operations ......................          4.27          3.37       (.70)     (6.56)       7.82       .77
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ................................            --            --         --         --          --      (.01)
 Net realized gains ...................................            --            --       (.09)      (.21)       (.37)       --
                                                        ----------------------------------------------------------------------------
Total distributions ...................................            --            --       (.09)      (.21)       (.37)     (.01)
                                                        ----------------------------------------------------------------------------
Net asset value, end of period ........................    $    24.67       $ 20.40    $ 17.03    $ 17.82     $ 24.59    $17.14
                                                        ============================================================================

Total return(b) .......................................         20.88%        19.93%     (4.03)%   (26.93)%     46.40%     4.68%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................    $   43,298       $28,555    $30,133    $41,694     $21,554    $  434
Ratios to average net assets:
 Expenses                                                        2.05%(d)      2.24%      2.17%      1.97%       1.87%     2.00%(d)
 Expenses excluding waiver and payments by affiliate ..          2.05%(d)      2.24%      2.17%      2.03%       1.96%     3.52%(d)
 Net investment loss ..................................          (.30)%(d)     (.51)%     (.91)%     (.81)%      (.30)%    (.08)%(d)
Portfolio turnover rate ...............................         11.21%        44.99%     41.21%     36.88%      13.92%    32.52%

(a)Based on average shares outstanding effective year ended October 31, 1999.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)For the period September 1, 1996 (effective date) to October 31, 1996.

(d)Annualized

FRANKLIN VALUE INVESTORS TRUST
Financial Highlights (continued)


FRANKLIN VALUE FUND (CONT.)

                                                                                        ADVISOR CLASS
                                                           -------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
                                                            APRIL 30, 2001    ------------------------------------------------------
                                                            (UNAUDITED)          2000         1999          1998         1997(c)
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................    $  21.13         $   17.46     $  18.07      $  24.72      $  18.75
                                                           -------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................         .08               .09          .01           .04           .10
 Net realized and unrealized gains (losses) .............        4.46              3.58         (.53)        (6.45)         5.95
                                                           -------------------------------------------------------------------------
Total from investment operations ........................        4.54              3.67         (.52)        (6.41)         6.05
                                                           -------------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................        (.05)               --           --          (.03)         (.08)
 Net realized gains .....................................          --                --         (.09)         (.21)           --
                                                           -------------------------------------------------------------------------
Total distributions .....................................        (.05)               --         (.09)         (.24)         (.08)
                                                           -------------------------------------------------------------------------
Net asset value, end of period ..........................    $  25.62         $   21.13     $  17.46      $  18.07      $  24.72
                                                           =========================================================================

Total return(b) .........................................       21.46%            21.16%       (2.97)%      (26.18)%       32.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................    $  4,956         $   3,848     $  2,941      $  4,739      $  4,495
Ratios to average net assets:
 Expenses ...............................................        1.07%(d)          1.24%        1.17%          .97%          .98%(d)
 Expenses excluding waiver and payments by affiliate ....        1.07%(d)          1.24%        1.17%         1.03%         1.07%(d)
 Net investment income ..................................         .68%(d)           .49%         .09%          .19%          .59%(d)
Portfolio turnover rate .................................       11.21%            44.99%       41.21%        36.88%        13.92%

(a)Based on average shares outstanding effective year ended October 31, 1999.

(b)Total return is not annualized for periods less than one year.

(c)For the period January 2, 1997 (effective date) to October 31, 1997.

(d)Annualized


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

FRANKLIN VALUE FUND                                        SHARES        VALUE
--------------------------------------------------------------------------------
   CLOSED END MUTUAL FUNDS 2.3%
   High Income Opportunity Fund ......................    190,000    $ 1,647,300
   High Yield Income Fund Inc. .......................     95,000        528,200
   Managed High Income Portfolio Inc. ................    195,000      1,600,950
                                                                     -----------
   TOTAL CLOSED END MUTUAL FUNDS (COST $4,192,519) ...                 3,776,450
                                                                     -----------

   COMMON STOCKS 91.9%
   CONSUMER DURABLES 7.8%
   Briggs & Stratton Corp. ...........................     27,000      1,093,500
   Carlisle Companies Inc. ...........................     48,500      1,792,075
   D.R. Horton Inc. ..................................     98,000      2,373,560
   Hasbro Inc. .......................................     69,500        851,375
   La-Z-Boy Inc. .....................................     98,000      1,764,000
   Leggett & Platt Inc. ..............................     80,000      1,552,800
   M/I Schottenstein Homes Inc. ......................     20,000        777,000
   Russ Berrie & Co. Inc. ............................     98,000      2,327,500
                                                                     -----------
                                                                      12,531,810
                                                                     -----------

   CONSUMER NON-DURABLES 7.8%
   DIMON Inc. ........................................    215,000      1,928,550
   Lancaster Colony Corp. ............................     67,000      2,021,390
   Standard Commercial Corp. .........................    246,000      3,628,500
(a)Timberland Co., A .................................      8,500        419,220
(a)Tommy Hilfiger Corp. ..............................    206,500      2,490,390
(a)Tropical Sportswear International Corp. ...........     52,000        904,800
   Wolverine World Wide Inc. .........................     67,000      1,192,600
                                                                     -----------
                                                                      12,585,450
                                                                     -----------
(a)CONSUMER SERVICES 1.8%
   Aztar Corp. .......................................    139,000      1,802,830
   Cheap Tickets Inc. ................................    107,000      1,123,500
                                                                     -----------
                                                                       2,926,330
                                                                     -----------

   ELECTRONIC TECHNOLOGY 8.7%
(a)Avocent Corp. .....................................    203,000      5,052,670
   Cohu Inc. .........................................    100,100      1,811,810
   Diebold Inc. ......................................    103,000      3,356,770
(a)ESCO Technologies Inc. ............................     28,000        708,400
(a)General Semiconductor Inc. ........................    106,500      1,229,010
(a)Genrad Inc. .......................................    207,000      1,511,100
(a)SPACEHAB Inc. .....................................    123,000        357,930
                                                                     -----------
                                                                      14,027,690
                                                                     -----------

 ENERGY MINERALS 1.6%
(a)Nuevo Energy Co. ..................................     51,000        912,900
   USX-Marathon Group Inc. ...........................     53,500      1,709,860
                                                                     -----------
                                                                       2,622,760
                                                                     -----------
   FINANCE/RENTAL/LEASING 1.4%
   Household International Inc. ......................     34,500      2,208,690
                                                                     -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)


FRANKLIN VALUE FUND                                      SHARES       VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCIAL CONGLOMERATES .1%
   StanCorp Financial Group Inc. .................        6,000    $   274,380
                                                                   -------------
   HEALTH TECHNOLOGY .8%
   West Pharmaceutical Services Inc. .............       44,000      1,212,200
                                                                   -------------

   INDUSTRIAL SERVICES 7.0%
(a)Atwood Oceanics Inc. ..........................       46,500      2,076,225
   ENSCO International Inc. ......................       50,000      1,945,000
(a)Oil States International Inc. .................      101,000      1,060,500
(a)Rowan Cos. Inc. ...............................       59,000      1,958,210
   Santa Fe International Corp. ..................       50,000      1,900,000
   Transocean Sedco Forex Inc. ...................       44,500      2,415,460
                                                                   -------------
                                                                    11,355,395
                                                                   -------------

   LIFE/HEALTH INSURANCE 5.3%
   American General Corp. ........................        8,400        366,324
   American National Insurance Co. ...............       28,000      2,065,840
   John Hancock Financial Services Inc. ..........       11,000        408,650
   Manulife Financial Corp. (Canada) .............       49,000      1,233,330
   Presidential Life Corp. .......................      223,000      3,848,980
   Reinsurance Group of America Inc. .............       17,500        589,750
                                                                   -------------
                                                                     8,512,874
                                                                   -------------

   NON-ENERGY MINERALS 2.3%
   Commonwealth Industries Inc. ..................      103,000        504,700
   Nucor Corp. ...................................       17,500        887,775
   Reliance Steel & Aluminum Co. .................       77,000      2,256,100
                                                                   -------------
                                                                     3,648,575
                                                                   -------------

   PROCESS INDUSTRIES 1.1%
   Myers Industries Inc. .........................       87,000      1,300,650
   Sherwin-Williams Co. ..........................       21,000        440,580
                                                                   -------------
                                                                     1,741,230
                                                                   -------------

   PRODUCER MANUFACTURING 16.2%
   Baldor Electric Co. ...........................       50,000      1,043,000
(a)Cable Design Technologies Corp. ...............      139,000      2,065,540
   CIRCOR International Inc. .....................       63,300      1,091,925
   Dana Corp. ....................................       45,000        883,350
   Federal Signal Corp. ..........................       50,000      1,143,500
   Graco Inc. ....................................       81,000      2,219,400
   JLG Industries Inc. ...........................      213,000      2,619,900
   Kaydon Corp. ..................................       46,500      1,191,330
(a)Lone Star Technologies Inc. ...................       47,000      2,476,900
(a)Mueller Industries Inc. .......................       65,000      2,102,750
   Superior Industries International Inc. ........       53,000      2,133,250
   Teleflex Inc. .................................       43,500      2,127,585
   Timken Co. ....................................      112,000      1,915,200

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)


FRANKLIN VALUE FUND                                     SHARES          VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PRODUCER MANUFACTURING (CONT.)
(a)Tower Automotive Inc. .........................      195,000      $ 2,067,000
   Watts Industries Inc., A ......................       59,000          970,550
                                                                     -----------
                                                                      26,051,180
                                                                     -----------
   PROPERTY-CASUALTY INSURANCE 4.0%
   Allstate Corp. ................................       84,000        3,507,000
   Harleysville Group Inc. .......................       64,500        1,739,565
   Penn-America Group Inc. .......................      105,000        1,050,000
(a)Seibels Bruce Group Inc. ......................      101,000          191,900
                                                                     -----------
                                                                       6,488,465
                                                                     -----------
   REGIONAL BANKS 1.9%
   National Commerce Financial Corp. .............      119,000        2,964,290
                                                                     -----------
   RETAIL TRADE 6.2%
   Family Dollar Stores Inc. .....................      124,000        3,163,240
(a)The Men's Wearhouse Inc. ......................      101,000        2,570,450
   Schultz Sav-O Stores Inc. .....................       63,500          779,780
   The TJX Companies Inc. ........................      109,000        3,414,970
                                                                     -----------
                                                                       9,928,440
                                                                     -----------
   SAVINGS BANKS 2.3%
(a)PBOC Holdings Inc. ............................       40,000          400,000
   Washington Mutual Inc. ........................       66,000        3,295,380
                                                                     -----------
                                                                       3,695,380
                                                                     -----------
   SPECIALTY INSURANCE 4.4%
   MGIC Investment Corp. .........................       18,000        1,169,820
   The PMI Group Inc. ............................       49,500        3,182,850
(a)Professionals Group Inc. ......................      106,500        2,769,000
                                                                     -----------
                                                                       7,121,670
                                                                     -----------
   TECHNOLOGY SERVICES 1.3%
   Reynolds & Reynolds Co., A ....................       88,500        1,828,410
(a)Ultrak Inc. ...................................       86,000          258,000
                                                                     -----------
                                                                       2,086,410
                                                                     -----------
   TRANSPORTATION 9.0%
   Airborne Inc. .................................       22,000          201,520
(a)Atlantic Coast Airlines Holdings Inc. .........       16,000          387,200
   Delta Air Lines Inc. ..........................       57,500        2,531,725
   Kenan Transport Co. ...........................       66,500        2,325,173
(a)Midwest Express Holdings Inc. .................      124,500        1,928,505
(a)Motor Cargo Industries Inc. ...................      113,000          937,900
   Teekay Shipping Corp. (Bahamas) ...............       78,000        3,957,720
   Tidewater Inc. ................................       47,000        2,202,890
                                                                     -----------
                                                                      14,472,633
                                                                     -----------

FRANKLIN VALUE INVESTORS TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

   FRANKLIN VALUE FUND                                                                                  SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UTILITIES .9%
   Northeast Utilities .......................................................................            79,000        $  1,410,150
                                                                                                                        ------------
   TOTAL COMMON STOCKS (COST $128,697,192) ...................................................                           147,866,002
                                                                                                                        ------------

                                                                                                      PRINCIPAL
                                                                                                       AMOUNT
                                                                                                    ------------
   BONDS .4%
(c)CORPORATE BONDS
   Hechinger Co., senior notes, 6.95%, 10/15/03 (COST $334,590) ..............................      $    500,000              36,250
                                                                                                                        ------------
   CONVERTIBLE BONDS .4%
   SPACEHAB Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07 (COST $1,000,000) ...................         1,000,000             625,000
                                                                                                                        ------------
   TOTAL BONDS (COST $1,334,590) .............................................................                               661,250
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $134,224,301) ...........................................                           152,303,702
                                                                                                                        ------------

                                                                                                       SHARES
                                                                                                    ------------
(b)SHORT TERM INVESTMENTS 3.2%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $5,155,849) ...........         5,155,849           5,155,849
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $139,380,150) 97.8% ...............................................                           157,459,551
   OTHER ASSETS, LESS LIABILITIES 2.2% .......................................................                             3,533,678
                                                                                                                        ------------
   NET ASSETS 100.0% .........................................................................                          $160,993,229
                                                                                                                        ============


(a)Non-income producing

(b)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

(c)See Note 6 regarding defaulted securities.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)

                                                             FRANKLIN           FRANKLIN             FRANKLIN
                                                          BALANCE SHEET         LARGE CAP            MICROCAP             FRANKLIN
                                                         INVESTMENT FUND        VALUE FUND          VALUE FUND           VALUE FUND
                                                         ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers.......................      $  632,631,905        $20,947,409        $ 97,524,552        $139,380,150
  Cost - Non-controlled affiliated issuers..........         270,679,728                --           31,878,158                 --
                                                         ===========================================================================
  Value - Unaffiliated issuers......................         848,389,182         23,229,296         121,478,261         157,459,551
  Value - Non-controlled affiliated issuers.........         315,529,405                --           26,599,064                 --
 Repurchase agreements, at value and cost...........         135,651,762                --                  --                  --
 Receivables:
  Investment securities sold........................                 --             262,008                 --            1,965,474
  Capital shares sold...............................           6,560,530            523,214           4,459,773           2,632,252
  Dividends and interest............................             308,236             15,123              15,400              43,261
 Offering costs (Note 1)............................                 --               4,019                 --                  --
 Other assets.......................................              85,600                --               56,500                 --
                                                         ---------------------------------------------------------------------------
      Total assets..................................       1,306,524,715         24,033,660         152,608,998         162,100,538
                                                         ---------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased...................           2,390,629            384,773              12,250             500,981
  Capital shares redeemed...........................           9,112,930              4,988             277,155             292,779
  Affiliates........................................             846,879             23,228             127,777             202,176
  Shareholders......................................             192,155             11,410              19,395              45,837
 Other liabilities..................................             580,291             22,498              40,807              65,536
                                                         ---------------------------------------------------------------------------
      Total liabilities.............................          13,122,884            446,897             477,384           1,107,309
                                                         ---------------------------------------------------------------------------
       Net assets, at value.........................      $1,293,401,831        $23,586,763        $152,131,614        $160,993,229
                                                         ===========================================================================
Net assets consist of:
 Undistributed net investment income................      $      910,547        $    36,980        $    (33,225)       $    (16,489)
 Net unrealized appreciation........................         260,606,954          2,281,887          18,674,615          18,079,401
 Accumulated net realized gain (loss)...............          41,134,188             62,567           4,346,465         (28,045,123)
 Capital shares.....................................         990,750,142         21,205,329         129,143,759         170,975,440
                                                         ---------------------------------------------------------------------------
       Net assets, at value.........................      $1,293,401,831        $23,586,763        $152,131,614        $160,993,229
                                                         ===========================================================================


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001 (UNAUDITED)

                                                                   FRANKLIN          FRANKLIN          FRANKLIN
                                                                BALANCE SHEET       LARGE CAP          MICROCAP          FRANKLIN
                                                               INVESTMENT FUND      VALUE FUND        VALUE FUND        VALUE FUND
                                                               ---------------------------------------------------------------------
CLASS A:
 Net assets, at value ......................................    $1,289,593,054    $   13,081,968    $  152,131,614    $  104,901,010
                                                               =====================================================================
 Shares outstanding ........................................        33,841,569         1,045,388         6,775,994         4,151,011
                                                               =====================================================================
 Net asset value per share(a) ..............................    $        38.11    $        12.51    $        22.45    $        25.27
                                                               =====================================================================
 Maximum offering price per share
 (net asset value per share/94.25%) ........................    $        40.44    $        13.27    $        23.82    $        26.81
                                                               =====================================================================
CLASS B:
 Net assets, at value ......................................    $    1,180,172    $    2,434,211                --    $    7,837,956
                                                               =====================================================================
 Shares outstanding ........................................            31,006           195,216                --           314,578
                                                               =====================================================================
 Net asset value and maximum offering price per share(a) ...    $        38.06    $        12.47                --    $        24.92
                                                               =====================================================================
CLASS C:
 Net assets, at value ......................................    $    2,581,898    $    8,070,584                --    $   43,298,125
                                                               =====================================================================
 Shares outstanding ........................................            67,852           647,249                --         1,755,164
                                                               =====================================================================
 Net asset value per share(a) ..............................    $        38.05    $        12.47                --    $        24.67
                                                               =====================================================================
 Maximum offering price per share
 (net asset value per share/99%) ...........................    $        38.43    $        12.60                --    $        24.92
                                                               =====================================================================
ADVISOR CLASS:
 Net assets, at value ......................................    $       46,707                --                --    $    4,956,138
                                                               =====================================================================
 Shares outstanding ........................................             1,225                --                --           193,452
                                                               =====================================================================
 Net asset value and maximum offering price per share ......    $        38.12                --                --    $        25.62
                                                               =====================================================================


(a)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                 FRANKLIN           FRANKLIN           FRANKLIN
                                                               BALANCE SHEET       LARGE CAP           MICROCAP          FRANKLIN
                                                              INVESTMENT FUND      VALUE FUND         VALUE FUND        VALUE FUND
                                                              ----------------------------------------------------------------------
Investment income:
 Dividends(a)
  Unaffiliated issuers ...................................      $  7,202,671      $    167,152       $    811,784      $  1,019,247
  Non-controlled affiliated issuers (Note 7) .............         1,771,649                --             62,624                --
 Interest ................................................         3,643,354                --                 --            39,189
                                                              ----------------------------------------------------------------------
      Total investment income ............................        12,617,674           167,152            874,408         1,058,436
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................         2,686,869            35,160            389,437           445,219
 Administrative fees (Note 3) ............................                --            13,408                 --                --
 Distribution fees (Note 3)
  Class A ................................................         1,420,651            13,094            133,227           126,953
  Class B ................................................               745             5,291                 --            21,863
  Class C ................................................             1,688            23,549                 --           165,668
 Transfer agent fees (Note 3) ............................         1,277,601             4,710            141,995           154,914
 Custodian fees ..........................................            11,037                61                534               398
 Reports to shareholders .................................            41,429               880             13,416            13,503
 Registration and filing fees ............................            46,815            17,761              9,915            18,662
 Professional fees .......................................            21,273             4,051             11,150             8,353
 Trustees' fees and expenses .............................            45,939               260              6,213             7,731
 Amortization of offering costs (Note 1) .................                --            24,111                 --                --
 Other ...................................................            10,908               101              2,706               860
                                                              ----------------------------------------------------------------------
      Total expenses .....................................         5,564,955           142,437            708,593           964,124
      Expenses waived/paid by affiliate (Note 3) .........                --           (40,166)                --                --
                                                              ----------------------------------------------------------------------
       Net expenses ......................................         5,564,955           102,271            708,593           964,124
                                                              ----------------------------------------------------------------------
        Net investment income ............................         7,052,719            64,881            165,815            94,312
                                                              ----------------------------------------------------------------------


(a)Net of foreign taxes of $30,138 and $1,056 for the Franklin Balance Sheet Investment Fund and the Franklin Value Fund, respectively.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                 FRANKLIN            FRANKLIN         FRANKLIN
                                                              BALANCE SHEET         LARGE CAP         MICROCAP           FRANKLIN
                                                             INVESTMENT FUND        VALUE FUND       VALUE FUND         VALUE FUND
                                                             -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ..................................    $   40,525,643     $       83,210    $    4,337,475    $    2,696,644
   Non-controlled affiliated issuers (Note 7) ............           316,564                 --             8,281                --
   Closed-end funds distributions ........................         2,144,530                 --                --                --
  Foreign currency transactions ..........................            (1,762)                --                --               (71)
                                                              ----------------------------------------------------------------------
      Net realized gain ..................................        42,984,975             83,210         4,345,756         2,696,573
 Net unrealized appreciation on investments ..............        81,218,408          1,738,940        19,846,817        20,799,346
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain .........................       124,203,383          1,822,150        24,192,573        23,495,919
                                                              ----------------------------------------------------------------------
Net increase in net assets resulting from operations .....    $  131,256,102     $    1,887,031    $   24,358,388    $   23,590,231
                                                              ======================================================================


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000


                                                      FRANKLIN BALANCE SHEET INVESTMENT FUND      FRANKLIN LARGE CAP VALUE FUND
                                                      -----------------------------------------------------------------------------
                                                         SIX MONTHS               YEAR           SIX MONTHS          YEAR
                                                           ENDED                 ENDED              ENDED            ENDED
                                                      APRIL 30, 2001        OCTOBER 31, 2000   APRIL 30, 2001   OCTOBER 31, 2000(a)
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................  $    7,052,719        $     10,379,171   $       64,881   $        29,555
  Net realized gain (loss) from investments and
   foreign currency transactions ...................      42,984,975              18,201,993           83,210           (20,643)
  Net unrealized appreciation on investments .......      81,218,408             145,481,508        1,738,940           542,947
                                                      -----------------------------------------------------------------------------
     Net increase in net assets resulting from
      operations ...................................     131,256,102             174,062,672        1,887,031           551,859
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................      (6,463,197)            (10,313,130)         (40,808)               --
   Class B .........................................            (407)                     --           (5,314)               --
   Class C .........................................            (722)                     --          (24,147)               --
   Advisor Class ...................................             (39)                     --               --                --
  Net realized gains:
   Class A .........................................     (18,492,882)            (10,252,922)              --                --
                                                      -----------------------------------------------------------------------------
 Total distributions to shareholders ...............     (24,957,247)            (20,566,052)         (70,269)               --
 Capital share transactions: (Note 2)
   Class A .........................................     115,528,761            (251,382,049)       8,673,334         3,093,760
   Class B .........................................       1,140,446                      --        1,794,074           413,229
   Class C .........................................       2,495,488                      --        5,520,378         1,723,367
   Advisor Class ...................................          44,935                      --               --                --
                                                      -----------------------------------------------------------------------------
 Total capital share transactions ..................     119,209,630            (251,382,049)      15,987,786         5,230,356
      Net increase (decrease) in net assets ........     225,508,485             (97,885,429)      17,804,548         5,782,215
Net assets:
 Beginning of period ...............................   1,067,893,346           1,165,778,775        5,782,215                --
                                                      -----------------------------------------------------------------------------
 End of period .....................................  $1,293,401,831        $  1,067,893,346   $   23,586,763   $     5,782,215
                                                      =============================================================================
Undistributed net investment income
  included in net assets:
  End of period ....................................  $      910,547        $        322,193   $       36,980   $        42,368
                                                      =============================================================================

(a)For the period June 1, 2000 (effective date) to October 31, 2000.


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000

                                                                 FRANKLIN MICROCAP VALUE FUND            FRANKLIN VALUE FUND
                                                               ---------------------------------------------------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS           YEAR
                                                                    ENDED            ENDED             ENDED             ENDED
                                                               APRIL 30, 2001   OCTOBER 31, 2000   APRIL 30, 2001   OCTOBER 31, 2000
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .............................    $     165,815    $     234,896     $      94,312     $     (40,001)
  Net realized gain (loss) from investments and
   foreign currency transactions ...........................        4,345,756        3,162,641         2,696,573        (1,493,482)
  Net unrealized appreciation on investments ...............       19,846,817        7,610,584        20,799,346        18,556,151
                                                               ---------------------------------------------------------------------
     Net increase in net assets resulting from
      operations ...........................................       24,358,388       11,008,121        23,590,231        17,022,668
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................         (433,936)              --          (100,727)               --
   Class B .................................................               --               --              (508)               --
   Advisor Class ...........................................               --               --            (9,566)               --
  Net realized gains:
   Class A .................................................       (3,155,399)      (9,053,240)               --                --
                                                               ---------------------------------------------------------------------
 Total distributions to shareholders .......................       (3,589,335)      (9,053,240)         (110,801)               --
 Capital share transactions: (Note 2)
   Class A .................................................       35,468,520      (22,059,929)       25,345,839       (12,521,737)
   Class B .................................................               --               --         4,214,282         1,066,377
   Class C .................................................               --               --         8,050,741        (6,446,551)
   Advisor Class ...........................................               --               --           239,496           277,662
                                                               ---------------------------------------------------------------------
 Total capital share transactions ..........................       35,468,520      (22,059,929)       37,850,358       (17,624,249)
      Net increase (decrease) in net assets ................       56,237,573      (20,105,048)       61,329,788          (601,581)
Net assets:
 Beginning of period .......................................       95,894,041      115,999,089        99,663,441       100,265,022
                                                               ---------------------------------------------------------------------
 End of period .............................................    $ 152,131,614    $  95,894,041     $ 160,993,229     $  99,663,441
                                                               =====================================================================
Undistributed net investment income included in net assets:
  End of period ............................................    $     (33,225)   $     234,896     $     (16,489)    $          --
                                                               =====================================================================


                       See notes to financial statements.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The Funds' investment objectives are growth and income.

Effective June 1, 2000, the Trust began offering shares of the Franklin Large Cap Value Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Franklin Balance Sheet Investment Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2001, all repurchase agreements had been entered into on that date.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. OFFERING COSTS:

Offering costs are amortized on a straight line basis over twelve months.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2001, the Franklin Balance Sheet Investment Fund began offering three new classes of shares, Class B, Class C and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                 CLASS A, CLASS B, & CLASS C             CLASS A, CLASS B, CLASS C, & ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
Franklin MicroCap Value Fund            Franklin Large Cap Value Fund           Franklin Balance Sheet Investment Fund
                                                                                Franklin Value Fund

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                     FRANKLIN BALANCE SHEET                 FRANKLIN LARGE CAP
                                                                         INVESTMENT FUND                         VALUE FUND
                                                                  ------------------------------------------------------------------
CLASS A SHARES:                                                      SHARES           AMOUNT               SHARES         AMOUNT
                                                                  ------------------------------------------------------------------
Six months ended April 30, 2001
 Shares sold ...............................................        9,402,629     $ 342,898,957           809,618     $   9,514,573
 Shares issued in reinvestment of distributions ............          676,040        23,020,473             2,027            22,321
 Shares redeemed ...........................................       (6,898,319)     (250,390,669)          (73,713)         (863,560)
                                                                  ------------------------------------------------------------------
 Net increase ..............................................        3,180,350     $ 115,528,761           737,932     $   8,673,334
                                                                  ==================================================================
Year ended October 31, 2000(a)
 Shares sold ...............................................        8,763,884     $ 274,492,049           318,950     $   3,210,530
 Shares issued in reinvestment of distributions ............          622,150        18,880,696                --                --
 Shares redeemed ...........................................      (17,641,297)     (544,754,794)          (11,494)         (116,770)
                                                                  ------------------------------------------------------------------
 Net increase (decrease) ...................................       (8,255,263)    $(251,382,049)          307,456     $   3,093,760
                                                                  ==================================================================
CLASS B SHARES:
Six months ended April 30, 2001(b)
 Shares sold ...............................................           32,839     $   1,207,035           159,383     $   1,852,821
 Shares issued in reinvestment of distributions ............               11               389               325             3,570
 Shares redeemed ...........................................           (1,844)          (66,978)           (5,317)          (62,317)
                                                                  ------------------------------------------------------------------
 Net increase ..............................................           31,006     $   1,140,446           154,391     $   1,794,074
                                                                  ==================================================================
Year ended October 31, 2000(a)
 Shares sold ...............................................                                               42,846     $     432,861
 Shares redeemed ...........................................                                               (2,021)          (19,632)
                                                                                                         ---------------------------
 Net increase ..............................................                                               40,825     $     413,229
                                                                                                         ===========================
CLASS C SHARES:
Six months ended April 30, 2001(b)
 Shares sold ...............................................           67,834     $   2,494,805           492,383     $   5,725,552
 Shares issued in reinvestment of distributions ............               18               683             1,756            19,315
 Shares redeemed ...........................................               --                --           (18,977)         (224,489)
                                                                  ------------------------------------------------------------------
 Net increase ..............................................           67,852     $   2,495,488           475,162     $   5,520,378
                                                                  ==================================================================
Year ended October 31, 2000(a)
 Shares sold ...............................................                                              174,652     $   1,749,531
 Shares redeemed ...........................................                                               (2,565)          (26,164)
                                                                                                         ---------------------------
 Net increase ..............................................                                              172,087     $   1,723,367
                                                                                                         ===========================
ADVISOR CLASS:
Six months ended April 30, 2001(b)
 Shares sold ...............................................            1,359     $      49,778
 Shares issued in reinvestment of distributions ............                1                23
 Shares redeemed ...........................................             (135)           (4,866)
                                                                  ------------------------------
 Net increase ..............................................            1,225     $      44,935
                                                                  ==============================

(a)For the Franklin Large Cap Value Fund, for the period June 1, 2000 (effective date) to October 31, 2000.

(b)For the Franklin Balance Sheet Investment Fund, for the period March 1, 2001 (effective date) to April 30, 2001.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                     FRANKLIN MICROCAP VALUE FUND          FRANKLIN VALUE FUND
                                                                     ---------------------------------------------------------------
                                                                       SHARES           AMOUNT            SHARES          AMOUNT
                                                                     ---------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
 Shares sold ...................................................      2,610,411      $ 54,284,663        2,009,781     $ 47,183,955
 Shares issued in reinvestment of distributions ................        181,138         3,244,182            4,074           92,705
 Shares redeemed ...............................................     (1,095,669)      (22,060,325)        (955,504)     (21,930,821)
                                                                     ---------------------------------------------------------------
 Net increase ..................................................      1,695,880      $ 35,468,520        1,058,351     $ 25,345,839
                                                                     ===============================================================
Year ended October 31, 2000
 Shares sold ...................................................      1,721,645      $ 31,141,869        2,758,921     $ 51,360,898
 Shares issued in reinvestment of distributions ................        482,151         8,118,898               --               --
 Shares redeemed ...............................................     (3,425,938)      (61,320,696)      (3,475,775)     (63,882,635)
                                                                     ---------------------------------------------------------------
 Net decrease ..................................................     (1,222,142)     $(22,059,929)        (716,854)    $(12,521,737)
                                                                     ===============================================================
CLASS B SHARES:
Six months ended April 30, 2001
 Shares sold ...................................................                                           195,034     $  4,528,553
 Shares issued in reinvestment of distributions ................                                                21              489
 Shares redeemed ...............................................                                           (13,731)        (314,760)
                                                                                                        ----------------------------
 Net increase ..................................................                                           181,324     $  4,214,282
                                                                                                        ============================
Year ended October 31, 2000
 Shares sold ...................................................                                            78,091     $  1,443,951
 Shares redeemed ...............................................                                           (19,992)        (377,574)
                                                                                                        ----------------------------
 Net increase ..................................................                                            58,099     $  1,066,377
                                                                                                        ============================
CLASS C SHARES:
Six months ended April 30, 2001
 Shares sold ...................................................                                           583,790     $ 13,197,344
 Shares redeemed ...............................................                                          (228,086)      (5,146,603)
                                                                                                        ----------------------------
 Net increase ..................................................                                           355,704     $  8,050,741
                                                                                                        ============================
Year ended October 31, 2000
 Shares sold ...................................................                                           528,629     $  9,598,269
 Shares redeemed ...............................................                                          (898,672)     (16,044,820)
                                                                                                        ----------------------------
 Net decrease ..................................................                                          (370,043)    $ (6,446,551)
                                                                                                        ============================
ADVISOR CLASS:
Six months ended April 30, 2001
 Shares sold ...................................................                                            27,480     $    627,677
 Shares issued in reinvestment of distributions ................                                               367            8,309
 Shares redeemed ...............................................                                           (16,480)        (396,490)
                                                                                                        ----------------------------
 Net increase ..................................................                                            11,367     $    239,496
                                                                                                        ============================
Year ended October 31, 2000
 Shares sold ...................................................                                            33,192     $    628,215
 Shares redeemed ...............................................                                           (19,511)        (350,553)
                                                                                                        ----------------------------
 Net increase ..................................................                                            13,681     $    277,662
                                                                                                        ============================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

ANNUALIZED
 FEE RATE                AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
   .625%                 First $100 million
   .500%                 Over $100 million, up to and including $250 million
   .450%                 Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

ANNUALIZED
 FEE RATE                AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
   .550%                 First $500 million
   .450%                 Over $500 million, up to and including $1 billion
   .400%                 Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Value Fund pays an investment management fee to Advisory Services based on the average net assets of the fund as follows:

ANNUALIZED
 FEE RATE                AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
   .750%                 First $500 million
   .625%                 Over $500 million, up to and including $1 billion
   .500%                 Over $1 billion

For the Franklin Large Cap Value Fund, the Franklin MicroCap Value Fund and the Franklin Value Fund, management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of
 .20% per year of the fund's average net assets.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

FT Services and Advisory Services agreed in advance to waive administrative and management fees for the Franklin Large Cap Value Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                     FRANKLIN         FRANKLIN         FRANKLIN
                   BALANCE SHEET      LARGE CAP        MICROCAP        FRANKLIN
                  INVESTMENT FUND     VALUE FUND      VALUE FUND      VALUE FUND
                  --------------------------------------------------------------
Class A ....            .25%             .35%             .25%            .35%
Class B ....           1.00%            1.00%              --            1.00%
Class C ....           1.00%            1.00%              --            1.00%

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                FRANKLIN             FRANKLIN           FRANKLIN
                                                              BALANCE SHEET         LARGE CAP           MICROCAP           FRANKLIN
                                                             INVESTMENT FUND        VALUE FUND         VALUE FUND         VALUE FUND
                                                             -----------------------------------------------------------------------
Net commissions received (paid) ..........................    $  (569,377)          $ (91,491)         $  30,158          $(164,238)
Contingent deferred sales charges ........................    $    18,151           $   1,334          $   4,177          $  28,242

The funds paid transfer agent fees of $1,579,220 of which $609,729 was paid to Investor Services.

At April 30, 2001, Advisory Services and/or investment companies managed by Advisers owned 10.60% of the Franklin Large Cap Value Fund.

4. INCOME TAXES

At October 31, 2000, certain funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                   FRANKLIN
                                                   LARGE CAP         FRANKLIN
                                                  VALUE FUND        VALUE FUND
                                                 -------------------------------
Capital loss carryovers expiring in:
 2007 ........................................   $         --      $ 29,248,206
 2008 ........................................         20,643         1,120,571
                                                 -------------------------------
                                                 $     20,643      $ 30,368,777
                                                 ===============================

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At April 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                  FRANKLIN                 FRANKLIN              FRANKLIN
                                                BALANCE SHEET              LARGE CAP             MICROCAP                FRANKLIN
                                               INVESTMENT FUND            VALUE FUND            VALUE FUND              VALUE FUND
                                               ------------------------------------------------------------------------------------
Investments at cost ...............            $ 1,039,078,477           $20,947,409           $129,512,564           $139,703,671
                                               ====================================================================================
Unrealized appreciation ...........            $   335,332,213           $ 2,591,632           $ 35,672,989           $ 29,500,854
Unrealized depreciation ...........                (74,840,341)             (309,745)           (17,108,228)           (11,744,974)
                                               ------------------------------------------------------------------------------------
Net unrealized appreciation .......            $   260,491,872           $ 2,281,887           $ 18,564,761           $ 17,755,880
                                               ====================================================================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and offering costs.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2001 were as follows:

                                               FRANKLIN                FRANKLIN                  FRANKLIN
                                            BALANCE SHEET              LARGE CAP                 MICROCAP                FRANKLIN
                                           INVESTMENT FUND             VALUE FUND               VALUE FUND               VALUE FUND
                                           -----------------------------------------------------------------------------------------
Purchases ......................            $ 191,570,782            $  14,721,839            $  26,791,226            $  45,253,920
Sales ..........................            $ 142,741,690            $     494,359            $  13,570,860            $  13,365,356

6. DEFAULTED SECURITIES

At April 30, 2001, the Franklin Value Fund and the Franklin Balance Sheet Investment Fund held defaulted securities with a value aggregating $36,250 and $507,500, representing .02% and .04% of each of the funds' net assets, respectively. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", including dividend income and net realized capital gains and losses at April 30, 2001 were as follows:

                                          NUMBER OF                               NUMBER OF
                                         SHARES HELD                             SHARES HELD   VALUE AT                NET REALIZED
                                         AT BEGINNING     GROSS        GROSS        AT END      END OF     DIVIDEND    CAPITAL GAINS
NAME OF ISSUER                            OF PERIOD     ADDITIONS   REDUCTIONS    OF PERIOD     PERIOD       INCOME      (LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
ACMAT Corp., A..........................    293,500          --          --         293,500  $ 2,640,033   $   --     $      --
Allen Organ Co., B......................     73,000          --          --          73,000    2,518,500     20,440          --
American Pacific Corp. .................    414,000          --          --         414,000    2,210,760       --            --
Aztar Corp. ............................  2,410,000       340,000        --       2,750,000   35,667,500       --            --
Champps Entertainment Inc. .............  1,000,000          --          --       1,000,000    7,060,000       --            --
Charming Shoppes Inc. ..................  5,100,000          --       100,000     5,000,000          (a)       --         240,507
Commonwealth Industries Inc. ...........  1,095,000        50,000        --       1,145,000    5,610,500    112,000          --
Cyrk Inc. ..............................  1,085,000          --          --       1,085,000    2,799,300       --            --
Delta Apparel Inc. .....................    224,000          --       224,000          --            (a)       --      (1,883,215)
Delta Woodside Industries Inc. .........  2,240,000          --          --       2,240,000    2,240,000       --            --
Designs Inc. ...........................  1,190,000          --     1,190,000          --            (a)       --      (1,991,692)
DIMON Inc. .............................  2,236,500       291,900        --       2,528,400   22,679,748    238,245          --
Ecology & Environment Inc., A...........    200,000          --          --         200,000    1,535,000     32,000          --
ESCO Technologies Inc. .................    600,000        50,000        --         650,000   16,445,000       --            --
Fidelity Bancorp Inc. ..................    128,300          --          --         128,300    2,784,110     30,792          --
Fred's Inc. ............................    780,000          --        30,000       750,000   18,975,000     76,500       273,500
GA Financial Inc. ......................    278,200          --          --         278,200    4,114,578    100,152          --
Garan Inc. .............................    280,000          --          --         280,000    7,630,000    364,000          --
Genrad Inc. ............................    250,000     1,630,000        --       1,880,000   13,724,000       --            --
Haggar Corp. ...........................    590,000          --          --         590,000    6,377,900     59,000          --
Handleman Co. ..........................  1,900,000       200,000        --       2,100,000   23,709,000       --            --
Hardinge Inc. ..........................    539,000          --          --         539,000    7,341,180    150,920          --
Insteel Industries Inc. ................    560,000          --          --         560,000      957,600       --            --
International Shipholding Corp. ........    560,000          --          --         560,000    4,648,000     70,000          --
Jacobson Stores Inc. ...................    384,300          --          --         384,300    1,152,900       --            --
Kaneb Services Inc. ....................  2,992,500          --          --       2,992,500   19,032,300       --            --
Maynard Oil Co. ........................    250,000          --          --         250,000    4,375,000       --            --
Mayor's Jewelers Inc. ..................  1,251,400          --          --       1,251,400    4,817,890       --            --
Merchants Group Inc. ...................    255,000          --          --         255,000    4,679,250     51,000          --
Nash-Finch Co. .........................    890,000          --          --         890,000   17,711,000    160,200          --
Pitt-Des Moines Inc. ...................    415,000          --          --         415,000   13,383,750    166,000          --
Professionals Group Inc. ...............    509,850          --          --         509,850   13,256,100       --            --
SCPIE Holdings Inc. ....................    529,000          --         9,000       520,000   10,322,000    104,000       (63,771)

FRANKLIN VALUE INVESTORS TRUST
Notes to Financial Statements (unaudited) (continued)


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO ISSUERS (CONT.)

                                           NUMBER OF                            NUMBER OF
                                          SHARES HELD                          SHARES HELD    VALUE AT                NET REALIZED
                                         AT BEGINNING    GROSS       GROSS        AT END       END OF      DIVIDEND   CAPITAL GAINS
NAME OF ISSUER                             OF PERIOD   ADDITIONS   REDUCTIONS   OF PERIOD      PERIOD       INCOME      (LOSSES)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN BALANCE SHEET
 INVESTMENT FUND (CONT.)
Standard Microsystems Corp. ...........     895,000        --       290,000       605,000   $        (a)  $     --    $3,434,868
Stewart Information Services Corp. ....     770,000        --          --         770,000     13,013,000        --          --
Syms Corp. ............................   1,430,000        --          --       1,430,000      9,781,200        --          --
VICORP Restaurants Inc. ...............     487,063        --          --         487,063     12,337,306        --          --
Wolohan Lumber Co. ....................     520,000        --       520,000          --              (a)      36,400     306,367
                                                                                            ---------------------------------------
      TOTAL NON-CONTROLLED
        AFFILIATED ISSUERS.............                                                     $315,529,405  $1,771,649  $  316,564
                                                                                            =======================================

FRANKLIN MICROCAP VALUE FUND
ACMAT Corp., A.........................     150,000        --          --         150,000   $  1,349,250  $     --    $     --
Art's-Way Manufacturing Co. Inc. ......     120,500      14,000        --         134,500        295,900        --          --
Athey Products Corp. ..................     198,000        --        12,000       186,000            (a)        --       (49,536)
Baldwin Piano & Organ Co. .............      49,000     124,600        --         173,600        321,160        --          --
Delta Apparel Inc. ....................        --       224,000        --         224,000      3,841,600         224        --
Durango Apparel Inc. ..................     964,100        --          --         964,100            964        --          --
ECC International Corp. ...............     545,000        --        45,000       500,000      1,760,000        --         7,645
Espey Manufacturing & Electronics Corp.      80,000        --          --          80,000      1,444,000       8,000        --
Kentucky Electric Steel Inc. ..........     430,000        --          --         430,000        612,750        --          --
Maine Public Service Co. ..............      90,000        --         5,000        85,000      2,244,000      54,400      52,047
Nashua Corp. ..........................     130,100     269,100        --         399,200      2,235,520        --          --
Roy F. Weston Inc., A..................     510,000        --        50,000       460,000      2,224,100        --        (1,875)
S&K Famous Brands Inc. ................     250,000        --          --         250,000      2,018,750        --          --
Seneca Foods Corp., A..................     191,600      14,500        --         206,100      2,668,995        --          --
TransFinancial Holdings Inc. ..........     254,500        --          --         254,500        203,600        --          --
TransPro Inc. .........................     334,500        --          --         334,500        869,700        --          --
Village Super Market Inc., A...........     105,000        --          --         105,000      1,530,375        --          --
Zemex Corp. ...........................     400,000      38,000        --         438,000      2,978,400        --          --
                                                                                            ---------------------------------------
      TOTAL NON-CONTROLLED
        AFFILIATED ISSUERS.............                                                     $ 26,599,064  $   62,624  $    8,281
                                                                                            =======================================

(a)As of April 30, 2001, no longer an affiliate

                      This page intentionally left blank.





















SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Investors Securities Trust covers the period ended April 30, 2001.

The six-month period under review was marked by economic uncertainty, falling interest rates and ongoing stock market volatility. A difficult economic and business climate spooked many investors as global economic growth slowed and many domestic corporations announced earnings disappointments and employee layoffs. Gross domestic product (GDP) growth fell sharply from earlier in 2000 as fourth quarter 2000 GDP recorded 1.0% annualized growth, its lowest level in more than five years. In December 2000, due to continuing recessionary signs and financial concerns, the Federal Reserve Board (the Fed) reversed its previous tightening bias, and in January 2001 the Fed began aggressively reducing the federal funds target rate, thus lowering borrowing costs. By April 30, 2001, the Fed had made four separate cuts of one-half percent each. Near period-end, some worries surfaced that the Fed's actions might fuel inflation. Consumer confidence, although falling from 2000 highs, remained surprisingly resilient; however, GDP growth increased to just a 1.3% annual rate for first quarter 2001.

CONTENTS
Shareholder Letter .........         1

Fund Reports

 Franklin Convertible
 Securities Fund ...........         4

 Franklin Equity
 Income Fund ...............        10

 Franklin Global Government
 Income Fund ...............        18

 Franklin Short-Intermediate
 U.S. Government
 Securities Fund ...........        26

Financial Highlights &
Statements of Investments ..        32

Financial Statements .......        54

Notes to
Financial Statements .......        59

"... Stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds. ..."

Domestic equity markets, following a dismal 2000, particularly for technology-related stocks, continued to experience sometimes severe volatility and relatively poor performance. For the six months ended April 30, 2001, the Dow Jones(R) Industrial Average posted a -1.44% return. The Standard & Poor's 500(R) (S&P 500(R)) Composite Index and Nasdaq Composite Index returned -12.07% and -36.97% during the same time. In a reversal from the previous few years, value stocks generally outperformed growth stocks during the period. For example, the S&P(R) Barra Value Index returned -0.42% compared with the S&P Barra Growth Index's -23.08% plunge for the six-month period.(1)

During the period under review, debt securities generally outperformed equities as stock market volatility and investor pessimism prompted many investors to seek the relative safety of bonds, which, combined with falling interest rates, pushed up bond prices. For the six months ended April 30, 2001, investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 7.29%, while the 10-year Treasury note posted a 4.94% return during the same period.(2)



1. Source: Standard & Poor's Micropal. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on the The Nasdaq Stock Market(R). The index is market value weighted. The unmanaged S&P Barra Value Index contains S&P 500 Index companies with lower price-to-book ratios, low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. The unmanaged S&P Barra Growth Index contains S&P 500 Index companies with higher price-to-earnings ratios, low dividend yields and high earnings growth. The indexes are capitalization-weighted, rebalanced semiannually and include reinvested dividends.

2. Source: Standard & Poor's Micropal. The unmanaged Lehman Brothers Credit Index measures publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The index includes reinvested interest.

High yield bonds performed well in late 2000 and early 2001, then fell significantly before again rallying toward the end of the period.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,



/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FUND CATEGORY
[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets
4/30/01

[PIE CHART]

Convertible Preferred Stocks                                               49.3%
Convertible Bonds                                                          40.1%
Common Stocks                                                               1.2%
Short-Term Investments
  & Other Net Assets                                                        9.4%

FRANKLIN CONVERTIBLE
SECURITIES FUND

Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

During the six months ended April 30, 2001, the U.S. economy showed considerable weakness under the strain of excess capacity across a wide range of industries and the rapid drop in demand leading to a rise in inventory levels throughout the economy. With business conditions deteriorating, many companies adjusted their plans accordingly, reducing corporate spending, liquidating inventory and cutting jobs. As corporations amended their business plans to more appropriately reflect then-current and expected future conditions, they revised profit expectations downward, leading to a turbulent period for U.S. equity and bond markets. With an increased likelihood of economic recession, the Federal Reserve Board (the Fed) acted to stimulate the economy by easing the key federal funds target rate on four separate occasions thus far in 2001. Subsequently, financial markets experienced increased volatility, falling significantly before recovering modestly at the end of the period. The market's recovery rally in April came on the hopes that the Fed's interest rate cuts and many corporations' difficult decisions would lead to better supply/demand fundamentals and a resumption of profit growth in the near future.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

Within this environment, Franklin Convertible Securities Fund - Class A delivered a +3.15% cumulative total return for the six months ended April 30, 2001, as shown in the Performance Summary beginning on page 8, outperforming its benchmark, the Goldman Sachs Bloomberg Convertible 100 Bond Index, which returned -6.81% for the same period. The Fund's performance also compared favorably with the overall equity markets, as measured by the Standard & Poor's 500 (S&P 500) Composite Index and Nasdaq Composite Index, which posted returns of -12.07% and -36.97%.(1)

Contributing to the Fund's strong relative performance were its positions in energy and utility firms, including Devon Energy, a leading oil and gas exploration and production company, and Calpine Corp., a leading developer and operator of power generation facilities throughout the U.S. In addition to the favorable industry fundamentals benefiting these companies, the Fund's convertible preferred holdings offered attractive income, along with appreciation potential from any increases in the underlying common stock's value. The cable industry also experienced generally strong performance during the period. For example, Fund holdings Charter Communications and Cox Communications benefited from cable companies' defensive nature arising

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Newfield Financial Trust I                                               3.3%
Energy Minerals

Duke Energy Corp.                                                        3.1%
Utilities

Weatherford
International Inc.                                                       2.7%
Industrial Services

United Rentals Trust I                                                   2.6%
Commercial Services

Credit Suisse First Boston NY
into Sun Microsystems                                                    2.4%
Electronic Technology

TOP 5 BONDS
Franklin Convertible Securities Fund
4/30/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Affiliated Computer Services                                              3.1%
Technology Services

Adelphia
Communications Corp.                                                      2.9%
Consumer Services

COR Therapeutics Inc.                                                     2.0%
Health Technology

Lattice Semiconductor Co.                                                 1.9%
Electronic Technology

Ivax Corp.                                                                1.8%
Health Technology


1. Source: Standard & Poor's Micropal. The unmanaged Goldman Sachs Bloomberg Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal dollar-weighted basis. The unmanaged S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, U.S. publicly traded companies. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market. The index is market value weighted. The indexes include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/00 - 4/30/01

                                                       DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                              CLASS A             CLASS C
--------------------------------------------------------------------------------
November                                           6.25 cents        5.35 cents

December                                          14.25 cents*      13.23 cents*

January                                            6.25 cents        5.23 cents

February                                           6.25 cents        5.23 cents

March                                              6.25 cents        5.28 cents

April                                              6.25 cents        5.28 cents
--------------------------------------------------------------------------------
TOTAL                                             45.50 CENTS       39.60 CENTS

* Includes an additional 8.0 cent distribution to meet excise tax requirements.

from the strong recurring subscriber payments, as well as increasing growth opportunities from the introduction of enhanced services such as digital cable, video-on-demand and high-speed data access.

We attribute the Fund's outperformance relative to its peers during the reporting period to our strategy of maintaining a balanced portfolio of convertible securities that we believe offer the appropriate combination of upside participation, current income and downside support. Looking forward, the Fund is well-positioned, in our opinion, to take advantage of the domestic convertible securities market's favorable outlook. The fixed income nature of convertible securities provides current income and reduced volatility relative to the underlying equities, given the downside protection convertible securities offer. In addition, the conversion option provides the ability to participate in future common stock price appreciation.




/s/ Edward B. Jamieson
Edward B. Jamieson




/s/ Edward D. Perks
Edward D. Perks
Portfolio Management Team
Franklin Convertible Securities Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE         4/30/01  10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.70         $15.23    $15.93
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                              $0.4550
Short-Term Capital Gain                      $0.6755
                                             -------
          Total                              $1.1305


CLASS C                                      CHANGE         4/30/01  10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.69         $15.17    $15.86
DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                              $0.3960
Short-Term Capital Gain                      $0.6755
                                             -------
          Total                              $1.0715

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.15%    +8.72%    +77.13%   +270.26%
Average Annual Total Return(2)            -2.77%    +2.48%    +10.80%    +13.31%
Avg. Ann. Total Return (3/31/01)(3)                 -5.71%     +9.83%    +12.81%

Distribution Rate(4)                             4.64%
30-Day Standardized Yield(5)                     3.67%

                                                                       INCEPTION
CLASS C                                 6-MONTH    1-YEAR    5-YEAR    (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)               +2.83%    +7.96%    +70.65%    +86.52%
Average Annual Total Return(2)           +0.86%    +5.87%    +11.06%    +11.61%
Avg. Ann. Total Return (3/31/01)(3)                -2.59%    +10.10%    +10.44%

Distribution Rate(4)                             4.14%
30-Day Standardized Yield(5)                     3.14%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FUND CATEGORY

[PYRAMID GRAPHIC]


FRANKLIN EQUITY INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.
--------------------------------------------------------------------------------

The U.S. business climate and Federal Reserve Board (Fed) policy during the six-month period ended April 30, 2001, experienced marked reversals from earlier in 2000. Following about two years of strong economic and corporate-profit growth accompanied by a series of six Fed interest rate increases, the corporate earnings picture rapidly deteriorated in late 2000. The Fed responded by embarking on an unprecedented program in 2001 of easing short-term interest rates by half of one percent on four separate occasions during the first four months of 2001. Many analysts anticipate further rate reductions in the near future to help reinvigorate the economy.

In comparing 2000 with 1999, earnings per share for companies comprising the Standard & Poor's 500 (S&P 500) Composite Index declined 2% in the fourth quarter versus an average 15.6% increase during the first three quarters.(1) Consensus estimates project lower year-over-year earnings for the first half of 2001, with very modest growth for the final six months of the year. Technology companies have been hardest hit primarily due to reduced capital spending plans for many corporations and overly optimistic analyst projections. Reflecting these trends,



1. Source: Baseline.

   The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 40.

"old economy" value stocks benefited as investors rotated out of growth stocks during much of the period under review. For example, the Russell 3000 Growth Index experienced a -25.83% return for the six months ended April 30, 2001, while the Russell 3000 Value Index, the Fund's benchmark, returned 0.78% for the same period.(2) Within this environment, Franklin Equity Income Fund - Class A posted a +3.71% six-month cumulative total return, as shown in the Performance Summary beginning on page 16. This performance compares favorably with the -0.23% total return of the Lipper Equity Income Funds Objective Average, which was composed of 214 funds on April 30, 2001.(3)

The Fund's outperformance relative to its benchmark during the six months under review can be attributed largely to its positioning in defensive sectors such as utilities, consumer non-durable stocks and real estate investment trusts (REITs) in 2000 and the Fund's gradual shift to more cyclical investments, such as technology and basic materials, toward the end of the reporting period. The Fund maintains a value-oriented philosophy, utilizing a highly disciplined approach to investing. We seek to invest primarily in stocks selling at attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks trading at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines.

At the end of the period, financial stocks, including REITs and insurance, continued to represent the Fund's largest sector



2. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Lipper Inc. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the average may have been different if such factors had been considered.

TOP 5 INVESTMENT INDUSTRIES
Franklin Equity Income Fund
4/30/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Finance                                                                    13.2%

Communications                                                             11.0%

Consumer Non-Durables                                                       7.9%

Health Technology                                                           7.5%

Electronic Technology                                                       7.5%

weighting. Bank stock valuations appeared compelling during the period; however, we remained cautious on the industry because of credit quality concerns related to consumer debt and problems in the telecommunications and technology areas. Accordingly, during the period we sold our holdings in what we viewed as weaker positioned banks. One bright note in the industry was Wachovia Bank, which we bought in late 2000. During the period, Wachovia agreed to be acquired by First Union, which led to a gain in Wachovia's stock price. The Fund's insurance stocks performed especially well in 2000, but yielded mixed results thus far in 2001. We trimmed some positions in recent months and sold Arthur J. Gallagher after its stock reached our target valuation. In addition, we reduced our REIT positions, but remained overweighted relative to comparative indexes given what we see as the group's solid fundamentals and relatively high dividend yields.

Health care and consumer non-durables were important contributors to the Fund's performance during the period. In health care, we realized profits on strength from companies such as Abbott Labs, American Home Products, Baxter International, GlaxoSmithKline, and Johnson & Johnson. The overall group subsequently sold off during first quarter 2001, and we took advantage of the weakness to add to or establish positions in leading companies such as Merck, Pharmacia and Schering-Plough. In our opinion, the group's valuations were relatively inexpensive given their earnings growth and consistency relative to the market. In consumer non-durables, we benefited from our overweighted allocation in tobacco relative to the Russell 3000 Value Index. Although we reduced our positions, we believe this industry is attractive given its strong earnings growth, low valuations and more favorable litigation and political environment. We realized profits among food, beverage and consumer product holdings General Mills, PepsiCo and Procter & Gamble. This sector became a safe haven among investors during the technology sell-off, driving up valuations to the point where we felt they were no longer attractive. However, we initiated positions in market leaders Clorox, McDonald's and ConAgra because we believe circumstances unique to each company presented investment opportunities during the period.

In 2001, we increased our investments in interest rate-sensitive sectors such as basic materials, consumer durables, process industries and producer manufacturing. Although our underweighting in these investments aided relative performance in 2000, we believe such companies will be among the first to respond to the Fed's interest rate cuts, and valuations for many of these companies were approaching historical lows at period-end. New positions include Black & Decker and General Motors. Conversely, we reduced our utilities positions during the period. Although utilities were among the stock market's best performers in 2000, we believed relative valuations were not as compelling as those of other industries, and we grew concerned that utilities will slow or reverse the deregulation process after the recent debacle in California.

Our telecommunications investments posted generally disappointing returns during the period largely due to weak revenue growth and increasing costs associated with infrastructure build-out. AT&T was one of the Fund's worst performing stocks in 2000; however, we added to the position late last year, and on an encouraging note, the stock ranked among the Fund's top performers thus far in 2001. Although the telecommunications industry was experiencing a major shake-out, which may continue through much of 2001, we believe the market leaders' long-term growth potential remains excellent. In our opinion, demand for telecommunication services will accelerate in response to Internet and wireless growth, yet most of these companies were selling during the period at less than 20 times estimated earnings.

TOP 10 HOLDINGS
Franklin Equity Income Fund
4/30/01

COMPANY                                                              % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Verizon Communications                                                  2.2%
Communications

Fleet Boston Financial Corp.                                            2.0%
Finance

Conoco Inc., B                                                          2.0%
Energy Minerals

Freddie Mac                                                             1.6%
Finance

AT&T Corp.                                                              1.6%
Communications

Pharmacia Corp.                                                         1.6%
Health Technology

R.J. Reynolds Tobacco                                                   1.5%
Holdings Inc.
Consumer Non-Durables

Philip Morris Cos. Inc.                                                 1.5%
Consumer Non-Durables

J.P. Morgan Chase & Co.                                                 1.5%
Finance

McGraw-Hill Companies Inc.                                              1.4%
Commercial Services

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/00 - 4/30/01

                                                  DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
November                              4.30 cents      3.26 cents     3.18 cents

December                              5.80 cents*     4.53 cents*    4.50 cents*

January                               4.30 cents      3.03 cents     3.00 cents

February                              4.30 cents      3.03 cents     3.00 cents

March                                 4.30 cents      3.10 cents     3.04 cents

April                                 3.24 cents      2.04 cents     1.98 cents
--------------------------------------------------------------------------------
TOTAL                                26.24 CENTS     18.99 CENTS    18.70 CENTS


*Includes an additional 1.50 cent distribution to meet excise tax requirements.



We increased the Fund's overall investments in electronic technology and services during the reporting period. Historically, our investment weighting in this area has been modest. However, the growth stock sell-off indiscriminately ravaged many industry leaders, which then reached attractive valuation levels in our opinion. Recent new investments include Nokia, Hewlett-Packard, Compaq Computer and convertible securities of Sanmina, BEA Systems, Lattice Semiconductor and Siebel Systems. The convertible securities generally provide the Fund higher current income and lower volatility compared to common stocks, which is consistent with our investment strategy. At the end of the period, convertible securities represented 16.8% of the Fund's total net assets compared with 10.9% at the beginning.

In our opinion, financial markets were much more balanced at the end of the period compared with six months earlier. According to the Frank Russell Company, as of April 30, 2001, stocks comprising the Russell 3000 Value Index were selling at approximately 19 times earnings, in line with the historical average.

Russell 3000 Growth Index stocks, which peaked at about 50 times earnings, were selling at what we consider a more reasonable 39 times earnings. Given an uncertain economic environment and a lack of earnings visibility for many companies, we believe selective stock picking will become increasingly important for the period ahead. Looking forward, we remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends have historically been a significant contributor to long-term investment returns. Moreover, dividend income becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.



/s/ Frank M. Felicelli
Frank M. Felicelli



/s/ Derek M. Taner
Derek M. Taner
Portfolio Management Team
Franklin Equity Income Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN EQUITY
INCOME FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.84     $19.82

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.2624
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6891

CLASS B                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.78     $19.76

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.1899
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6166

CLASS C                                             CHANGE    4/30/01   10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02    $19.79     $19.77

DISTRIBUTIONS (11/1/00 - 4/30/01)
Dividend Income                                    $0.1870
Short-Term Capital Gain                            $0.3379
Long-Term Capital Gain                             $0.0888
                                                   -------
Total                                              $0.6137

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.71%    +17.43%   +79.43%   +251.05%
Average Annual Total Return(2)            -2.26%    +10.69%   +11.09%    +12.71%
Avg. Ann. Total Return (3/31/01)(3)                  +6.71%   +10.10%    +12.27%

Distribution Rate(4)                                                       1.85%
30-Day Standardized Yield(5)                                               2.13%

                                                            INCEPTION
CLASS B                                           6-MONTH     1-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +3.33%     +16.60%    +17.95%
Average Annual Total Return(2)                     -0.67%     +12.60%     +6.16%
Avg. Ann. Total Return (3/31/01)(3)                            +8.33%     +4.19%

Distribution Rate(4)                                                       1.24%
30-Day Standardized Yield(5)                                               1.55%


                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR   (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.32%    +16.61%   +72.75%   +88.40%
Average Annual Total Return(2)            +1.29%    +14.45%   +11.33%   +11.82%
Avg. Ann. Total Return (3/31/01)(3)                 +10.27%   +10.35%   +11.06%

Distribution Rate(4)                                                       1.19%
30-Day Standardized Yield(5)                                               1.53%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Class B) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FUND CATEGORY
[PYRAMID GRAPHIC]


FRANKLIN GLOBAL GOVERNMENT
INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
--------------------------------------------------------------------------------


ECONOMIC OVERVIEW

This semiannual report for Franklin Global Government Income Fund covers the period ended April 30, 2001. During the six months under review, investors became increasingly confident that U.S. inflation and interest rates would decline, as it became clear the economy's growth was slowing. The decelerating U.S. growth appeared to begin moderating the global economy's expansion, which in turn should lead to lower commodity prices and wages, and thus ease inflationary pressures and allow for lower worldwide interest rates. The U.S. slowdown also seemed to diminish European, Asian and Latin American growth, as U.S. export demand from these countries declined, with the European industrial sector and the Asian high tech sector the most vulnerable to U.S. import reductions. The resulting weakness in final demand led to a gradual increase in inventories. Manufacturing sector weakness and the possibility of further consumer spending reductions resulting from a rapidly increasing household savings rate created concern among investors of a deeper recession. As a result, the U.S.



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 47.

Federal Reserve Board (the Fed) responded by reducing the federal funds target rate an aggressive 200 basis points (2.0%) during the first four months of 2001.

Because of the Fed's easing monetary policy, the U.S. Treasury yield curve shifted downward as interest rates fell. The yield curve steepened as rates fell in the short end of the curve while at the same time rising in the long end. The euro benchmark yield curve also steepened during the period, as short-term rates fell based on investor expectations of European Central Bank interest rate cuts. The long end of the curve remained essentially unchanged, however.

For the six months ended April 30, 2001, the J.P. Morgan Global Government Bond Index (JPM GGBI) -- a benchmark index for global bonds -- posted a positive return of 4.09% in local currency terms. However, the JPM GGBI rose by only 2.35% in U.S. dollars during this period, as a result of a stronger U.S. dollar versus the Japanese yen. The J.P. Morgan U.S. Government Bond Index -- a benchmark index for U.S. Treasuries -- posted a positive 5.11% return for the same period.(1)

European bonds rose, as European bond markets generally posted positive returns despite tighter monetary policy across the European continent early in the period. Denmark outperformed, rising 3.90% during the period, while Sweden underperformed the Euroland countries. The Japanese index rose 4.15% during the period. In March, the Bank of Japan (BOJ)



1. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan Global Government Bond Index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weighting is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index is unhedged and includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The unmanaged J.P. Morgan U.S. Government Bond Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The indexes do not include reinvested distributions.

announced they were going to reduce the target rate banks charge each other on overnight loans to near zero from 0.15%. At the same time, the BOJ also announced they would change the way they guided interbank rates. The BOJ will now push down the rates by pumping more money into the market through standard money market operations and also have local banks increase the amount of reserves they are required to hold at the central bank. The Australian and New Zealand bond markets outperformed most global bond markets in local terms during the period.

The emerging bond market provided positive returns during the period, mostly because of the Fed's easing monetary policy, which has historically made higher yielding bonds such as emerging market bonds more attractive. Thus, the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 5.84% during the period under review. Within this index, Nigeria was the best performer with a 34.29% price return for the six-month period. Other countries generating relatively high positive price returns were Colombia, which rose 18.70%, the Ivory Coast (13.89%) and Russia (13.17%). The only exceptions to this positive performance were Turkey (-5.38%) and Argentina (-0.70%).(2)

Bond prices remained volatile, however, as a result of political and economic uncertainty in Argentina and Turkey. The political coalitions governing both countries became severely weakened under the social pressure resulting from nearly three years of Argentina's economic recession and Turkey's banking failures and public sector corruption. The lack of political cohesion led to investor concerns regarding these governments' abilities to implement policies necessary to receive International Monetary



2. Source: J.P. Morgan. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The index is unmanaged and does not include reinvested interest.

Fund (IMF) financing and meet debt service payments. The resulting capital outflows, as nervous investors withdrew assets, led Argentine President De La Rua and Turkish Prime Minister Bulent Ecevit to restructure their ministerial cabinets, including the appointment of new economy ministers. Since then, both governments have introduced new economic programs with IMF support.

PORTFOLIO NOTES

During the period under review, Franklin Global Government Income Fund attempted to maximize its return by allocating approximately 65%-70% of its assets to intermediate- and long-term bonds in the industrial markets and approximately 30%-35% of its assets to the most liquid bonds available in the emerging markets. The Fund's managers believed this combination of bonds offered the opportunity for higher long-term returns at the cost of modestly higher short-term volatility. The Fund's emerging market country positions added positively to its performance during the period, as such bonds outperformed higher-quality industrial market bonds.

The Fund's overall allocation changed only moderately during the period. The North American and European weightings stood at 20.8% of total net assets (from 26.3% at the beginning of the period) and 42.2% (from 34.9%) at period-end. In North America, we decreased slightly the allocation to the U.S. from 18.9% of total net assets on October 31, 2000, to 18.0% by the end of the period. We changed the country weightings within Europe during the period, adding to positions in France, Germany, Italy and Belgium, while reducing our Netherlands, Denmark and U.K. holdings. Away from these two regions, the Fund also sold off its Argentina allocation and added slightly to its Turkish holdings, as that country's political crisis subsided.

COUNTRY DISTRIBUTION
Franklin Global Government
Income Fund
Based on Total Net Assets

                                                               4/30/01  10/31/00
--------------------------------------------------------------------------------
U.S.                                                            18.0%    18.9%

Germany                                                         11.0%    8.4%

Brazil                                                          9.7%     10.3%

Venezuela                                                       7.4%     7.2%

Italy                                                           7.3%     4.8%

France                                                          5.8%     3.6%

Turkey                                                          4.7%     2.7%

Mexico                                                          4.5%     4.4%

Australia                                                       4.2%     4.2%

Belgium                                                         4.0%     2.0%

South Korea                                                     3.5%     3.6%

U.K.                                                            3.4%     4.3%

Netherlands                                                     3.2%     3.7%

Sweden                                                          3.1%     3.3%

Canada                                                          2.8%     7.4%

Spain                                                           2.7%     2.6%

New Zealand                                                     2.2%     2.1%

Denmark                                                         1.7%     2.2%

Panama                                                          0.8%     0.8%

Argentina                                                       0.0%     3.5%

DIVIDEND DISTRIBUTIONS
Franklin Global Government Income Fund
11/1/00-4/30/01

                                                  DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                   CLASS A       CLASS C         ADVISOR
--------------------------------------------------------------------------------
November                                5 cents      4.67 cents      5.07 cents
December                                5 cents      4.72 cents      5.09 cents
January                                 5 cents      4.72 cents      5.08 cents
February                                5 cents      4.72 cents      5.07 cents
March                                   5 cents      4.68 cents      5.09 cents
April                                   5 cents      4.68 cents      5.07 cents
--------------------------------------------------------------------------------
TOTAL                                  30 CENTS     28.19 CENTS     30.47 CENTS



OUTLOOK

We believe global inflation and economic growth will remain supportive of bond prices, because inflation will likely decline as oil prices and wages decrease with the slower economy. Economic growth is expected to remain positive, however, as most major central banks seek to reduce market interest rates and provide a monetary stimulus. Fiscal stimulus should also support medium- to long-term economic growth, as tax cuts come into effect in the U.S. and Europe. This represents a positive environment for high quality bonds, which makes the management team optimistic regarding the Fund's outlook.

We further believe the Fund's emerging market positions should continue to offer attractive return opportunities going forward. The global economic slowdown and subsequent interest rate reductions are expected to stimulate an economic recovery and result in higher demand for emerging markets exports. Moreover, an increase in corporate profitability due to the economic recovery should result in lower yield spreads and, hence, a rise in emerging market bond prices.



/s/ Thomas J. Dickson

Thomas J. Dickson



[Signature of Umran Demirors]

Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL GOVERNMENT INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       4/30/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.02        $7.00        $6.98

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.3000

CLASS C                                      CHANGE       4/30/01      10/31/00
---------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.02        $7.01        $6.99

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.2819

ADVISOR CLASS                                CHANGE       4/30/01      10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.03        $7.01        $6.98

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                              $0.3047

PERFORMANCE


CLASS A                                6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.58%    +4.67%    +23.04%    +74.67%
Average Annual Total Return(2)          +0.13%    +0.26%     +3.33%     +5.28%
Avg. Ann. Total Return (3/31/01)(3)               -2.14%     +3.58%     +5.45%

Distribution Rate(4)                         8.21%
30-Day Standardized Yield(5)                 6.67%

                                                                      INCEPTION
CLASS C                                6-MONTH    1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.31%    +4.13%    +20.10%    +33.78%
Average Annual Total Return(2)          +2.28%    +2.18%     +3.53%     +4.80%
Avg. Ann. Total Return (3/31/01)(3)               -0.51%     +3.73%     +4.87%

Distribution Rate(4)                         7.93%
30-Day Standardized Yield(5)                 6.35%

ADVISOR CLASS(6)                       6-MONTH    1-YEAR     5-YEAR    10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return(1)              +4.79%    +4.81%    +24.68%    +76.99%
Average Annual Total Return(2)          +4.79%    +4.81%     +4.51%     +5.88%
Avg. Ann. Total Return (3/31/01)(3)               +2.29%     +4.76%     +6.05%

Distribution Rate(4)                         8.68%
30-Day Standardized Yield(5)                 7.08%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +12.58% and +2.78%.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND



FUND CATEGORY
[PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------


During the six months ended April 30, 2001, domestic economic growth slowed considerably. Fourth quarter 2000 annualized gross domestic product (GDP) recorded a weaker than expected 1.0% annualized rate, the slowest growth in more than five years. The Federal Reserve Board (the Fed) reacted to signs of slowing growth by reversing their previous tightening bias and aggressively reducing the federal funds target rate beginning in January 2001. By the end of the reporting period, the Fed had made reductions totaling 2.0%. First quarter 2001 GDP grew at a 1.3% annualized rate.






The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 52.

Increased stock market volatility during the reporting period led to investors moving out of equities into the relative safety of bonds. The Treasury market enjoyed the greatest run, but other high-quality sectors also benefited. The 2-year Treasury note's yield decreased during the period, from 5.91% on October 31, 2000, to 4.28% on April 30, 2001. The 10-year Treasury note yield fell from 5.75% to 5.34% during the same period. Because bond prices generally move in the opposite direction from interest rates, bond values tended to rise during the period. Within this environment, Franklin Short-Intermediate U.S. Government Securities Fund - Class A provided a +5.11% six-month cumulative total return, as shown in the Performance Summary beginning on page 30.

The six-month reporting period began with the Fund investing primarily in mortgage-backed securities, focusing on 15-year and 7-year mortgages, because they offered a substantial yield advantage over their Treasury counterparts. We also purchased some agency securities and Treasury notes. As the period progressed, we added to the Fund's agency exposure; however, by the end of February 2001, we sold several agency positions and invested in 15-year mortgages because we believed agency issues had become expensive. Through the end of the period, we


PORTFOLIO BREAKDOWN
Franklin Short-Intermediate U.S. Government Securities Fund
Based on Total Net Assets
4/30/01

[PIE CHART]

Mortgage-Backed Securities                      54.9%
Agency Notes                                    31.5%
Short-Term Investments & Other Net Assets       13.6%

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/00-4/30/01

                                                        DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                CLASS A          ADVISOR
--------------------------------------------------------------------------------
November                                            4.85 cents       4.94 cents
December                                            4.85 cents       4.93 cents
January                                             4.85 cents       4.93 cents
February                                            4.85 cents       4.93 cents
March                                               4.85 cents       4.90 cents
April                                               4.85 cents       4.90 cents
--------------------------------------------------------------------------------
TOTAL                                              29.10 CENTS      29.53 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



continued to reduce our agency allocation and increase our mortgage-backed security exposure because of the greater value we were finding in that sector. We also invested the proceeds from matured bonds in the mortgage-backed securities market.

Looking forward, we are optimistic about Franklin Short-Intermediate U.S. Government Securities Fund. We intend to maintain an average life of between two and five years for the Fund's holdings, seeking to control the portfolio's interest rate sensitivity. We seek to take advantage of the relatively higher yields of mortgage pass-through securities and agency notes by purchasing such securities at what we believe are attractive valuations.



/s/ Roger A. Bayston

Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND


PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                 CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.22          $10.31         $10.09

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                         $0.2910

ADVISOR CLASS                           CHANGE         4/30/01        10/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.22          $10.30         $10.08

DISTRIBUTIONS (11/1/00-4/30/01)
Dividend Income                         $0.2953



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

* Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PERFORMANCE


CLASS A                                6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.11%    +9.89%    +32.73%    +80.41%
Average Annual Total Return(2)          +2.76%    +7.40%     +5.34%     +5.83%
Avg. Ann. Total Return (3/31/01)(3)               +7.50%     +5.32%     +5.92%

Distribution Rate(4)                                                     5.52%
30-Day Standardized Yield(5)                                             5.02%


ADVISOR CLASS(6)                       6-MONTH    1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)              +5.16%   +10.00%    +33.24%    +81.11%
Average Annual Total Return(2)          +5.16%   +10.00%     +5.91%     +6.12%
Avg. Ann. Total Return (3/31/01)(3)              +10.21%     +5.88%     +6.20%

Distribution Rate(4)                                                     5.71%
30-Day Standardized Yield(5)                                             5.24%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Advisor Class) per share on 4/30/01.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.09% and +5.89%.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                           CLASS A
                                                      ------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                       APRIL 30, 2001     ----------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998         1997        1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............        $  15.93        $  12.75    $  11.75    $  14.74     $  13.45    $  12.73
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................             .36             .75         .61         .62          .64         .61
 Net realized and unrealized gains (losses) ......             .07            3.08        1.03       (1.92)        2.15        1.39
                                                      ------------------------------------------------------------------------------
Total from investment operations .................             .43            3.83        1.64       (1.30)        2.79        2.00
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................            (.45)           (.65)       (.64)       (.65)        (.60)       (.60)
 Net realized gains ..............................            (.68)           --          --         (1.04)        (.90)       (.68)
                                                      ------------------------------------------------------------------------------
Total distributions ..............................           (1.13)           (.65)       (.64)      (1.69)       (1.28)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ...................        $  15.23        $  15.93    $  12.75    $  11.75     $  14.74    $  13.45
                                                      ==============================================================================

Total return(b) ..................................            3.15%          30.51%      14.25%      (9.93)%      22.47%      16.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................        $177,983        $159,130    $129,908    $170,569     $212,631    $130,951
Ratios to average net assets:
 Expenses ........................................            1.03%(c)        1.05%       1.05%        .98%        1.01%       1.02%
 Net investment income ...........................            4.86%(c)        4.92%       4.92%       4.63%        4.81%       4.79%
Portfolio turnover rate ..........................           91.46%         177.02%     147.75%      79.17%      141.49%     129.83%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                             CLASS C
                                                       ----------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001    ---------------------------------------------------------
                                                         (UNAUDITED)        2000        1999        1998         1997        1996
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $ 15.86        $ 12.70     $ 11.70     $ 14.68      $ 13.41     $ 12.71
                                                       ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................            .31            .64         .51         .51          .54         .51
 Net realized and unrealized gains (losses) .......            .07           3.06        1.04       (1.91)        2.13        1.40
                                                       ----------------------------------------------------------------------------
Total from investment operations ..................            .38           3.70        1.55       (1.40)        2.67        1.91
                                                       ----------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................           (.40)          (.54)       (.55)       (.54)        (.50)       (.53)
 Net realized gains ...............................           (.68)          --          --         (1.04)        (.90)       (.68)
                                                       ----------------------------------------------------------------------------
Total distributions ...............................          (1.08)          (.54)       (.55)      (1.58)       (1.40)      (1.21)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period ....................        $ 15.16        $ 15.86     $ 12.70     $ 11.70      $ 14.68     $ 13.41
                                                       =============================================================================

Total return(b) ...................................           2.83%         29.54%      13.48%     (10.61)%      21.54%      15.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................         $44,910       $35,525     $29,148     $41,533      $35,282     $10,861
Ratios to average net assets:
 Expenses .........................................           1.77%(c)       1.77%       1.80%       1.73%        1.74%       1.79%
 Net investment income ............................           4.16%(c)       4.21%       4.16%       3.93%        4.04%       4.00%
Portfolio turnover rate ...........................          91.46%        177.02%     147.75%      79.17%      141.49%     129.83%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 1.2%
   Transocean Sedco Forex Inc. (COST $1,888,723) .................................................           50,000     $  2,714,000
                                                                                                                        ------------
   CONVERTIBLE PREFERRED STOCKS 49.2%
   COMMERCIAL SERVICES 2.6%
   United Rentals Trust I, 6.50%, cvt. pfd., Reg S ...............................................          185,000        5,735,000

   COMMUNICATIONS 5.1%
   Global Crossing Ltd., 6.75%, cvt. pfd. (Bermuda) ..............................................           20,000        2,878,280
   MediaOne Group Inc., 7.00%, cvt. pfd. (into Vodafone Group PLC) ...............................          100,000        3,290,000
   Qwest Trends Trust, 5.75%, cvt. pfd., 144A ....................................................           75,000        5,278,125
                                                                                                                        ------------
                                                                                                                          11,446,405

   CONSUMER SERVICES 4.4%
   Cox Communications Inc., 7.00%, cvt. pfd ......................................................           75,000        4,590,000
   Tribune Co., 2.00%, cvt. pfd. (into AOL-Time Warner Inc.) .....................................           45,000        5,222,813
                                                                                                                        ------------
                                                                                                                           9,812,813
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 2.4%
   Credit Suisse First Boston NY, 10.00%, cvt. pfd. (into Sun MicroSystems Inc.) .................          304,000        5,358,000
                                                                                                                        ------------
   ENERGY MINERALS 6.6%
   Enron Corp, 7.00%, cvt. pfd. (into EOG Resources Inc.) ........................................           75,000        3,052,500
   Kerr-McGee Corp, 5.50%, cvt. pfd. .............................................................           80,000        4,351,200
   Newfield Financial Trust I, 6.50%, cvt. pfd. (into Devon Energy Corp.) ........................          125,000        7,250,000
                                                                                                                        ------------
                                                                                                                          14,653,700
                                                                                                                        ------------
   FINANCE 8.0%
   Apartment Investment & Management Co., 8.00%, cvt. pfd., K ....................................          115,000        3,062,450
   Equity Office Properties Trust, 5.25%, cvt. pfd., B ...........................................           50,000        2,277,500
   IMC Global/Merrill Lynch, 6.25%, cvt. pfd. ....................................................          155,000        1,852,250
   Metlife Capital Trust I, 8.00%, cvt. pfd. .....................................................           30,000        2,745,000
   Sovereign Bancorp Inc., 7.50%, cvt. pfd. ......................................................           60,000        3,780,000
   Washington Mutual Capital Trust I, 5.375%, cvt. pfd. ..........................................           80,000        4,075,000
                                                                                                                        ------------
                                                                                                                          17,792,200
                                                                                                                        ------------
   HEALTH SERVICES 3.1%
   Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................................................           25,000        2,787,500
   Express Scripts Exchange Trust, 7.00%, cvt. pfd. ..............................................           50,000        4,115,500
                                                                                                                        ------------
                                                                                                                           6,903,000
                                                                                                                        ------------
   INDUSTRIAL SERVICES 2.7%
   Weatherford International Inc., 5.00%, cvt. pfd. ..............................................          105,000        6,024,374
                                                                                                                        ------------

   PROCESS INDUSTRIES 2.8%
   Georgia-Pacific Corp., 7.50%, cvt. pfd. .......................................................           80,000        2,996,000
   International Paper Co., 5.25%, cvt. pfd. .....................................................           75,000        3,346,875
                                                                                                                        ------------
                                                                                                                           6,342,875
                                                                                                                        ------------
   TRANSPORTATION 3.4%
   Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) ......................................           70,000        4,004,000
   Union Pacific Capital Trust, 6.25%, cvt. pfd. .................................................           75,000        3,628,125
                                                                                                                        ------------
                                                                                                                           7,632,125
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)
   UTILITIES 8.1%
   AES Trust VII, 6.00%, cvt. pfd. ...............................................................           75,000     $  4,612,500
   Calpine Capital Trust III, 5.00%, cvt. pfd., 144A .............................................           65,000        4,883,125
   Duke Energy Corp., 8.25%, cvt. pfd. ...........................................................          236,000        6,867,600
   NRG Energy Inc., 6.50%, cvt. pfd. .............................................................           56,000        1,785,000
                                                                                                                        ------------
                                                                                                                          18,148,225
                                                                                                                        ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $95,824,965) .........................................                       109,848,717
                                                                                                                        ------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       ------------
   CONVERTIBLE BONDS 40.2%
   COMMUNICATIONS 4.7%
   Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 (into Viacom Inc.) ............................     $  5,000,000        3,855,425
   Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............................................        4,000,000        3,935,000
   XO Communications Inc., cvt., 144A, 5.75%, 1/15/09 ............................................        8,000,000        2,700,160
                                                                                                                        ------------
                                                                                                                          10,490,585
                                                                                                                        ------------
   CONSUMER SERVICES 6.4%
   Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ...........................................        7,000,000        6,475,000
   Charter Communications Inc., cvt., 5.75%, 10/15/05 ............................................        1,000,000        1,223,750
   Charter Communications Inc., cvt., 144A, 5.75%, 10/15/05 ......................................        3,000,000        3,671,250
   Echostar Communications Corp., cvt., 4.875%, 1/01/07 ..........................................        3,000,000        2,797,500
                                                                                                                        ------------
                                                                                                                          14,167,500
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 9.1%
   Ciena Corp., cvt., 3.75%, 2/01/08 .............................................................        2,000,000        1,757,500
   Jabil Circuit Inc., cvt., 1.75%, 5/15/21 ......................................................        2,500,000        2,578,125
   Juniper Networks Inc., cvt., 4.75%, 3/15/07 ...................................................        3,000,000        2,433,750
   Lattice Semiconductor Co, cvt., 4.75%, 11/01/06 ...............................................        3,000,000        4,132,500
   Level 3 Communications Inc., cvt., 6.00%, 9/15/09 .............................................        4,000,000        1,705,000
   Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 (into Motorola Inc.) ..........................        3,500,000        3,881,250
   Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................................................        1,000,000        1,473,750
   Semtech Corp., cvt., 4.50%, 2/01/07 ...........................................................        2,500,000        2,303,125
                                                                                                                        ------------
                                                                                                                          20,265,000
                                                                                                                        ------------
   FINANCE 5.3%
   First American Corp., cvt., 144A, 4.50%, 4/15/08 ..............................................        3,000,000        3,120,000
   JMH Finance Ltd, cvt., 144A, 4.75%, 9/06/07 (into JP Morgan Chase & Co.) (United Kingdom) .....        3,500,000        3,749,375
   Macerich Co., cvt., sub. deb., 144A, 7.25%, 12/15/02 ..........................................        2,000,000        1,925,000
   Providian Financial Corp., cvt., 3.25%, 8/15/05 ...............................................        3,000,000        3,033,750
                                                                                                                        ------------
                                                                                                                          11,828,125
                                                                                                                        ------------
   HEALTH SERVICES 1.1%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ................................................        2,650,000        2,351,875

   HEALTH TECHNOLOGY 8.1%
   Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................................................        3,125,000        3,027,344
   Aviron, cvt., 5.25%, 2/01/08 ..................................................................        2,400,000        2,436,000
   COR Therapeutics Inc., cvt., 5.00%, 3/01/07 ...................................................        4,000,000        4,430,000

FRANKLIN INVESTORS SECURITIES TRUST

                                                                                                         PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
   CS First Boston Into Bristol Meyer Squibb, cvt., 1.375%, 2/13/08 ..............................     $  2,500,000     $  2,309,375
   Gilead Sciences Inc., cvt., 144A, 5.00%, 12/15/07 .............................................        1,500,000        1,805,625
   Ivax Corp., cvt., 5.50%, 5/15/07 ..............................................................        3,000,000        3,997,500
                                                                                                                        ------------
                                                                                                                          18,005,844
                                                                                                                        ------------
   PRODUCER MANUFACTURING 1.4%
   Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 .........................................        4,000,000        3,225,000
                                                                                                                        ------------
   TECHNOLOGY SERVICES 4.1%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .................................        4,000,000        7,010,000
   BEA Systems Inc., cvt., 4.00%, 12/15/06 .......................................................          500,000          710,000
   Exodus Communications Inc., cvt., 5.25%, 2/15/08 ..............................................        2,000,000        1,320,000
                                                                                                                        ------------
                                                                                                                           9,040,000
                                                                                                                        ------------
   TOTAL CONVERTIBLE BONDS (COST $87,224,550) ....................................................                        89,373,929
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $184,938,238) 90.6% .........................................                       201,936,646
(a)REPURCHASE AGREEMENT 9.2%
   Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $20,429,588) (COST $20,427,012) ..       20,427,012       20,427,012
    ABN Amro Inc. (Maturity Value $1,758,694)
    Barclays Capital Inc. (Maturity Value $1,758,694)
    Bear, Stearns & Co. Inc. (Maturity Value $1,004,969)
    BMO Nesbitt Burns Corp. (Maturity Value $1,758,694)
    BNP Paribas Securities Corp. (Maturity Value $1,758,694)
    Chase Securities Inc. (Maturity Value $1,758,694)
    Deutsche Bank Securities (Maturity Value $1,758,694)
    Dresdner Kleinworth Benson, North America LLC (Maturity Value $1,758,694)
    Lehman Brothers Inc. (Maturity Value $1,837,679)
    Morgan Stanley & Co. Inc. (Maturity Value $1,758,694)
    SG Cowen Securities Corp. (Maturity Value $1,758,694)
    UBS Warburg LLC (Maturity Value $1,758,694)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency
      Securities
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $205,365,250) 99.8% ...................................................                       222,363,658
   OTHER ASSETS, LESS LIABILITIES .2% ............................................................                           529,634
                                                                                                                        ------------
   NET ASSETS 100.0% .............................................................................                      $222,893,292
                                                                                                                        ============



(a) See Note 1(c) regarding joint repurchase agreement.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                                         CLASS A
                                                    --------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2001    -------------------------------------------------------------
                                                      (UNAUDITED)        2000         1999         1998         1997         1996
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  19.82        $  19.20     $  19.93     $  19.31     $  16.41     $  15.19
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................             .23             .53          .58          .64          .64          .64
 Net realized and unrealized gains ............             .48            1.89          .36         1.42         3.23         1.63
                                                    --------------------------------------------------------------------------------
Total from investment operations ..............             .71            2.42          .94         2.06         3.87         2.27
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.26)           (.52)        (.60)        (.65)        (.64)        (.65)
 Net realized gains ...........................            (.43)          (1.28)       (1.07)        (.79)        (.33)        (.40)
                                                    --------------------------------------------------------------------------------
Total distributions ...........................            (.69)          (1.80)       (1.67)       (1.44)        (.97)       (1.05)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ................        $  19.84        $  19.82     $  19.20     $  19.93     $  19.31     $  16.41
                                                   =================================================================================

Total return(b) ...............................            3.71%          14.05%        4.90%       10.96%       24.40%       15.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $365,453        $344,671     $385,968     $428,228     $352,555     $246,952
Ratios to average net assets:
 Expenses .....................................            1.02%(c)        1.04%         .94%         .94%         .97%         .98%
 Net investment income ........................            2.33%(c)        2.94%        2.95%        3.20%        3.62%        4.11%
Portfolio turnover rate .......................           53.73%          69.75%       50.20%       30.65%       29.04%       24.15%


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                                         CLASS B
                                                                                       ---------------------------------------------
                                                                                       SIX MONTHS ENDED     YEAR ENDED OCTOBER 31,
                                                                                        APRIL 30, 2001    --------------------------
                                                                                         (UNAUDITED)         2000         1999(d)
                                                                                       ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................         $ 19.76         $ 19.16       $ 19.37
                                                                                       ---------------------------------------------
Income from investment operations:
 Net investment income(a) ........................................................             .16             .39           .33
 Net realized and unrealized gains ...............................................             .48            1.88          (.16)
                                                                                       ---------------------------------------------
Total from investment operations .................................................             .64            2.27           .17
                                                                                       ---------------------------------------------
Less distributions from:
 Net investment income ...........................................................            (.19)           (.39)         (.38)
 Net realized gains ..............................................................            (.43)          (1.28)            --
                                                                                       ---------------------------------------------
Total distributions ..............................................................            (.62)          (1.67)         (.38)
                                                                                       ---------------------------------------------
Net asset value, end of period ...................................................         $ 19.78         $ 19.76       $ 19.16
                                                                                       =============================================

Total return(b) ..................................................................            3.33%          13.17%          .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................................         $ 8,502         $ 4,509       $ 2,493
Ratios to average net assets:
 Expenses ........................................................................            1.75%(c)        1.78%         1.69%(c)
 Net investment income ...........................................................            1.59%(c)        2.18%         2.03%(c)
Portfolio turnover rate ..........................................................           53.73%          69.75%        50.20%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                            CLASS C
                                                      ------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2001    ----------------------------------------------------------
                                                         (UNAUDITED)         2000        1999        1998        1997        1996
                                                      ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............       $ 19.77          $ 19.14     $ 19.88     $ 19.26     $ 16.38     $ 15.19
                                                      ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .........................           .16              .40         .43         .50         .50         .52
 Net realized and unrealized gains ................           .48             1.89         .36        1.41        3.22        1.63
                                                      ------------------------------------------------------------------------------
Total from investment operations ..................           .64             2.29         .79        1.91        3.72        2.15
                                                      ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................          (.19)            (.38)       (.46)       (.50)       (.51)       (.56)
 Net realized gains ...............................          (.43)           (1.28)      (1.07)       (.79)       (.33)       (.40)
                                                      ------------------------------------------------------------------------------
Total distributions ...............................          (.62)           (1.66)      (1.53)      (1.29)       (.84)       (.96)
                                                      ------------------------------------------------------------------------------
Net asset value, end of period ....................       $ 19.79          $ 19.77     $ 19.14     $ 19.88     $ 19.26     $ 16.38
                                                      ==============================================================================

Total return(b) ...................................          3.32%           13.26%       4.11%      10.16%      23.40%      14.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $80,980          $73,387     $82,353     $81,078     $45,277     $18,227
Ratios to average net assets:
 Expenses .........................................          1.75%(c)         1.78%       1.69%       1.69%       1.72%       1.73%
 Net investment income ............................          1.60%(c)         2.20%       2.20%       2.45%       2.78%       3.33%
Portfolio turnover rate ...........................         53.73%           69.75%      50.20%      30.65%      29.04%      24.15%


(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 74.9%

   COMMERCIAL SERVICES 2.4%
   Equifax Inc. ..................................................................................          140,000     $  4,629,800
   The McGraw-Hill Cos. Inc. .....................................................................           99,000        6,413,220
                                                                                                                        ------------
                                                                                                                          11,043,020
                                                                                                                        ------------
   COMMUNICATIONS 8.2%
   ALLTEL Corp. ..................................................................................           75,000        4,095,750
   AT&T Corp. ....................................................................................          319,250        7,112,890
   Centurytel Inc. ...............................................................................          134,600        3,658,428
   SBC Communications Inc. .......................................................................          150,500        6,208,125
   Sprint Corp. (FON Group) ......................................................................          280,000        5,986,400
   Verizon Communications ........................................................................          182,450       10,047,522
                                                                                                                        ------------
                                                                                                                          37,109,115
                                                                                                                        ------------
   CONSUMER DURABLES 3.8%
   The Black & Decker Corp. ......................................................................          130,000        5,181,800
   Brunswick Corp. ...............................................................................          100,000        2,006,000
   Ford Motor Co. ................................................................................           76,638        2,259,288
   General Motors Corp. ..........................................................................           40,000        2,192,400
   Mattel Inc. ...................................................................................          125,000        2,018,750
   Maytag Corp. ..................................................................................          105,000        3,648,750
                                                                                                                        ------------
                                                                                                                          17,306,988
                                                                                                                        ------------
   CONSUMER NON-DURABLES 7.3%
   Clorox Co. ....................................................................................           95,000        3,023,850
   ConAgra Foods Inc. ............................................................................          170,000        3,537,700
   Kimberly-Clark Corp. ..........................................................................           63,000        3,742,200
   Liz Claiborne Inc. ............................................................................          125,000        6,145,000
   Philip Morris Cos. Inc. .......................................................................          138,200        6,925,202
   R.J. Reynolds Tobacco Holdings Inc. ...........................................................          118,700        6,952,259
   UST Inc. ......................................................................................           91,300        2,748,130
                                                                                                                        ------------
                                                                                                                          33,074,341
                                                                                                                        ------------
   CONSUMER SERVICES 3.4%
   Dow Jones & Co. Inc. ..........................................................................           85,000        4,612,950
   H & R Block Inc. ..............................................................................           85,000        4,675,000
   McDonald's Corp. ..............................................................................          110,000        3,025,000
   Royal Caribbean Cruises Ltd. ..................................................................          155,000        3,158,900
                                                                                                                        ------------
                                                                                                                          15,471,850
                                                                                                                        ------------
   DISTRIBUTION SERVICES .2%
   McKesson HBOC Inc. ............................................................................           32,700        1,008,468
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 4.4%
   Compaq Computer Corp. .........................................................................          145,000        2,537,500
   Diebold Inc. ..................................................................................          150,000        4,888,500
   Hewlett-Packard Co. ...........................................................................           95,000        2,700,850
   Nokia Corp., ADR (Finland) ....................................................................          140,000        4,786,600
   PerkinElmer Inc. ..............................................................................           73,000        4,884,430
                                                                                                                        ------------
                                                                                                                          19,797,880
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY MINERALS 7.2%
   BP Amoco PLC, ADR (United Kingdom) ............................................................           85,000     $  4,596,800
   Chevron Corp. .................................................................................           52,900        5,108,024
   Conoco Inc., B ................................................................................          295,131        8,977,885
   Exxon Mobil Corp. .............................................................................           52,717        4,670,726
   Petroleo Brasileiro SA (Petrobras), ADR (Brazil) ..............................................          160,100        4,322,700
   Texaco Inc. ...................................................................................           68,000        4,915,040
                                                                                                                        ------------
                                                                                                                          32,591,175
                                                                                                                        ------------
   FINANCE 12.3%
   A.G. Edwards Inc. .............................................................................           50,000        2,033,500
   Bank of America Corp. .........................................................................           95,000        5,320,000
   Citigroup Inc. ................................................................................           90,000        4,423,500
   Fleet Boston Financial Corp. ..................................................................          239,915        9,205,539
   Freddie Mac ...................................................................................          110,000        7,238,000
   JP Morgan Chase & Co. .........................................................................          143,250        6,873,135
   Lincoln National Corp. ........................................................................           74,000        3,415,840
   St. Paul Cos. Inc. ............................................................................           71,300        3,215,630
   Wachovia Corp. ................................................................................           40,000        2,432,000
   Washington Mutual Inc. ........................................................................          128,000        6,391,040
   Wells Fargo & Co. .............................................................................          120,000        5,636,400
                                                                                                                        ------------
                                                                                                                          56,184,584
                                                                                                                        ------------
   HEALTH TECHNOLOGY 6.0%
   Aventis SA, A, ADR (France) ...................................................................           60,000        4,614,000
   Bristol-Myers Squibb Co. ......................................................................          100,000        5,600,000
   Merck & Co. Inc. ..............................................................................           75,000        5,697,750
   Pharmacia Corp. ...............................................................................          135,000        7,055,100
   Schering-Plough Corp. .........................................................................          115,000        4,432,100
                                                                                                                        ------------
                                                                                                                          27,398,950
                                                                                                                        ------------
   NON-ENERGY MINERALS 1.1%
   Weyerhaeuser Co. ..............................................................................           90,000        5,087,700
                                                                                                                        ------------
   PROCESS INDUSTRIES 1.4%
   Dow Chemical Co. ..............................................................................          189,500        6,338,775
                                                                                                                        ------------
   PRODUCER MANUFACTURING 5.1%
   Avery Dennison Corp. ..........................................................................           60,000        3,364,200
   Emerson Electric Co. ..........................................................................           92,000        6,131,800
   General Electric Co. ..........................................................................           50,000        2,426,500
   Pitney Bowes Inc. .............................................................................          156,400        5,954,148
   TRW Inc. ......................................................................................          140,000        5,384,400
                                                                                                                        ------------
                                                                                                                          23,261,048
                                                                                                                        ------------
   REAL ESTATE 4.2%
   Equity Office Properties Trust ................................................................          210,000        5,995,500
   Equity Residential Properties Trust ...........................................................          111,300        5,842,137
   Glenborough Realty Trust Inc. .................................................................          225,700        3,927,180
   MeriStar Hospitality Corp. ....................................................................          170,000        3,417,000
                                                                                                                        ------------
                                                                                                                          19,181,817
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

FRANKLIN EQUITY INCOME FUND                                                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE 3.0%
   Intimate Brands Inc. ..........................................................................          240,000     $  3,840,000
   Sears, Roebuck & Co. ..........................................................................          120,000        4,422,000
   Target Corp. ..................................................................................          135,000        5,190,750
                                                                                                                        ------------
                                                                                                                          13,452,750
                                                                                                                        ------------
   TECHNOLOGY SERVICES 1.7%
   Automatic Data Processing Inc. ................................................................           46,000        2,495,500
   Electronic Data Systems Corp. .................................................................           81,000        5,224,500
                                                                                                                        ------------
                                                                                                                           7,720,000
                                                                                                                        ------------
   UTILITIES 3.2%
   National Fuel Gas Co. .........................................................................           84,600        4,754,520
   Reliant Energy Inc. ...........................................................................           69,400        3,438,770
   TXU Corp. .....................................................................................           97,900        4,303,684
   Vectren Corp. .................................................................................           95,000        2,150,800
                                                                                                                        ------------
                                                                                                                          14,647,774
                                                                                                                        ------------
   TOTAL COMMON STOCKS (COST $284,273,645) .......................................................                       340,676,235
                                                                                                                        ------------
   CONVERTIBLE PREFERRED STOCKS 7.7%

   CONSUMER NON-DURABLES .6%
   Estee Lauder Automatic Common Exchange Security Trust II, 6.25%, cvt. pfd. ....................           36,300        2,776,950

   CONSUMER SERVICES 1.7%
   Cox Communications Inc., 7.00%, cvt. pfd. .....................................................           62,500        3,825,000
   MediaOne Group Inc., 7.00%, cvt. pfd. .........................................................          118,400        3,895,360
                                                                                                                        ------------
                                                                                                                           7,720,360
                                                                                                                        ------------
   FINANCE .9%
   Metlife Capital Trust I, 8.00%, cvt. pfd. .....................................................           45,000        4,117,500
                                                                                                                        ------------
   HEALTH SERVICES 1.6%
   Caremark RX Capital Trust I, 7.00%, cvt. pfd. .................................................           35,800        3,991,700
   Express Scripts Exchange Trust, 7.00% cvt. pfd. ...............................................           41,200        3,391,170
                                                                                                                        ------------
                                                                                                                           7,382,870
                                                                                                                        ------------
   PROCESS INDUSTRIES .8%
   Georgia-Pacific Corp., 7.50%, cvt. pfd. .......................................................           95,000        3,557,750
                                                                                                                        ------------
   TRANSPORTATION 1.1%
   Union Pacific Capital Trust, 6.25%, cvt. pfd. .................................................          100,800        4,876,200
                                                                                                                        ------------
   UTILITIES 1.0%
   Duke Energy Corp., 8.25%, cvt. pfd., ..........................................................          160,000        4,656,000
                                                                                                                        ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $31,231,929) .........................................                        35,087,630
                                                                                                                        ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN EQUITY INCOME FUND                                                                               AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 9.1%
   COMMUNICATIONS 2.8%
   Liberty Media Corp., cvt., 144A, 3.50%, 1/15/31 ...............................................     $  4,800,000     $  3,726,000
   Liberty Media Corp., cvt., 144A, 3.25%, 3/15/31 ...............................................        4,250,000        4,681,587
   Nextel Communications Inc., cvt., 4.75%, 7/01/07 ..............................................        4,500,000        4,426,875
                                                                                                                        ------------
                                                                                                                          12,834,462
                                                                                                                        ------------
   ELECTRONIC TECHNOLOGY 3.1%
   Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..............................................        2,250,000        3,099,375
   LSI Logic Corp., cvt., 4.25%, 3/15/04 .........................................................          790,000        1,171,175
   LSI Logic Corp., cvt., 4.00%, 2/15/05 .........................................................        1,875,000        1,577,344
   Sanmina Corp., cvt., 4.25%, 5/01/04 ...........................................................        1,750,000        2,579,063
   SCI Systems Inc., cvt., 3.00%, 3/15/07 ........................................................        4,750,000        3,835,625
   Siebel Systems Inc., cvt., 5.50%, 9/15/06 .....................................................          750,000        1,583,438
                                                                                                                        ------------
                                                                                                                          13,846,020
                                                                                                                        ------------
   HEALTH TECHNOLOGY 1.5%
   Alpharma Inc., cvt., 3.00%, 6/01/06 ...........................................................        2,900,000        2,809,375
   Ivax Corp., cvt., 5.50%, 5/15/07 ..............................................................        3,000,000        3,997,500
                                                                                                                        ------------
                                                                                                                           6,806,875
                                                                                                                        ------------
   TECHNOLOGY SERVICES 1.7%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .................................        3,000,000        5,257,500
   BEA Systems Inc., cvt., 4.00%, 12/15/06 .......................................................        1,750,000        2,485,000
                                                                                                                        ------------
                                                                                                                           7,742,500
                                                                                                                        ------------
   TOTAL CONVERTIBLE BONDS (COST $39,590,132) ....................................................                        41,229,857
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $355,095,706) 91.7% .........................................                       416,993,722
                                                                                                                        ------------
(a)REPURCHASE AGREEMENT 7.4%
   Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $33,848,932) (COST $33,844,664) ..       33,844,664       33,844,664
    ABN Amro Inc. (Maturity Value $2,913,907)
    Barclays Capital Inc. (Maturity Value $2,913,907)
    Bear, Stearns & Co. Inc. (Maturity Value $1,665,090)
    BMO Nesbitt Burns Corp. (Maturity Value $2,913,907)
    BNP Paribas Securities Corp. (Maturity Value $2,913,907)
    Chase Securities Inc. (Maturity Value $2,913,907)
    Deutsche Bank Securities (Maturity Value $2,913,907)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,913,907)
    Lehman Brothers Inc. (Maturity Value $3,044,772)
    Morgan Stanley & Co. Inc. (Maturity Value $2,913,907)
    SG Cowen Securities Corp. (Maturity Value $2,913,907)
    UBS Warburg LLC (Maturity Value $2,913,907)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $388,940,370) 99.1% ...................................................                       450,838,386
   OTHER ASSETS, LESS LIABILITIES .9% ............................................................                         4,097,175
                                                                                                                        ------------
   NET ASSETS 100.0% .............................................................................                      $454,935,561
                                                                                                                        ------------


(a) See Note 1(c) regarding joint repurchase agreement.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                          CLASS A
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001    ---------------------------------------------------------------
                                                    (UNAUDITED)         2000          1999         1998         1997         1996
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   6.98         $   7.72      $   8.25     $   8.41     $   8.65     $   8.31
                                                  ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................           .26              .56           .58          .60          .60          .61
 Net realized and unrealized gains (losses) ...           .06             (.70)         (.51)        (.15)        (.22)         .33
                                                  ----------------------------------------------------------------------------------
Total from investment operations ..............           .32             (.14)          .07          .45          .38          .94
                                                  ----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.30)            (.29)         (.58)        (.61)        (.62)        (.60)
 Tax return of capital ........................            --             (.31)           --           --           --           --
 Net realized gains ...........................            --               --          (.02)          --           --           --
                                                  ----------------------------------------------------------------------------------
Total distributions ...........................          (.30)            (.60)         (.60)        (.61)        (.62)        (.60)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period ................      $   7.00         $   6.98      $   7.72     $   8.25     $   8.41     $   8.65
                                                  ==================================================================================

Total return(b) ...............................          4.58%           (1.93)%         .90%        5.57%        4.31%       11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $ 69,794         $ 69,945      $ 85,004     $110,876     $118,348     $137,626
Ratios to average net assets:
 Expenses .....................................          1.09%(c)         1.12%         1.06%         .96%         .90%         .85%
 Net investment income ........................          7.39%(c)         7.62%         7.28%        7.17%        6.97%        7.68%
Portfolio turnover rate .......................         17.56%          138.13%        61.50%       49.93%      193.30%      139.71%



(a) Based on average shares outstanding effective year ended October 31, 1999.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                            CLASS C
                                                   ---------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2001    -------------------------------------------------------------
                                                      (UNAUDITED)         2000         1999         1998         1997         1996
                                                   ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $  6.99         $  7.73      $  8.26      $  8.41      $  8.65      $  8.31
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................            .24             .53          .54          .55          .55          .56
 Net realized and unrealized gains (losses) ....            .06            (.71)        (.51)        (.14)        (.22)         .33
                                                   ---------------------------------------------------------------------------------
Total from investment operations ...............            .30            (.18)         .03          .41          .33          .89
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           (.28)           (.25)        (.54)        (.56)        (.57)        (.55)
 Tax return of capital .........................             --            (.31)          --           --           --           --
 Net realized gains ............................             --              --         (.02)          --           --           --
                                                   ---------------------------------------------------------------------------------
Total distributions ............................           (.28)           (.56)        (.56)        (.56)        (.57)        (.55)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period .................        $  7.01         $  6.99      $  7.73      $  8.26      $  8.41      $  8.65
                                                   =================================================================================

Total return(b) ................................           4.31%          (2.43)%        .36%        5.12%        3.74%       11.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $ 4,130         $ 3,383      $ 4,744      $ 5,710      $ 4,473      $ 3,700
Ratios to average net assets:
 Expenses ......................................           1.61%(c)        1.64%        1.59%        1.49%        1.46%        1.40%
 Net investment income .........................           6.88%(c)        7.11%        6.77%        6.64%        6.43%        7.17%
Portfolio turnover rate ........................          17.56%         138.13%       61.50%       49.93%      193.30%      139.71%



(a) Based on average shares outstanding effective year ended October 31, 1998.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                          --------------------------------------------------------------------------

                                                           SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                            APRIL 30, 2001    ------------------------------------------------------
                                                             (UNAUDITED)         2000          1999          1998         1997(d)
                                                          --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................       $  6.98          $  7.73       $  8.26       $  8.41       $  8.71
                                                          --------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .............................           .27              .59           .59           .62           .49
 Net realized and unrealized gains (losses) ...........           .07             (.73)         (.51)         (.15)         (.28)
                                                          --------------------------------------------------------------------------
Total from investment operations ......................           .34             (.14)          .08           .47           .21
                                                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income ................................          (.31)            (.30)         (.59)         (.62)         (.51)
 Tax return of capital ................................            --             (.31)           --            --            --
 Net realized gains ...................................            --               --          (.02)           --            --
                                                          --------------------------------------------------------------------------
Total distributions ...................................          (.31)            (.61)         (.61)         (.62)         (.51)
                                                          --------------------------------------------------------------------------
Net asset value, end of period ........................       $  7.01          $  6.98       $  7.73       $  8.26       $  8.41
                                                          ==========================================================================

Total return(b) .......................................          4.79%           (1.94)%        1.03%         5.81%         2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................       $    91          $    84       $   694       $   829       $   741
Ratios to average net assets:
 Expenses .............................................           .96%(c)         1.00%          .94%          .85%          .82%(c)
 Net investment income ................................          7.67%(c)         7.80%         7.43%         7.30%         7.08%(c)
Portfolio turnover rate ...............................         17.56%          138.13%        61.50%        49.93%       193.30%



(a) Based on average shares outstanding effective year ended October 31, 1998.
(b) Total return is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 2, 1997 (effective date) to October 31, 1997.


                         See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS 95.1%
       AUSTRALIA 4.2%
       Government of Australia, 10.00%, 10/15/07 ..............................            2,438,000  AUD             $ 1,540,194
       Queensland Treasury Corp., 6.50%, 6/14/05 ..............................            2,979,000  AUD               1,576,364
                                                                                                                      -----------
                                                                                                                        3,116,558
                                                                                                                      -----------
       BELGIUM 4.0%
       Kingdom of Belgium:
         8.50%, 10/01/07 ......................................................            1,488,000  EUR               1,553,999
         7.50%, 7/29/08 .......................................................            1,400,000  EUR               1,406,615
                                                                                                                      -----------
                                                                                                                        2,960,614
                                                                                                                      -----------
       BRAZIL 9.7%
       Government of Brazil:
         FRN, 5.6875%, 4/15/09 ................................................            3,717,647                    3,039,176
         14.50%, 10/15/09 .....................................................            1,855,000                    1,966,300
         Series L, cvt., FRN, 5.6875%, 4/15/12 ................................            1,250,000                      887,113
         10.125%, 5/15/27 .....................................................            1,700,000                    1,269,475
                                                                                                                      -----------
                                                                                                                        7,162,064
                                                                                                                      -----------
       CANADA 2.8%
       Government of Canada, 10.00%, 5/01/02 ..................................            3,005,000  CAD               2,059,105
                                                                                                                      -----------

       DENMARK 1.7%
       Kingdom of Denmark, 8.00%, 3/15/06 .....................................            9,357,000  DKK               1,245,333
                                                                                                                      -----------

       FRANCE 5.8%
       Government of France:
         8.25%, 2/27/04 .......................................................            1,279,000  EUR               1,237,193
         8.50%, 10/25/08 ......................................................            2,806,000  EUR               3,019,515
                                                                                                                      -----------
                                                                                                                        4,256,708
                                                                                                                      -----------
       GERMANY 11.0%
       Federal Republic of Germany:
         Series 96, 6.00%, 1/05/06 ............................................            2,914,364  EUR               2,715,753
         Series 97, 6.00%, 1/04/07 ............................................            4,080,109  EUR               3,839,311
       Kreditanstalt Fuer Wiederaufbau, 5.00%, 7/04/11 ........................            1,846,000  EUR               1,592,954
                                                                                                                      -----------
                                                                                                                        8,148,018
                                                                                                                      -----------
       ITALY 7.3%
       Buoni Poliennali del Tesoro, 6.75%, 7/01/07 ............................            1,825,000  EUR               1,757,095
       Government of Italy:
         10.50%, 4/01/05 ......................................................            2,763,040  EUR               2,926,744
         5.00%, 5/01/08 .......................................................              835,000  EUR                 733,976
                                                                                                                      -----------
                                                                                                                        5,417,815
                                                                                                                      -----------
       MEXICO 4.5%
       United Mexican States:
         9.875%, 1/15/07 ......................................................              675,000                      728,663
         8.625%, 3/12/08 ......................................................              565,000                      576,300
         11.375%, 9/15/16 .....................................................            1,760,000                    2,061,840
                                                                                                                      -----------
                                                                                                                        3,366,803
                                                                                                                      -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       LONG TERM INVESTMENTS (CONT.)
       NETHERLANDS 3.2%
       Cellco Finance NV, 15.00%, 8/01/05 ......................................         $ 1,300,000                   $  951,438
       Government of Netherlands, 7.75%, 3/01/05 ...............................           1,485,000  EUR               1,447,584
                                                                                                                      -----------
                                                                                                                        2,399,022
                                                                                                                      -----------
       NEW ZEALAND 2.2%
       Government of New Zealand, 8.00%, 11/15/06 ..............................           3,623,000  NZD               1,613,070
                                                                                                                      -----------
       PANAMA .8%
       Republic of Panama, 8.875%, 9/30/27 .....................................             650,000                      578,500
                                                                                                                      -----------
       SOUTH KOREA 3.5%
       Hanvit Bank, 144A, 12.75%, 3/01/10 ......................................             770,000                      793,100
       Republic of Korea, 8.875%, 4/15/08 ......................................           1,660,000                    1,827,046
                                                                                                                      -----------
                                                                                                                        2,620,146
                                                                                                                      -----------
       SPAIN 2.7%
       Government of Spain, 8.80%, 4/30/06 .....................................           1,932,855  EUR               1,992,196
                                                                                                                      -----------
       SWEDEN 3.1%
       Kingdom of Sweden, 10.25%, 5/05/03 ......................................          21,500,000  SEK               2,325,787
                                                                                                                      -----------
       TURKEY 4.7%
       Republic of Turkey:
         Reg S, 10.00%, 9/19/07 ................................................             162,000                      142,155
         12.375%, 6/15/09 ......................................................           1,744,000                    1,569,600
         11.875%, 1/15/30 ......................................................           2,150,000                    1,771,063
                                                                                                                      -----------
                                                                                                                        3,482,818
                                                                                                                      -----------
       UNITED KINGDOM 3.4%
       United Kingdom:
         7.50%, 12/07/06 .......................................................             500,000                      794,773
         8.50%, 7/16/07 ........................................................           1,005,000  GBP               1,683,268
                                                                                                                      -----------
                                                                                                                        2,478,041
                                                                                                                      -----------
       UNITED STATES 13.1%
       FNMA, 5.25%, 1/15/09 ....................................................           3,609,000                    3,474,385
       KFW International Finance Inc., 6.125%, 7/08/02 .........................             221,000                      224,665
       U.S. Treasury Bond, 5.25%, 11/15/28 .....................................           3,364,000                    3,063,988
       U.S. Treasury Note, 7.25%, 8/15/04 ......................................           2,714,000                    2,921,835
                                                                                                                      -----------
                                                                                                                        9,684,873
                                                                                                                      -----------
       VENEZUELA 7.4%
       Republic of Venezuela:
         144A, 9.125%, 6/18/07 .................................................           1,220,000                    1,058,711
         9.25%, 9/15/27 ........................................................           6,430,000                    4,448,755
                                                                                                                      -----------
                                                                                                                        5,507,466
                                                                                                                      -----------
       TOTAL LONG TERM INVESTMENTS (COST $83,650,263) ..........................                                       70,414,937
                                                                                                                      -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                       AMOUNT*                        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)    REPURCHASE AGREEMENT 3.3%
       Dresdner Kleinwort Benson, North America LLC, 4.45%, 5/01/01
         (Maturity Value $2,405,297) (COST $2,405,000)
         Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
         Government Agency Securities .........................................            $2,405,000                 $ 2,405,000
                                                                                                                      -----------
       TOTAL INVESTMENTS (COST $86,055,263) 98.4% .............................                                        72,819,937
       OTHER ASSETS, LESS LIABILITIES 1.6% ....................................                                         1,195,283
                                                                                                                      -----------
       TOTAL NET ASSETS 100.0% ................................................                                       $74,015,220
                                                                                                                      -----------



CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

PORTFOLIO ABBREVIATIONS:
FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note


(a)  See Note 1(c) regarding repurchase agreement.

*    The principal amount is stated in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                     CLASS A
                                                 ----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2001     -------------------------------------------------------------
                                                    (UNAUDITED)          2000          1999        1998         1997         1996
                                                 ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $  10.09          $  10.11     $  10.46     $  10.29     $  10.28     $  10.35
                                                 ----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                .28               .57          .53          .54          .57          .58
 Net realized and unrealized gains (losses)              .23                --         (.38)         .19          .02         (.08)
                                                 ----------------------------------------------------------------------------------
Total from investment operations                         .51               .57          .15          .73          .59          .50
                                                 ----------------------------------------------------------------------------------
Less distributions from net investment income           (.29)             (.59)        (.50)        (.56)        (.58)        (.57)
                                                 ----------------------------------------------------------------------------------
Net asset value, end of period                      $  10.31          $  10.09     $  10.11     $  10.46     $  10.29     $  10.28
                                                 ==================================================================================

Total return(b)                                         5.11%             5.86%        1.51%        7.38%        5.88%        4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $158,353          $141,646     $176,114     $224,132     $192,051     $196,042
Ratios to average net assets:
 Expenses                                                .88%(c)           .85%         .79%         .78%         .78%         .74%
 Net investment income                                  5.54%(c)          5.66%        5.18%        5.24%        5.51%        5.64%
Portfolio turnover rate                                27.97%            56.80%       64.26%       37.70%       40.56%       72.62%

(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                                     ADVISOR CLASS
                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                       YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2001     ------------------------------------------------------------
                                                     (UNAUDITED)          2000            1999            1998           1997(d)
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $   10.08          $   10.10       $   10.45       $   10.30       $   10.24
                                                   --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)                                 .29                .57             .54             .57             .47
 Net realized and unrealized gains (losses)               .23                .01            (.38)            .16             .07
                                                   --------------------------------------------------------------------------------
Total from investment operations                          .52                .58             .16             .73             .54
                                                   --------------------------------------------------------------------------------
Less distributions from net investment income            (.30)              (.60)           (.51)           (.58)           (.48)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period                      $   10.30          $   10.08       $   10.10       $   10.45       $   10.30
                                                   ================================================================================

Total return(b)                                          5.16%              5.97%           1.62%           7.38%           5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $   1,043          $   1,483       $   1,367       $   3,644       $     385
Ratios to average net assets:
 Expenses                                                 .78%(c)            .75%            .69%            .69%            .70%(c)
 Net investment income                                   5.62%(c)           5.76%           5.26%           5.28%           5.35%(c)
Portfolio turnover rate                                 27.97%             56.80%          64.26%          37.70%          40.56%


(a)  Based on average shares outstanding effective year ended October 31, 1999.

(b)  Total return is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 2, 1997 (effective date) to October 31, 1997.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED)


                                                                                         PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT                       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    AGENCY BONDS 31.5%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 12.9%
    5.50%, 5/15/02                                                                       $ 5,000,000                $  5,058,070
    6.52%, 1/02/02                                                                         5,000,000                   5,071,425
    7.00%, 3/15/10                                                                         9,700,000                  10,365,469
                                                                                                                     ------------
                                                                                                                      20,494,964
                                                                                                                     ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 18.6%
    5.75%, 4/15/03                                                                         7,000,000                   7,141,428
    6.19%, 2/19/09                                                                         3,500,000                   3,470,478
    6.625%,10/15/07                                                                       15,000,000                  15,774,974
    7.125%, 3/15/07                                                                        3,000,000                   3,235,935
                                                                                                                     ------------
                                                                                                                      29,622,815
                                                                                                                     ------------
    TOTAL AGENCY BONDS (COST $49,312,037)                                                                             50,117,779
                                                                                                                     ------------
    MORTGAGE BACKED SECURITIES 54.9%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 4.2%
    FHLMC Gold 15 year, 7.00%, 3/01/07 - 9/01/13                                           6,522,862                   6,695,989
                                                                                                                     ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 42.7%
    FNMA 7 year balloon, 6.00%, 4/01/04                                                    9,518,229                   9,684,252
    FNMA 7 year balloon, 6.50%, 9/01/05 - 10/01/06                                        18,482,552                  18,866,175
    FNMA 15 year, 6.50%, 12/01/08 - 2/01/12                                               14,958,717                  15,181,608
    FNMA 15 year, 7.00%, 7/01/12 - 12/01/14                                                8,755,336                   8,979,565
    FNMA 15 year, 7.50%, 1/01/15 - 3/01/16                                                15,505,532                  15,328,319
                                                                                                                     ------------
                                                                                                                      68,039,917
                                                                                                                     ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 8.0%
    GNMA 15 year, 6.50%, 10/15/13 - 7/15/14                                                8,314,810                   8,449,213
    GNMA 15 year, 7.50%, 10/15/14 - 12/15/14                                               4,152,498                   4,313,494
                                                                                                                      12,762,707
                                                                                                                     ------------
    TOTAL MORTGAGE BACKED SECURITIES (COST $85,228,606)                                                               87,498,615
                                                                                                                     ------------
    TOTAL LONG TERM INVESTMENTS (COST $134,540,643)                                                                  137,616,394
                                                                                                                     ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (UNAUDITED) (CONT.)

                                                                                         PRINCIPAL
    FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                            AMOUNT                       VALUE
----------------------------------------------------------------------------------------------------------------------------------
(a) REPURCHASE AGREEMENT 12.9%
    Joint Repurchase Agreement, 4.540%, 5/01/01, (Maturity Value $20,600,218)
      (COST $20,597,620)                                                                 $20,597,620                 $ 20,597,620
      ABN Amro Inc. (Maturity Value $1,773,383)
      Barclays Capital Inc. (Maturity Value $1,773,383)
      Bear, Stearns & Co. Inc. (Maturity Value $1,013,360)
      BMO Nesbitt Burns Corp. (Maturity Value $1,773,383)
      BNP Paribas Securities Corp. (Maturity Value $1,773,383)
      Chase Securities Inc. (Maturity Value $1,773,383)
      Deutsche Bank Securities (Maturity Value $1,773,383)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,773,383)
      Lehman Brothers Inc. (Maturity Value $1,853,028)
      Morgan Stanley & Co. Inc. (Maturity Value $1,773,383)
      SG Cowen Securities Corp. (Maturity Value $1,773,383)
      UBS Warburg LLC (Maturity Value $1,773,383)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities
                                                                                                                     ------------
     TOTAL INVESTMENTS (COST $155,138,263) 99.3%                                                                      158,214,014
     OTHER ASSETS, LESS LIABILITIES .7%                                                                                 1,182,129
                                                                                                                     ------------
     NET ASSETS 100.0%                                                                                               $159,396,143
                                                                                                                     ------------


(a)  See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)


                                                                                                                    FRANKLIN
                                                    FRANKLIN                               FRANKLIN GLOBAL     SHORT-INTERMEDIATE
                                                   CONVERTIBLE        FRANKLIN EQUITY        GOVERNMENT          U.S. GOVERNMENT
                                                 SECURITIES FUND        INCOME FUND          INCOME FUND         SECURITIES FUND
                                                 ------------------------------------------------------------------------------
Assets:
 Investments in securities:
 Cost .....................................        $184,938,238        $ 355,095,706         $ 83,650,263         $ 134,540,643
                                                 ------------------------------------------------------------------------------
 Value ....................................         201,936,646          416,993,722           70,414,937           137,616,394
Repurchase agreements, at value and cost ..          20,427,012           33,844,664            2,405,000            20,597,620
Cash ......................................                  --                   --                   89                    --
Receivables:
 Investment securities sold ...............           2,531,445            8,572,285                   --                    --
 Capital shares sold ......................           1,711,993              978,570               50,040             1,183,987
 Dividends and interest ...................           1,872,832            1,050,495            1,799,333               921,303
                                                 ------------------------------------------------------------------------------
    Total assets ..........................         228,479,928          461,439,736           74,669,399           160,319,304
                                                 ------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........           4,149,800            5,311,582                   --                    --
  Capital shares redeemed .................           1,118,082              423,375              472,948               712,248
  Affiliates ..............................             198,034              409,216               84,359               106,187
  Shareholders ............................              58,675              215,129               65,647                87,472
Other liabilities .........................              62,045              144,873               31,225                17,254
                                                 ------------------------------------------------------------------------------
    Total liabilities .....................           5,586,636            6,504,175              654,179               923,161
                                                 ------------------------------------------------------------------------------
    Net assets, at value ..................        $222,893,292        $ 454,935,561         $ 74,015,220         $ 159,396,143
                                                 ------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......        $    312,886        $    (338,526)        $   (382,801)        $      25,599
 Net unrealized appreciation (depreciation)          16,998,408           61,898,016          (13,263,652)            3,075,751
 Accumulated net realized gain (loss) .....           5,980,559           24,684,572           (4,699,373)           (7,635,921)
 Capital shares ...........................         199,601,439          368,691,499           92,361,046           163,930,714
                                                 ------------------------------------------------------------------------------
    Net assets, at value ..................        $222,893,292        $ 454,935,561         $ 74,015,220         $ 159,396,143
                                                 ==============================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2001 (UNAUDITED)


                                                                                                                   FRANKLIN
                                                                                                   FRANKLIN         SHORT-
                                                                 FRANKLIN                           GLOBAL       INTERMEDIATE
                                                               CONVERTIBLE     FRANKLIN EQUITY     GOVERNMENT   U.S. GOVERNMENT
                                                             SECURITIES FUND     INCOME FUND      INCOME FUND   SECURITIES FUND
                                                             ------------------------------------------------------------------
CLASS A:
 Net assets, at value ..................................     $   177,983,288     $365,453,441     $69,794,257     $158,352,849
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................          11,686,479       18,416,750       9,973,952       15,361,227
                                                             ------------------------------------------------------------------
 Net asset value per share(a)...........................     $         15.23     $      19.84     $      7.00     $      10.31
                                                             ------------------------------------------------------------------
 Maximum offering price per share (net asset value per
  share / 94.25%, 94.25%, 95.75%, 97.75%, respectively)      $         16.16     $      21.05     $      7.31     $      10.55
                                                             ------------------------------------------------------------------
CLASS B:
 Net assets, at value ..................................                  --     $  8,501,713              --               --
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................                  --          429,770              --               --
                                                             ------------------------------------------------------------------
 Net asset value and maximum offering price per share(a)                  --     $      19.78              --               --
                                                             ------------------------------------------------------------------
CLASS C:
 Net assets, at value ..................................     $    44,910,004     $ 80,980,407     $ 4,129,859               --
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................           2,961,472        4,092,470         589,482               --
                                                             ------------------------------------------------------------------
 Net asset value per share(a)...........................     $         15.16     $      19.79     $      7.01               --
                                                             ------------------------------------------------------------------
 Maximum offering price per share
 (net asset value per share / 99%) .....................     $         15.31     $      19.99     $      7.08               --
                                                             ------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ..................................                  --               --     $    91,104     $  1,043,294
                                                             ------------------------------------------------------------------
 Shares outstanding ....................................                  --               --          13,002          101,307
                                                             ------------------------------------------------------------------
 Net asset value and maximum offering price per share ..                  --               --     $      7.01     $      10.30
                                                             ------------------------------------------------------------------


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)


                                                                                                                    FRANKLIN
                                                                                                    FRANKLIN          SHORT-
                                                            FRANKLIN                                GLOBAL         INTERMEDIATE
                                                          CONVERTIBLE       FRANKLIN EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                        SECURITIES FUND       INCOME FUND         INCOME FUND      SECURITIES FUND
                                                        --------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................       $ 3,026,507        $  5,628,272        $        --        $       --
 Interest ..........................................         2,729,305           1,574,907          3,187,440         4,752,054
                                                        --------------------------------------------------------------------------
      Total investment income ......................         5,755,812           7,203,179          3,187,440         4,752,054
                                                        --------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................           559,041           1,106,881            234,706           439,181
 Distribution fees (Note 3)
  Class A ..........................................           195,785             428,966             45,725            72,335
  Class B ..........................................                --              29,925                 --                --
  Class C ..........................................           185,819             379,809             12,008                --
 Transfer agent fees (Note 3) ......................           151,629             455,736             78,600            77,724
 Custodian fees ....................................               655               1,515             13,500               409
 Reports to shareholders ...........................            14,818              34,623                 --             9,115
 Registration and filing fees ......................            13,549              25,746             27,700            42,657
 Professional fees .................................             8,516              14,531              5,500             4,407
 Trustees' fees and expenses .......................             6,093              13,135              2,100             4,899
 Other .............................................             3,844               4,639                 --             5,441
                                                        --------------------------------------------------------------------------
      Total expenses ...............................         1,139,749           2,495,506            419,839           656,168
                                                        --------------------------------------------------------------------------
       Net investment income .......................         4,616,063           4,707,673          2,767,601         4,095,886
                                                        --------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments .....................................         5,981,446          25,360,217         (2,069,938)          403,707
   Foreign currency transactions ...................                --                  --            (57,339)               --
                                                        --------------------------------------------------------------------------
      Net realized gain (loss) .....................         5,981,446          25,360,217         (2,127,277)          403,707
 Net unrealized appreciation (depreciation) on:
  Investments ......................................        (3,723,623)        (14,189,597)         2,609,245         2,785,626
  Translation of assets and liabilities denominated
   in foreign currencies ...........................                --                  --             49,556                --
                                                        --------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) ...        (3,723,623)        (14,189,597)         2,658,801         2,785,626
                                                        --------------------------------------------------------------------------
Net realized and unrealized gain ...................         2,257,823          11,170,620            531,524         3,189,333
                                                        --------------------------------------------------------------------------
Net increase in net assets resulting from operations       $ 6,873,886        $ 15,878,293        $ 3,299,125        $7,285,219
                                                        ==========================================================================


(a) Net of foreign taxes and fees of $31,765 and $6,189 for the Franklin Equity Income Fund and Franklin Global Government Income Fund, respectively.


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000


                                                  FRANKLIN CONVERTIBLE SECURITIES FUND         FRANKLIN EQUITY INCOME FUND
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED        YEAR ENDED       SIX MONTHS ENDED          YEAR ENDED
                                                  APRIL 30, 2001       OCTOBER 31, 2000     APRIL 30, 2001       OCTOBER 31, 2000
                                                 --------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................       $   4,616,063        $   8,559,985        $   4,707,673        $  11,430,829
  Net realized gain ........................           5,981,446           12,144,775           25,360,217            9,149,345
  Net unrealized appreciation (depreciation)
   on investments ..........................          (3,723,623)          24,938,138          (14,189,597)          29,128,699
                                                 --------------------------------------------------------------------------------
      Net increase in net assets resulting
       from operations .....................           6,873,886           45,642,898           15,878,293           49,708,873
 Distributions to shareholders from:
  Net investment income:
   Class A .................................          (4,738,945)          (6,243,372)          (4,642,604)          (9,602,977)
   Class B .................................                  --                   --              (58,253)             (65,751)
   Class C .................................            (984,215)          (1,171,254)            (731,268)          (1,418,498)
  Net realized gains:
   Class A .................................          (6,685,876)                  --           (7,463,039)         (25,502,552)
   Class B .................................                  --                   --             (111,581)            (173,233)
   Class C .................................          (1,556,622)                  --           (1,589,225)          (5,214,780)
                                                 --------------------------------------------------------------------------------
 Total distributions to shareholders .......         (13,965,658)          (7,414,626)         (14,595,970)         (41,977,791)
 Capital share transactions: (Note 2)
   Class A .................................          24,668,342           (2,076,617)          19,761,014          (47,629,933)
   Class B .................................                  --                   --            3,923,951            1,786,312
   Class C .................................          10,661,626             (552,181)           7,401,562          (10,134,574)
                                                 --------------------------------------------------------------------------------
 Total capital share transactions ..........          35,329,968           (2,628,798)          31,086,527          (55,978,195)
      Net increase (decrease) in net assets           28,238,196           35,599,474           32,368,850          (48,247,113)
Net assets:
 Beginning of period .......................         194,655,096          159,055,622          422,566,711          470,813,824
                                                 --------------------------------------------------------------------------------
 End of period .............................       $ 222,893,292        $ 194,655,096        $ 454,935,561        $ 422,566,711
                                                 ================================================================================
Undistributed net investment income included
  in net assets:
    End of period ..........................       $     312,886        $   1,419,983        $    (338,526)       $     385,926
                                                 --------------------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
AND THE YEAR ENDED OCTOBER 31, 2000

                                                                   FRANKLIN GLOBAL             FRANKLIN SHORT-INTERMEDIATE
                                                              GOVERNMENT INCOME FUND           U.S. GOVERNMENT SECURITIES FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED       YEAR ENDED      SIX MONTHS ENDED         YEAR ENDED
                                                      APRIL 30, 2001     OCTOBER 31, 2000     APRIL 30, 2001      OCTOBER 31, 2000
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................       $  2,767,601        $  6,206,100        $   4,095,886        $   8,897,646
  Net realized gain (loss) from investments and
   foreign currency transactions ...............         (2,127,277)         (5,568,260)             403,707           (2,364,551)
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies          2,658,801          (2,064,774)           2,785,626            2,139,300
                                                     -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...............          3,299,125          (1,426,934)           7,285,219            8,672,395
 Distributions to shareholders from:
  Net investment income:
   Class A .....................................         (2,999,700)         (3,037,241)          (4,211,006)          (9,213,924)
   Class C .....................................           (146,603)           (146,866)                  --                   --
   Advisor Class ...............................             (4,099)             (7,276)             (37,043)             (93,801)
 Tax return of capital:
   Class A .....................................                 --          (3,227,571)                  --                   --
   Class C .....................................                 --            (156,069)                  --                   --
   Advisor Class ...............................                 --              (7,733)                  --                   --
                                                     -----------------------------------------------------------------------------
 Total distributions to shareholders ...........         (3,150,402)         (6,582,756)          (4,248,049)          (9,307,725)
 Capital share transactions: (Note 2)
   Class A .....................................           (323,111)         (7,456,695)          13,707,772          (33,839,480)
   Class C .....................................            771,170            (968,014)                  --                   --
   Advisor Class ...............................              5,932            (595,804)            (477,494)             122,593
                                                     -----------------------------------------------------------------------------
 Total capital share transactions ..............            453,991          (9,020,513)          13,230,278          (33,716,887)
      Net increase (decrease) in net assets ....            602,714         (17,030,203)          16,267,448          (34,352,217)
Net assets:
 Beginning of period ...........................         73,412,506          90,442,709          143,128,695          177,480,912
                                                     -----------------------------------------------------------------------------
 End of period .................................       $ 74,015,220        $ 73,412,506        $ 159,396,143        $ 143,128,695
                                                     =============================================================================
Undistributed net investment income included
  in net assets:
   End of period ...............................       $   (382,801)       $         --        $      25,599        $     177,762
                                                     =============================================================================


                       See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series (the Funds). All funds included in this report are diversified except the Franklin Global Government Income Fund. The investment objectives of the Funds included in this report are:

GLOBAL INCOME                         GROWTH AND INCOME                INCOME
--------------------------------------------------------------------------------------------------------------------------
Global Government Income Fund         Convertible Securities Fund      Short-Intermediate U.S. Government Securities Fund
                                      Equity Income Fund

On March 20, 2001, the Board of Trustees for the Trust approved a proposal to merge Franklin Global Government Income Fund into the Templeton Global Bond Fund, subject to approval by the Shareholders of Franklin Global Government Income Fund.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS:

The Franklin Convertible Securities Fund, Franklin Equity Income Fund, and Franklin Short-Intermediate U.S. Government Securities Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. The Franklin Global Government Income Fund may

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. REPURCHASE AGREEMENTS: (CONT.)

enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Franklin Global Government Income Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2001, all repurchase agreements held by the Funds had been entered into on that date.

d. FOREIGN CURRENCY CONTRACTS:

When the Franklin Global Government Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

e. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally excepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment income and amortize premium and discount on all fixed-income securities. Adopting these principles will not impact the net assets or the distributions of the Funds. As of April 30, 2001, the Funds estimate the current cumulative adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of their investments as listed below:

                                                     ESTIMATED COST
                                                        DECREASE
        -------------------------------------------------------------
        Franklin Convertible Securities Fund           $  269,630
        Franklin Equity Income Fund                    $  313,327
        Franklin Global Government Income Fund         $1,980,746

As permitted, the revised Guide has been implemented early by the Franklin Short-Intermediate U.S. Government Securities Fund for the fiscal year ended October 31, 2001. Prior to November 1, 2000, paydown gains and losses were included in realized gains and losses. The Fund recorded $100,825 as an adjustment to interest income for paydown gains and losses and decreased the recorded cost of its investments by $50,599 due to amortization during the period ended April 30, 2001.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                   CLASS
        --------------------------------------------------------------------
        Convertible Securities Fund                           A & C
        Equity Income Fund                                    A, B & C
        Global Government Income Fund                         A, C & Advisor
        Short-Intermediate U.S. Government Securities Fund    A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)

62


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                          CONVERTIBLE SECURITIES FUND                   EQUITY INCOME FUND
                                                       ---------------------------------------------------------------------------
                                                          SHARES               AMOUNT              SHARES                AMOUNT
                                                       ---------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
 Shares sold ..................................          2,946,990         $  44,221,108           3,144,149         $  61,100,951
 Shares issued in reinvestment of distributions            642,030             9,351,565             526,862            10,162,135
 Shares redeemed ..............................         (1,892,829)          (28,904,331)         (2,641,490)          (51,502,072)
                                                       ---------------------------------------------------------------------------
 Net increase .................................          1,696,191         $  24,668,342           1,029,521         $  19,761,014
                                                       ---------------------------------------------------------------------------
Year ended October 31, 2000
 Shares sold ..................................         10,080,650         $ 157,264,142           6,142,019         $ 110,209,796
 Shares issued in reinvestment of distributions            317,324             4,788,259           1,738,950            30,426,262
 Shares redeemed ..............................        (10,592,868)         (164,129,018)        (10,594,274)         (188,265,991)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................           (194,894)        $  (2,076,617)         (2,713,305)        $ (47,629,933)
                                                       ---------------------------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2001
 Shares sold ..................................                                                      245,168         $   4,760,240
 Shares issued in reinvestment of distributions                                                        7,702               148,076
 Shares redeemed ..............................                                                      (51,255)             (984,365)
                                                                                                  --------------------------------
 Net increase .................................                                                      201,615         $   3,923,951
                                                                                                  ================================
Year ended October 31, 2000 ...................
 Shares sold ..................................                                                      149,977         $   2,694,173
 Shares issued in reinvestment of distributions                                                       12,578               219,914
 Shares redeemed ..............................                                                      (64,499)           (1,127,775)
                                                                                                  --------------------------------
 Net increase .................................                                                       98,056         $   1,786,312
                                                                                                  --------------------------------
CLASS C SHARES:
Six months ended April 30, 2001
 Shares sold ..................................            767,105         $  11,369,614             810,698         $  15,751,441
 Shares issued in reinvestment of distributions            144,463             2,092,865             106,861             2,054,350
 Shares redeemed ..............................           (190,036)           (2,800,853)           (538,025)          (10,404,229)
                                                       ---------------------------------------------------------------------------
 Net increase .................................            721,532         $  10,661,626             379,534         $   7,401,562
                                                       ===========================================================================
Year ended October 31, 2000
 Shares sold ..................................            501,333         $   7,691,322             958,482         $  17,287,634
 Shares issued in reinvestment of distributions             60,362               908,242             345,903             6,026,937
 Shares redeemed ..............................           (616,352)           (9,151,745)         (1,893,621)          (33,449,145)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................            (54,657)        $    (552,181)           (589,236)        $ (10,134,574)
                                                       ===========================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              GLOBAL GOVERNMENT                      SHORT-INTERMEDIATE
                                                                  INCOME FUND                  U.S. GOVERNMENT SECURITIES FUND
                                                       ---------------------------------------------------------------------------
                                                          SHARES              AMOUNT              SHARES               AMOUNT
                                                       ---------------------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2001
 Shares sold ..................................           919,626         $  6,620,040           7,445,078         $  76,477,308
 Shares issued in reinvestment of distributions           263,666            1,881,516             292,178             3,004,189
 Shares redeemed ..............................        (1,230,218)          (8,824,667)         (6,413,097)          (65,773,725)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................           (46,926)        $   (323,111)          1,324,159         $  13,707,772
                                                       ===========================================================================
Year ended October 31, 2000
 Shares sold ..................................         2,807,470         $ 20,750,963          26,702,261         $ 266,291,754
 Shares issued in reinvestment of distributions           506,750            3,731,017             643,040             6,423,650
 Shares redeemed ..............................        (4,301,357)         (31,938,675)        (30,735,289)         (306,554,884)
                                                       ---------------------------------------------------------------------------
 Net decrease .................................          (987,137)        $ (7,456,695)         (3,389,988)        $ (33,839,480)
                                                       ============================================================================
CLASS C SHARES:
Six months ended April 30, 2001
 Shares sold ..................................           142,938         $  1,037,398
 Shares issued in reinvestment of distributions            12,884               92,061
 Shares redeemed ..............................           (50,470)            (358,289)
                                                       --------------------------------
 Net increase .................................           105,352         $    771,170
                                                       --------------------------------
Year ended October 31, 2000
 Shares sold ..................................           118,514         $    879,309
 Shares issued in reinvestment of distributions            24,891              183,648
 Shares redeemed ..............................          (272,964)          (2,030,971)
                                                       --------------------------------
 Net decrease .................................          (129,559)        $   (968,014)
                                                       =================================
ADVISOR CLASS:
Six months ended April 30, 2001
 Shares sold ..................................             3,592         $     25,675              76,010         $     771,132
 Shares issued in reinvestment of distributions               528                3,772               3,180                32,587
 Shares redeemed ..............................            (3,217)             (23,515)           (125,032)           (1,281,213)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................               903         $      5,932             (45,842)        $    (477,494)
                                                       ---------------------------------------------------------------------------
Year ended October 31, 2000
 Shares sold ..................................             4,521         $     34,577              62,186         $     625,861
 Shares issued in reinvestment of distributions             1,953               14,697               8,177                81,588
 Shares redeemed ..............................           (84,260)            (645,078)            (58,653)             (584,856)
                                                       ---------------------------------------------------------------------------
 Net increase (decrease) ......................           (77,786)        $   (595,804)             11,710         $     122,593
                                                       ===========================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                           AFFILIATION
        --------------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                               Investment manager
        Franklin Templeton Services, LLC (FT Services)                   Administrative manager
        Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
        Templeton Investment Counsel, LLC (TIC)                          Investment manager

The Funds pay an investment management fee to Advisers based on the month end net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE             NET ASSETS
      ----------------------------------------------------------------------------
          .625%              First $100 million
          .500%              Over $100 million, up to and including $250 million
          .450%              In excess of $250 million

Under a subadvisory agreement, TIC provides subadvisory services to the Global Government Income Fund, and receives from Advisers fees based on the average monthly net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to the stated percentages of their average daily net assets for costs incurred in marketing the Funds' shares as follows:

        FUND                                                   CLASS A     CLASS B      CLASS C
        ----------------------------------------------------------------------------------------
        Convertible Securities Fund                              .25%        --           1.00%
        Equity Income Fund                                       .25%      1.00%          1.00%
        Global Government Income Fund                            .15%        --            .65%
        Short-Intermediate U.S. Government Securities Fund       .10%        --             --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                     GLOBAL        SHORT-INTERMEDIATE
                                                CONVERTIBLE        EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                              SECURITIES FUND    INCOME FUND       INCOME FUND      SECURITIES FUND
                                              -------------------------------------------------------------------------
Net commissions paid ..................           $38,995          $245,482           $7,842            $14,893
Contingent deferred sales charges .....           $ 1,612          $ 57,182            $ 476            $15,044

The Funds paid transfer agent fees of $763,689, of which $557,257 was paid to Investor Services.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES

At October 31, 2000, the Global Government Income Fund and the
Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                        GLOBAL       SHORT-INTERMEDIATE
                                                      GOVERNMENT       U.S. GOVERNMENT
                                                     INCOME FUND       SECURITIES FUND
                                                     -----------------------------------
        Capital loss carryovers expiring in:
         2002                                        $       --          $1,788,818
         2003                                                --           3,564,637
         2004                                                --             300,618
         2007                                                --              21,004
         2008                                          1,358,201          2,364,551
                                                     -----------------------------------
                                                      $1,358,201         $8,039,628
                                                     ===================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

At April 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                                 GLOBAL        SHORT-INTERMEDIATE
                                                   CONVERTIBLE              EQUITY             GOVERNMENT        U.S. GOVERNMENT
                                                  SECURITIES FUND        INCOME FUND          INCOME FUND        SECURITIES FUND
                                                 ----------------------------------------------------------------------------------
Investments at cost ......................        $ 206,106,540         $ 389,359,744         $ 86,773,287       $ 155,138,263
                                                 ==================================================================================
Unrealized appreciation ..................        $  26,130,424         $  71,857,174         $    225,266       $   3,289,363
Unrealized depreciation ..................           (9,873,306)          (10,378,532)         (14,178,616)           (213,612)
                                                 ----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)        $  16,257,118         $  61,478,642         $(13,953,350)      $   3,075,751
                                                 ==================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2001 were as follows:

                                                                             GLOBAL       SHORT-INTERMEDIATE
                                   CONVERTIBLE             EQUITY          GOVERNMENT       U.S. GOVERNMENT
                                 SECURITIES FUND        INCOME FUND        INCOME FUND      SECURITIES FUND
                                ------------------------------------------------------------------------------
Purchases........                  $185,752,511        $229,470,987        $13,204,650        $38,908,701
Sales ...........                  $168,207,433        $216,918,648        $12,324,785        $44,710,110

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


6. CREDIT RISK

The Convertible Securities Fund and the Equity Income Fund have 14.63% and 6.5%, respectively, of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


66
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